UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

LEAP WIRELESS INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

10307 Pacific Center Court
San Diego, California 92121

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 17, 2007

To the Stockholders of Leap Wireless International, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Leap Wireless International, Inc., a Delaware corporation (“Leap”), will be held at the Hyatt Regency La Jolla, 3777 La Jolla Village Drive, San Diego, California 92122, on Thursday, May 17, 2007, at 1:00 p.m. local time, for the following purposes:

1. To elect the following six directors to hold office until the next Annual Meeting of Stockholders or until their successors have been elected and have qualified:

James D. Dondero	Robert V. LaPenta
John D. Harkey, Jr.	Mark H. Rachesky, M.D.
S. Douglas Hutcheson	Michael B. Targoff

2. To approve the second amendment to the 2004 Stock Option, Restricted Stock and Deferred Stock Unit Plan, as amended, increasing the number of shares of Common Stock reserved for issuance thereunder from 4,800,000 to 8,300,000 shares, and the 2004 Stock Option, Restricted Stock and Deferred Stock Unit Plan, as amended to date, including the second amendment thereto.

3. To approve the Leap Wireless International, Inc. Executive Incentive Bonus Plan.

4. To ratify the selection of PricewaterhouseCoopers LLP as Leap’s independent registered public accounting firm for the fiscal year ending December 31, 2007.

5. To transact such other business as may properly come before the Annual Meeting or any continuation, adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on March 20, 2007 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any continuation, adjournment or postponement thereof.

By Order of the Board of Directors

S. Douglas Hutcheson
Chief Executive Officer and President

San Diego, California
April 6, 2007

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN A PROXY ISSUED IN YOUR NAME FROM THE RECORD HOLDER.

Page

INFORMATION CONCERNING SOLICITATION AND VOTING	1
PROPOSAL 1: ELECTION OF DIRECTORS	2
BOARD OF DIRECTORS AND BOARD COMMITTEES	4
PROPOSAL 2: APPROVAL OF SECOND AMENDMENT TO THE 2004 STOCK OPTION, RESTRICTED STOCK AND DEFERRED STOCK UNIT PLAN OF LEAP WIRELESS INTERNATIONAL, INC. AND OF SUCH PLAN, AS AMENDED	8
PROPOSAL 3: APPROVAL OF THE LEAP WIRELESS INTERNATIONAL, INC. EXECUTIVE INCENTIVE BONUS PLAN	15
PROPOSAL 4: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	20
REPORT OF THE AUDIT COMMITTEE	21
EXECUTIVE OFFICERS	22
EXECUTIVE COMPENSATION	23
COMPENSATION COMMITTEE REPORT	44
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	44
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	46
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	48
STOCKHOLDER PROPOSALS	48
OTHER MATTERS	49
APPENDIX A: 2004 STOCK OPTION, RESTRICTED STOCK AND DEFERRED STOCK UNIT PLAN OF LEAP WIRELESS INTERNATIONAL, INC.	A-1-1
FIRST AMENDMENT TO 2004 STOCK OPTION, RESTRICTED STOCK AND DEFERRED STOCK UNIT PLAN OF LEAP WIRELESS INTERNATIONAL, INC.	A-2-1
SECOND AMENDMENT TO 2004 STOCK OPTION, RESTRICTED STOCK AND DEFERRED STOCK UNIT PLAN OF LEAP WIRELESS INTERNATIONAL, INC.	A-3-1
APPENDIX B: LEAP WIRELESS INTERNATIONAL, INC. EXECUTIVE INCENTIVE BONUS PLAN	B-1
APPENDIX C: FINANCIAL INFORMATION	C-1
APPENDIX D: PERFORMANCE MEASUREMENT COMPARISON OF STOCKHOLDER RETURNS	D-1

i

10307 Pacific Center Court
San Diego, California 92121

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Leap Wireless International, Inc., a Delaware corporation (“Leap”), for use at the Annual Meeting of Stockholders to be held on Thursday, May 17, 2007, at 1:00 p.m. local time (the “Annual Meeting”), or at any continuation, adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Hyatt Regency La Jolla, 3777 La Jolla Village Drive, San Diego, California 92122. The approximate date on which this proxy statement and the accompanying proxy card are first to be sent to stockholders is April 6, 2007. As used in this proxy statement, the terms “we,” “us,” “our,” and “ours” refer to Leap and its wholly owned subsidiaries, including Cricket Communications, Inc. (“Cricket”).

Solicitation

Leap will bear the cost of soliciting proxies for the upcoming Annual Meeting. Leap will ask banks, brokerage houses, fiduciaries and custodians holding stock in their names for others to send proxy materials to and obtain proxies from the beneficial owners of such stock, and Leap will reimburse them for their reasonable expenses in doing so. In addition, Leap has retained D.F. King and Co., Inc. to act as a proxy solicitor in conjunction with the meeting. Leap has agreed to pay that firm $5,500, plus reasonable expenses, costs and disbursements for proxy solicitation services. Leap and its directors, officers and regular employees may supplement the proxy solicitor’s solicitation of proxies by mail, personally, by telephone or by other appropriate means. No additional compensation will be paid to directors, officers or other regular employees for such services.

Voting Rights and Outstanding Shares

Stockholders of record at the close of business on March 20, 2007 (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting. At the close of business on the Record Date, Leap had 68,042,429 shares of common stock outstanding and entitled to vote. Stockholders of record on such date will be entitled to one vote on all matters to be voted upon for each share of common stock held.

A quorum is necessary for the transaction of business at the Annual Meeting. A quorum exists when holders of a majority of the total number of outstanding shares of common stock entitled to vote at the meeting are present in person or by proxy. At the Annual Meeting, the inspector of election appointed for the Annual Meeting will determine the presence of a quorum and tabulate the results of the voting by stockholders. The inspector of elections will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be considered shares entitled to vote in the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes (i.e., shares held by a broker or nominee that are represented at the meeting but which the broker or nominee is not empowered to vote on a particular proposal) are counted towards a quorum but are not counted for any purpose in determining whether a matter has been approved.

Revocability of Proxies

Any stockholder giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. Proxies may be revoked by filing with the Corporate Secretary of Leap at Leap’s principal executive offices, 10307 Pacific Center Court, San Diego, California 92121, a written notice of revocation or a duly executed proxy bearing a later date. A stockholder of record at the close of business on the Record Date may vote in person if present at the Annual Meeting, whether or not he or she has previously given a proxy. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

PROPOSAL 1

ELECTION OF DIRECTORS

Leap’s Amended and Restated Certificate of Incorporation provides that the number of directors that shall constitute the whole Board shall be fixed exclusively by one or more resolutions adopted from time to time by the Board. The authorized number of directors currently is six.

Each of the nominees is currently a member of Leap’s Board and is standing for re-election by the stockholders. If elected at the Annual Meeting, each of the six nominees will serve until Leap’s next Annual Meeting of Stockholders, in each case until his successor is elected and has qualified, or until such director’s earlier death, resignation or removal.

Directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the six nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board may propose. Each person nominated for election has agreed to serve if elected, and the Board does not believe that any nominee will be unable to serve.

Biographical information for each person nominated as a director is set forth below.

Nominees for Election

Mark H. Rachesky, M.D., 48, has served as a member and chairman of our Board since August 2004. Dr. Rachesky is the founder and president of MHR Fund Management LLC, which is an investment manager of various private investment funds that invest in inefficient market sectors, including special situation equities and distressed investments. From 1990 through June 1996, Dr. Rachesky served in various positions at Icahn Holding Corporation, including as a senior investment officer and for the last three years as sole managing director and acting chief investment advisor. Dr. Rachesky serves as a member and chairman of the board of directors of Loral Space & Communications, Inc. (NASDAQ: LORL), and as a member of the boards of directors of Emisphere Technologies, Inc. (NASDAQ: EMIS), Neose Technologies, Inc. (NASDAQ: NTEC) and NationsHealth, Inc. (NASDAQ: NHRX). Dr. Rachesky holds a B.S. in molecular aspects of cancer from the University of Pennsylvania, an M.D. from the Stanford University School of Medicine, and an M.B.A. from the Stanford University School of Business.

James D. Dondero, 44, has served as a member of our Board since August 2004. Mr. Dondero is the founder of Highland Capital Management, L.P. and has served as its president since 1993. Prior to founding Highland Capital Management, L.P., Mr. Dondero served as chief investment officer of a subsidiary of Protective Life Insurance Company. Mr. Dondero is also currently a member of the board of directors of American Banknote Corp. Mr. Dondero holds degrees in accounting and finance, Beta Gamma Sigma, from the University of Virginia. Mr. Dondero completed financial training at Morgan Guaranty Trust Company, and is a certified public accountant, a chartered financial analyst and a certified management accountant.

John D. Harkey, Jr., 46, has served as a member of our Board since March 2005. Since 1998, Mr. Harkey has served as chief executive officer and chairman of Consolidated Restaurant Companies, Inc., and as chief executive officer and vice chairman of Consolidated Restaurant Operations, Inc. Mr. Harkey also has been manager of the investment firm Cracken, Harkey & Street, L.L.C. since 1997. From 1992 to 1998, Mr. Harkey was a partner with the law firm Cracken & Harkey, LLP. Mr. Harkey was founder and managing director of Capstone Capital Corporation and Capstone Partners, Inc. from 1989 until 1992. He currently serves on the boards of directors and audit committees of Loral Space & Communications, Inc. (NASDAQ:LORL), Energy Transfer Partners, L.P. (NYSE:ETP), Energy Transfer Equity, L.P. (NYSE:ETE) and Emisphere Technologies, Inc. (NASDAQ:EMIS). He

also serves on the President’s Development Council of Howard Payne University, and on the executive board of Circle Ten Council of the Boy Scouts of America. Mr. Harkey obtained a B.B.A. with honors and a J.D. from the University of Texas at Austin and an M.B.A. from Stanford University School of Business.

S. Douglas Hutcheson, 50, was appointed as our chief executive officer and president in February 2005, and has served as a member of our Board since then, having previously served as our president and chief financial officer from January 2005 to February 2005, as our executive vice president and chief financial officer from January 2004 to January 2005, as our senior vice president and chief financial officer from August 2002 to January 2004, as our senior vice president and chief strategy officer from March 2002 to August 2002, as our senior vice president, product development and strategic planning from July 2000 to March 2002, as our senior vice president, business development from March 1999 to July 2000 and as our vice president, business development from September 1998 to March 1999. From February 1995 to September 1998, Mr. Hutcheson served as vice president, marketing in the Wireless Infrastructure Division at Qualcomm Incorporated. Mr. Hutcheson is on the board of directors of the Children’s Museum of San Diego and of San Diego’s Regional Economic Development Corporation. Mr. Hutcheson holds a B.S. in mechanical engineering from California Polytechnic University and an M.B.A. from University of California, Irvine.

Robert V. LaPenta, 61, has served as a member of our Board since March 2005. Mr. LaPenta is the chairman, president and chief executive officer of L-1 Identity Solutions, Inc. (NYSE:ID), a provider of technology solutions for protecting and securing personal identities and assets. From April 2005 to August 2006, Mr. LaPenta served as the chairman and chief executive officer of L-1 Investment Partners, LLC, an investment firm seeking investments in the biometrics area. Mr. LaPenta served as president, chief financial officer and director of L-3 Communications Holdings, Inc., a company he co-founded, from April 1997 until his retirement from those positions effective April 1, 2005. From April 1996, when Loral Corporation was acquired by Lockheed Martin Corporation, until April 1997, Mr. LaPenta was a vice president of Lockheed Martin and was vice president and chief financial officer of Lockheed Martin’s C3I and Systems Integration Sector. Prior to the April 1996 acquisition of Loral, Mr. LaPenta was Loral’s senior vice president and controller, a position he held since 1981. Mr. LaPenta previously served in a number of other executive positions with Loral since he joined that company in 1972. Mr. LaPenta is on the board of trustees of Iona College and the board of directors of Core Software Technologies. Mr. LaPenta received a B.B.A. in accounting and an honorary degree in 2000 from Iona College in New York.

Michael B. Targoff, 62, has served as a member of our Board since September 1998. He is founder of Michael B. Targoff and Co., a company that seeks active or controlling investments in telecommunications and related industry early stage companies. In February 2006, Mr. Targoff was appointed chief executive officer and vice-chairman of the board of directors of Loral Space & Communications Inc. (NASDAQ: LORL). From its formation in January 1996 through January 1998, Mr. Targoff was president and chief operating officer of Loral Space & Communications Ltd. Mr. Targoff was senior vice president of Loral Corporation until January 1996. Previously, Mr. Targoff was the president of Globalstar Telecommunications Limited, the public owner of Globalstar, Loral’s global mobile satellite system. Mr. Targoff also serves as a member of the board of directors of ViaSat, Inc. (NASDAQ: VSAT) and CPI International, Inc. (NASDAQ: CPII), in addition to serving as chairman of the boards of directors of three small private telecommunications companies. Before joining Loral Corporation in 1981, Mr. Targoff was a partner in the New York law firm of Willkie Farr & Gallagher. Mr. Targoff holds a B.A. from Brown University and a J.D. from Columbia University School of Law.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH NOMINEE NAMED ABOVE.

BOARD OF DIRECTORS AND BOARD COMMITTEES

Board Meetings

Leap’s Board held 11 meetings, including telephonic meetings, during fiscal 2006. During the past fiscal year, each incumbent director, other than Mr. LaPenta, attended at least 75% of the total number of meetings of the Board and meetings of committees of the Board on which he served. Mr. LaPenta attended over 72% of such meetings.

Director Attendance at Annual Meetings of Stockholders

Leap’s policy is to encourage the members of its Board to attend Leap’s annual meetings of stockholders. All of Leap’s directors attended the Annual Meeting of stockholders held on May 18, 2006.

Communications with Our Board

Any stockholder may communicate with the Board and its committees by addressing his or her communication to the Board, the independent directors, a committee of the Board, or an individual director by sending a communication addressed to the recipient group or individual at:

Leap Wireless International, Inc.
Attn: Board of Directors
c/o Corporate Secretary
10307 Pacific Center Court
San Diego, CA 92121

Copies of written communications received by the Corporate Secretary will be provided to the relevant director(s) unless such communications are considered, in the reasonable judgment of the Corporate Secretary, to be improper for submission to the intended recipient(s). Examples of stockholder communications that would be considered improper for submission include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to Leap or its business, or communications that relate to improper or irrelevant topics. Any such improper communication will be made available to any non-employee director upon request.

Director Independence

The Board has determined that, except for Mr. Hutcheson, all of its members are independent directors as defined in the Nasdaq Stock Market listing standards. Mr. Hutcheson is not considered independent because he is employed by us as our president and chief executive officer.

Committees of the Board of Directors

Our Board has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.

Audit Committee.  Our Audit Committee consists of Mr. Targoff, Chairman, and Messrs. Harkey and LaPenta. Each member of the Audit Committee is an independent director, as defined in the Nasdaq Stock Market listing standards. Our Board has determined that each member of the Audit Committee qualifies as an “audit committee financial expert” as that term is defined in the rules and regulations established by the Securities and Exchange Commission, or the SEC. The functions of this Committee include:

•	appointment, compensation, retention and oversight of our independent registered public accounting firm and senior internal audit executive;

•	pre-approval of audit and non-audit services to be rendered by our independent registered public accounting firm;

•	review of the independence and quality control procedures of our independent registered public accounting firm and the experience and qualifications of the senior personnel from our independent registered public accounting firm providing audit services to us;

•	meeting with our management, our independent registered public accounting firm and our senior internal audit executive to discuss: (i) each annual audit, major issues regarding accounting principles and financial statement presentations, complex or unusual transactions, and other special financial issues; (ii) analyses prepared by management or the independent registered public accounting firm of significant financial reporting issues and judgments made in connection with the preparation of our financial statements; and (iii) the effect of recent regulatory and professional accounting pronouncements and off-balance sheet structures on our financial statements;

•	reviewing our financial statements and periodic reports and discussing these statements and reports with our management and our independent registered public accounting firm, and considering whether such statements and reports are complete and consistent with information known to the Audit Committee members; and

•	meeting separately with representatives from the independent registered public accounting firm: (i) regarding any problems or difficulties encountered during the course of the audit work; (ii) to discuss the report the independent registered public accounting firm is required to make to the Audit Committee; and (iii) to discuss the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees.”

Representatives from both our independent registered public accounting firm and our internal financial personnel regularly meet privately with the Audit Committee and have unrestricted access to this committee. The Audit Committee held seven meetings during the 2006 fiscal year. A copy of the Audit Committee Charter adopted by Leap’s Board is posted in the Investor Relations section of Leap’s website at www.leapwireless.com. The information on our website is not part of this proxy statement or any other report or registration statement that we furnish to or file with the SEC.

Compensation Committee.  Our Compensation Committee currently consists of Mr. Dondero, Chairman, Dr. Rachesky and Mr. Targoff. All members of the Compensation Committee are independent directors, as defined in the Nasdaq Stock Market listing standards. The functions of this Committee include:

•	reviewing our compensation philosophy and our employee compensation, pension and welfare benefit plans;

•	reviewing and approving corporate goals and objectives relating to the compensation of the chief executive officer, and evaluating the performance of, and determining and approving the compensation of, the chief executive officer;

•	evaluating the performance of our other executive officers, and reviewing and approving, or modifying, the recommendations of the chief executive officer regarding compensation of such executive officers; and

•	reviewing and approving any employment contracts and special employment arrangements to be entered into by Leap with any executive officer.

The Compensation Committee held five meetings during the 2006 fiscal year. A copy of the Compensation Committee Charter adopted by Leap’s Board is posted in the Investor Relations section of Leap’s website at www.leapwireless.com. Under the Compensation Committee Charter, the Compensation Committee may delegate any or all of its responsibilities to a subcommittee of the Compensation Committee, and may delegate to one or more officers of Leap any or all of the Committee’s responsibilities to grant awards under Leap’s stock incentive plans to eligible participants (other than to Leap’s executive officers).

Nominating and Corporate Governance Committee.  Our Nominating and Corporate Governance Committee currently consists of Dr. Rachesky, Chairman, and Messrs. Harkey and Targoff. All members of the Nominating and

Corporate Governance Committee are independent directors, as defined in the Nasdaq Stock Market listing standards. The functions of this Committee include:

•	identifying qualified candidates to become members of our Board;

•	recommending to the Board candidates for nomination for election as directors at each annual meeting of stockholders (or special meeting of stockholders at which directors are to be elected);

•	recommending to the Board candidates for appointment to fill vacancies on our Board;

•	overseeing the annual evaluation of the performance of the Board; and

•	overseeing our corporate governance guidelines.

The Nominating and Corporate Governance Committee held two meetings during the 2006 fiscal year. A copy of the Nominating and Corporate Governance Committee Charter adopted by Leap’s Board is posted in the Investor Relations section of Leap’s website at www.leapwireless.com.

Director Nomination Process

Director Qualifications

The Nominating and Corporate Governance Committee’s goal is to assemble a Board that brings to our company a variety of perspectives and skills derived from high quality business and professional experience. In evaluating director nominees, the Nominating and Corporate Governance Committee considers the following criteria, among others that the Nominating and Corporate Governance Committee shall deem appropriate:

•	personal and professional integrity, ethics and values;

•	experience in corporate management, such as serving as an officer or former officer of a publicly held company, and a general understanding of marketing, finance and other elements relevant to the success of a publicly-traded company in today’s business environment;

•	experience in our industry;

•	experience as a board member of another publicly held company;

•	academic expertise in an area of our operations; and

•	practical and mature business judgment, including ability to make independent analytical inquiries.

The Nominating and Corporate Governance Committee has no stated minimum criteria for director nominees. In evaluating director nominees, in addition to the criteria described above, the Nominating and Corporate Governance Committee may consider other factors that it deems to be appropriate and in the best interests of Leap and its stockholders. The Nominating and Corporate Governance Committee believes it is appropriate for at least one, and preferably several, members of our Board to meet the criteria for an “audit committee financial expert” as defined by SEC rules, and that a majority of the members of our Board be independent directors, as defined under the Nasdaq Stock Market listing standards. At this time, the Nominating and Corporate Governance Committee also believes it is appropriate for our president and chief executive officer to serve as a member of our Board.

Process for Identification and Evaluation of Nominees for Director

Nominating and Corporate Governance Committee Process.  The Nominating and Corporate Governance Committee identifies nominees for director by first evaluating the current members of the Board willing to continue in service. Current members with qualifications and skills that are consistent with the Nominating and Corporate Governance Committee’s criteria for Board service and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining new perspectives. If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, the Nominating and Corporate Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above. In such a case, the Nominating and Corporate Governance Committee generally polls the Board and members of management for their recommendations. The

Nominating and Corporate Governance Committee may also seek input from industry experts or analysts. Once candidates are identified, the Nominating and Corporate Governance Committee reviews the qualifications, experience and background of the candidates. Final candidates are then interviewed by the Nominating and Corporate Governance Committee and certain other of our independent directors and executive management. In making its determinations, the Nominating and Corporate Governance Committee evaluates each individual in the context of our Board as a whole, with the objective of assembling a group that can best perpetuate our success and represent stockholder interests through the exercise of sound judgment. After review and deliberation of all feedback and data, the Nominating and Corporate Governance Committee makes its recommendation to the Board. Historically, the Nominating and Corporate Governance Committee has not relied on third-party search firms to identify Board candidates. The Nominating and Corporate Governance Committee may in the future choose to do so in those situations where particular qualifications are required or where the Nominating and Corporate Governance Committee believes a third-party search firm may materially aid in the identification of qualified candidates.

Recommendations from Stockholders.  The Nominating and Corporate Governance Committee’s policy is to consider and evaluate nominees recommended by stockholders in the same manner as it evaluates other nominees. We have not received any director candidate recommendations from our stockholders to date. However, any recommendations received from stockholders will be evaluated in the same manner that potential nominees suggested by Board members, management or other parties are evaluated.

Stockholders wishing to recommend a candidate for nomination for election as a director must do so in writing addressed to the Corporate Secretary of Leap. The stockholder must submit a detailed resume of the candidate and an explanation of the reasons why the stockholder believes this candidate is qualified for service on our Board. The stockholder must also provide such other information about the candidate as would be required by SEC rules to be included in a proxy statement about the candidate. In addition, the stockholder must include the written consent of the candidate and describe any arrangements or undertakings between the stockholder and the candidate regarding the recommendation or nomination. In order to give the Nominating and Corporate Governance Committee sufficient time to evaluate a recommended candidate, the recommendation must be received by our Corporate Secretary at our principal executive offices by the deadline for submitting proposals to be included in the proxy statement for the next annual stockholders meeting, as described below in the section entitled “Stockholder Proposals.” Recommendations received after such date will likely not be timely for consideration in connection with that year’s annual meeting of stockholders.

Nominations by Stockholders.  Nominations of persons for election to the Board may be made at the Annual Meeting by any stockholder who is entitled to vote at the meeting and who has complied with the notice procedures set forth in Article II, Section 8 of the Amended and Restated Bylaws of Leap. Generally, these procedures require stockholders to give timely notice in writing to the Corporate Secretary of Leap, including all information relating to the nominee that is required to be disclosed in solicitations of proxies for election of directors and the nominee’s written consent to being named in the proxy and to serving as a director if elected. Stockholders are encouraged to review the Amended and Restated Bylaws of Leap for a complete description of the procedures.

PROPOSAL 2

APPROVAL OF SECOND AMENDMENT TO
THE 2004 STOCK OPTION,
RESTRICTED STOCK AND DEFERRED STOCK UNIT PLAN
OF LEAP WIRELESS INTERNATIONAL, INC.
AND OF SUCH PLAN, AS AMENDED

We are asking our stockholders to approve the second amendment to the 2004 Stock Option, Restricted Stock and Deferred Stock Unit Plan of Leap Wireless International, Inc., as previously amended (the “2004 Plan”). Currently, the 2004 Plan authorizes 4,800,000 shares of Leap common stock for issuance. The second amendment would increase the number of shares authorized for issuance under the 2004 Plan by 3,500,000 shares for a total of 8,300,000 shares. Leap’s Board approved the first and second amendments to the 2004 Plan on March 8, 2007 but specified that the second amendment was subject to approval by Leap’s stockholders. The proposed second amendment to the 2004 Plan, the text of which is attached as part of Appendix A to this proxy statement, would become effective immediately upon stockholder approval at the Annual Meeting.

In addition to asking our stockholders to approve the second amendment, we are asking for approval of the 2004 Plan, as amended by the first and second amendments. The 2004 Plan was put into place by the Compensation Committee of our Board, acting pursuant to a delegation of authority, following our emergence from bankruptcy, as contemplated by Section 5.07 of our plan of reorganization. Stockholder approval of the 2004 Plan as amended would allow Leap to grant options under the 2004 Plan that constitute “qualified performance-based compensation” exempt from the limits on deductibility under Section 162(m) of the Code and would also allow Leap to grant incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

Section 162(m) of the Code generally disallows a tax deduction to a publicly-held company for compensation in excess of $1 million paid to its chief executive officer and its four most highly compensated executive officers. However, under Section 162(m), the deduction limit does not apply to “qualified performance-based compensation” as provided in the Treasury Regulations under Section 162(m) of the Code if the compensation is awarded by an independent compensation committee and the compensation is disclosed to, and approved by, stockholders. In particular, stock options will satisfy the “qualified performance-based compensation” exception if the awards are made under a plan approved by stockholders, the stock options are granted by a qualifying compensation committee, the underlying plan sets the maximum number of shares that can be granted to any person within a specified period, and the compensation is based solely on an increase in the stock price after the grant date (i.e., the option exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date).

The following summary of the terms of the 2004 Plan and the proposed amendment is qualified in its entirety by reference to the text of the 2004 Plan and the various award agreements used thereunder, forms of which have been filed as exhibits to Leap’s Current Reports on Form 8-K filed with the SEC on January 11, 2005, June 23, 2005, July 8, 2005 and June 6, 2006, and Leap’s Annual Reports on Form 10-K filed with the SEC on May 16, 2005, March 27, 2006 and March 1, 2007. The first and second amendments to the Plan are attached as parts of Appendix A to this proxy statement.

Description of Proposed Amendment

Under the current terms of the 2004 Plan, a total of 4,800,000 shares of our common stock are reserved for issuance pursuant to awards granted under the 2004 Plan. As of March 20, 2007, awards covering an aggregate of 3,027,732 shares were outstanding under the 2004 Plan, 102,970 shares were reserved for a planned grant that has been approved by the Compensation Committee, and 99,488 shares (plus any shares that might in the future be returned to the 2004 Plan as a result of cancellations, forfeitures, repurchases or expiration of awards) remained available for future grants. The closing share price for our common stock on the Nasdaq Global Select Market on March 20, 2007, was $65.97. We are now asking our stockholders to approve the 2004 Plan, as amended, as well as the second amendment to the 2004 Plan which would provide that the number of shares of our common stock reserved for issuance under the 2004 Plan would increase by 3,500,000 shares for a total of 8,300,000 shares.

The proposed increase in shares available for issuance under the 2004 Plan has been reviewed and approved by the Compensation Committee of Leap’s Board, which determined that the existing number of shares available for issuance under the 2004 Plan was insufficient to meet our ongoing needs to provide long-term incentive grants on an ongoing and regular basis to motivate, reward, and retain key employees who create shareholder value. The increase in shares has been necessitated by the hiring of new employees and by granting additional stock awards to current employees as long-term incentives. The increase will enable us to continue our policy of equity ownership by employees, directors and consultants as an incentive to contribute to our success. If this Proposal 2 is approved by the stockholders, a maximum of 3,500,000 additional shares would become available for issuance under the 2004 Plan. If this Proposal 2 is not approved, the second amendment will not become effective and no equity awards will be granted pursuant to such second amendment.

The 2004 Plan is not being amended in any respect other than to reflect the changes described above.

Purposes of the 2004 Plan

The purposes of the 2004 Plan are to attract and retain the best available personnel for positions of responsibility and to provide additional incentive to our employees, directors and consultants to promote the success of our business.

Securities Subject to the 2004 Plan

The aggregate number of shares of common stock subject to awards under the 2004 Plan is currently 4,800,000. That number may be adjusted for changes in Leap’s capitalization and certain corporate transactions, as described below under the heading “Changes in Control and Corporate Transactions.” As noted above, the proposed amendment to the 2004 Plan would increase the number of shares authorized for issuance under the 2004 Plan by 3,500,000 shares for a total of 8,300,000 shares. To the extent that an award expires, terminates or is cancelled without having been exercised in full, any unexercised shares subject to the award will be available for future grant or sale under the 2004 Plan. Shares of restricted stock which are forfeited or repurchased by us pursuant to the 2004 Plan may again be optioned, granted or awarded under the 2004 Plan. In addition, shares of common stock which are delivered by the holder or withheld by us upon the exercise of any award under the 2004 Plan in payment of the exercise or purchase price of such award or tax withholding thereon may again be optioned, granted or awarded under the 2004 Plan.

The maximum number of shares that may be subject to awards granted under the 2004 Plan to any individual in any calendar year may not exceed 1,500,000.

Administration

The 2004 Plan is generally administered by the Compensation Committee of Leap’s Board (the “Administrator”). However, Leap’s Board determines the terms and conditions of, interprets and administers the 2004 Plan for awards granted to our non-employee directors and, with respect to these awards, the term “Administrator” refers to Leap’s Board. As appropriate, administration of the 2004 Plan may be revested in Leap’s Board. In addition, for administrative convenience, Leap’s Board may determine to grant to one or more members of Leap’s Board or to one or more officers the authority to make grants to individuals who are not directors or executive officers.

Eligibility

The 2004 Plan authorizes discretionary grants to our employees, consultants and non-employee directors, and to the employees and consultants of our subsidiaries, of stock options, restricted stock and deferred stock units. As of April 2, 2007, outstanding equity awards have been issued to approximately 150 of our approximately 2,000 employees and to our five non-employee directors.

Awards Under the 2004 Plan

Stock Options.  The 2004 Plan provides for discretionary grants of non-qualified stock options, or NQSOs, to employees, non-employee directors and consultants. The 2004 Plan also provides for the grant of incentive stock options, or ISOs, which may only be granted to employees. Options may be granted with terms determined by the Administrator; provided that ISOs must meet the requirements of Section 422 of the Code. The 2004 Plan provides that an option holder may exercise his or her option for three months following termination of employment, directorship or consultancy (12 months in the event such termination results from death or disability). With respect to options granted to employees, an option terminates immediately in the event of an option holder’s termination for cause. The exercise price for stock options granted under the 2004 Plan is set by the Administrator and may not be less than par value (except for ISOs and stock options granted to non-employee directors which must have an exercise price not less than fair market value on the date of grant). To date, however, all options granted under the 2004 Plan have had an exercise price greater than or equal to the fair market value of our common stock on the date of grant, as determined under the 2004 Plan. Options granted under the 2004 Plan generally have a term of 10 years.

Restricted Stock.  Unless otherwise provided in the applicable award agreement, participants generally have all of the rights of a stockholder with respect to restricted stock. Restricted stock may be issued for a nominal purchase price and may be subject to vesting over time or upon attainment of performance targets. Any dividends or other distributions paid on restricted stock are also subject to restrictions to the same extent as the underlying stock. Award agreements related to restricted stock may provide that restricted stock is subject to repurchase by Leap in the event that the participant ceases to be an employee, director or consultant prior to vesting.

Deferred Stock Units.  Deferred stock units represent the right to receive shares of stock on a deferred basis. Stock distributed pursuant to deferred stock units may be issued for a nominal purchase price. Deferred stock units may be subject to vesting over time or upon attainment of performance targets. Stock distributed pursuant to a deferred stock unit award will not be issued before the deferred stock unit award has vested, and a participant granted a deferred stock unit award generally will have no voting or dividend rights prior to the time when the stock is distributed. The deferred stock unit award will specify when the stock is to be distributed. The Administrator may provide that the stock will be distributed pursuant to a deferred stock unit award on a deferred basis pursuant to a timely irrevocable election by the participant. The issuance of the stock distributable pursuant to a deferred stock unit award may not occur prior to the earliest of: (1) a date or dates set forth in the applicable award agreement; (2) the participant’s termination of employment or service with us (or in the case of any officer who is a “specified employee” as defined in Section 409A(a)(2)(B)(i) of the Code, six months after such termination); (3) an unforeseeable financial emergency affecting the participant; or (4) a change in control, as described below. Under no circumstances may the time or schedule of distribution of stock pursuant to a deferred stock unit award be accelerated.

Awards Generally Not Transferable

Awards under the 2004 Plan are generally not transferable during the award holder’s lifetime, except, with the consent of the Administrator, pursuant to qualified domestic relations orders. The Administrator may allow non-qualified stock options to be transferable to certain permitted transferees (i.e., immediate family members for estate planning purposes).

Changes in Control and Corporate Transactions

In the event of certain changes in the capitalization of our company or certain corporate transactions involving our company and certain other events (including a change in control, as defined in the 2004 Plan), the Administrator will make appropriate adjustments to awards under the 2004 Plan and is authorized to provide for the acceleration, cash-out, termination, assumption, substitution or conversion of such awards. We will give award holders 20 days’ prior written notice of certain changes in control or other corporate transactions or events (or such lesser notice as the Administrator determines is appropriate or administratively practicable under the circumstances) and of any actions the Administrator intends to take with respect to outstanding awards in connection with such change in control, transaction or event. Award holders will also have an opportunity to exercise any vested awards prior to the consummation of such changes in control or other corporate transactions or events (and such exercise may be conditioned on the closing of such transactions or events).

Term of the 2004 Plan; Amendment and Termination

The 2004 Plan will be in effect until December 2014, unless Leap’s Board terminates the 2004 Plan at an earlier date. Leap’s Board may terminate the 2004 Plan at any time with respect to any shares not then subject to an award under the 2004 Plan. Leap’s Board may also modify the 2004 Plan from time to time, except that Leap’s Board may not, without prior stockholder approval, amend the 2004 Plan so as to increase the number of shares of stock that may be issued under the 2004 Plan, reduce the exercise price per share of the shares subject to any outstanding option, or amend the 2004 Plan in any manner which would require stockholder approval to comply with any applicable law, regulation or rule or which would alter the rights or obligations of any outstanding award.

Federal Income Tax Consequences Associated with the 2004 Plan

The following is a general summary under current law of the material federal income tax consequences to participants in the 2004 Plan. This summary deals with the general tax principles that apply and is provided only for general information. Some kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant in light of a holder’s personal investment circumstances. This summarized tax information is not tax advice.

Non-Qualified Stock Options.  For federal income tax purposes, if an optionee is granted NQSOs under the 2004 Plan, the optionee will not have taxable income on the grant of the option, nor will we be entitled to any deduction. Generally, upon exercise of NQSOs the optionee will recognize ordinary income, and we will be entitled to a deduction, in an amount equal to the excess of the fair market value of a common share over the option exercise price on the date each such option is exercised. The optionee’s basis for the stock for purposes of determining gain or loss on subsequent disposition of such shares generally will be the fair market value of the common stock on the date the optionee exercises such option. Any subsequent gain or loss will be generally taxable as capital gains or losses.

Incentive Stock Options.  There is no taxable income to an optionee when an optionee is granted an ISO or when that option is exercised. However, the amount by which the fair market value of the shares at the time of exercise exceeds the option price will be an “item of adjustment” for the optionee for purposes of the alternative minimum tax. Gain realized by the optionee on the sale of an ISO is taxable at capital gains rates, and no tax deduction is available to us, unless the optionee disposes of the shares within (a) two years after the date of grant of the option or (b) within one year of the date the shares were transferred to the optionee. If the common shares are sold or otherwise disposed of before the end of the two-year and one-year periods specified above, the excess of the fair market value of a common share over the option exercise price on the date of the option’s exercise will be taxed at ordinary income rates (or, if less, the gain on the sale), and we will be entitled to a deduction to the extent the optionee must recognize ordinary income. If such a sale or disposition takes place in the year in which the optionee exercises the option, the income the optionee recognizes upon sale or disposition of the shares will not be considered an item of adjustment for alternative minimum tax purposes.

An ISO exercised more than three months after an optionee terminates employment, for reasons other than death or disability, will be taxed as a NQSO, and the optionee will recognize ordinary income on the exercise. We will be entitled to a tax deduction equal to the ordinary income, if any, realized by the optionee.

Restricted Stock.  An individual to whom restricted stock is issued generally will not recognize taxable income upon such issuance, and we generally will not then be entitled to a deduction, unless an election is made by the participant under Section 83(b) of the Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the individual generally will recognize ordinary income, and we generally will be entitled to a deduction for an amount equal to the excess of the fair market value of the shares at the date such restrictions lapse over the purchase price. If a timely election is made under Section 83(b) with respect to restricted stock, the participant generally will recognize ordinary income on the date of the issuance equal to the excess, if any, of the fair market value of the shares at that date over the purchase price of such shares, and we will be entitled to a deduction for the same amount.

Deferred Stock Units.  For federal income tax purposes, if an individual is granted deferred stock units, he or she generally will not have taxable income on the grant of the deferred stock units, nor will we then be entitled to any deduction. However, when shares of our common stock are distributed to the individual pursuant to the deferred stock units, he or she generally will recognize ordinary income, and we will be entitled to a corresponding deduction, for an amount equal to the difference between the fair market value of the shares at the date of distribution over the purchase price per share for the stock issuable pursuant to the deferred stock units.

Section 162(m) of the Code.  As described above, in general, under Section 162(m), income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for specified executive officers exceeds $1 million (less the amount of any “excess parachute payments” as defined in Section 280G of the Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain “qualified performance-based compensation” as provided in the Treasury Regulations under Section 162(m) of the Code if the compensation is awarded by an independent compensation committee and adequately disclosed to, and approved by, stockholders. In particular, stock options will satisfy the “qualified performance-based compensation” exception if the awards are made by a qualifying compensation committee, the underlying plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e., the option exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date).

The Administrator can determine the terms and conditions of stock options granted under the 2004 Plan such that remuneration attributable to such awards will not be subject to the $1 million limitation. No assurance is given that any specific award will qualify as “qualified performance-based compensation” under the 2004 Plan.

Section 409A of the Code.  Section 409A of the Code, which was added by the American Jobs Creation Act of 2004, provides certain new requirements on non-qualified deferred compensation arrangements. These include new requirements on an individual’s election to defer compensation and the individual’s selection of the timing and form of distribution of the deferred compensation. Also, Section 409A generally provides that distributions must be made on or following the occurrence of certain events (i.e., the individual’s separation from service, a predetermined date, or the individual’s death). Section 409A imposes restrictions on an individual’s ability to change his or her distribution timing or form after the compensation has been deferred. For certain individuals who are officers, Section 409A requires that such individual’s distribution commence no earlier than six months after such officer’s separation from service.

Certain awards under the 2004 Plan generally will be subject to the requirements of Section 409A in form and in operation. For example, the following types of awards generally will be subject to Section 409A: non-qualified stock options granted with an exercise price less than fair market value on the date of grant, deferred stock unit awards and other awards that provide for deferred compensation.

If a 2004 Plan award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize the compensation deferred under the award as ordinary income when such amounts are vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply, Section 409A imposes an additional 20% federal income tax on the deferred compensation recognized as ordinary income, as well as interest on such deferred compensation. The Internal Revenue Service has not issued final regulations under Section 409A and, accordingly, the requirements of Section 409A (and the application of those requirements to awards issued under the Plan) are not entirely clear.

2004 Plan Benefits

Under the 2004 Plan, our named executive officers have received the following equity awards under the 2004 Plan: S. Douglas Hutcheson, our chief executive officer and president, has received options to purchase 277,007 shares, 111,987 shares of restricted stock and 30,000 deferred stock units; Amin I. Khalifa, our executive vice president and chief financial officer, has received options to purchase 175,000 shares and 35,000 shares of restricted stock; Glenn T. Umetsu, our executive vice president and chief technology officer, has received options to purchase 115,106 shares, 82,560 shares of restricted stock and 25,520 deferred stock units; Albin F. Moschner, our executive vice president and chief marketing officer, has received options to purchase 197,660 shares and

41,000 shares of restricted stock; Leonard C. Stephens, our senior vice president, human resources, has received options to purchase 37,404 shares, 41,850 shares of restricted stock and 8,250 deferred stock units; and Dean M. Luvisa, our vice president, finance, the chief financial officer of our network operations group and our former acting chief financial officer, has received options to purchase 34,640 shares, 25,650 shares of restricted stock and 6,050 deferred stock units. As of March 20, 2007:

•	all of our executive officers as a group have received:

•	options to purchase an aggregate of 884,042 shares,

•	356,423 shares of restricted stock, and

•	72,020 deferred stock units under the 2004 Plan.

•	in the aggregate we have granted to employees:

•	options to purchase 3,498,444 shares,

•	1,260,182 shares of restricted stock, and

•	246,484 deferred stock units under the 2004 Plan.

•	we have reserved for a planned grant that has been approved by the Compensation Committee:

•	options to purchase 88,317 shares, and

•	14,653 shares of restricted stock.

•	our non-employee directors as a group have received:

•	options to purchase an aggregate of 135,300 shares, and

•	11,320 shares of restricted stock under the 2004 Plan.

All other future grants under the 2004 Plan are within the discretion of the Administrator and the benefits of such grants are, therefore, not determinable.

Required Vote

The affirmative vote of the holders of a majority of the outstanding shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting shall be required to approve the second amendment to the 2004 Plan and the 2004 Plan, as amended.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE SECOND AMENDMENT TO THE 2004 PLAN, AND OF THE 2004 PLAN, AS AMENDED

Securities Authorized For Issuance Under Equity Compensation Plans

The following table provides information as of December 31, 2006 with respect to equity compensation plans (including individual compensation arrangements) under which Leap’s common stock is authorized for issuance, and excludes the additional 3,500,000 shares of Leap common stock authorized under the Second Amendment to the 2004 Plan, subject to stockholder approval.

			Weighted-average	Number of securities
	Number of securities to be		exercise price of	remaining available
	issued upon exercise of		outstanding	for future
	outstanding options,		options, warrants	issuance under equity
Plan Category	warrants and rights		and rights	compensation plans

Equity compensation plans approved by security holders(1)	—		$—	767,413
Equity compensation plans not approved by security holders(2)	3,070,197	(3)	37.55	309,878

Total	3,070,197		$37.55	1,077,291

(1)	Consists of shares reserved for issuance under the Leap Wireless International, Inc. Employee Stock Purchase Plan.

(2)	Consists of shares reserved for issuance under the 2004 Plan adopted by the Compensation Committee of our Board on December 30, 2004 as contemplated by our confirmed plan of reorganization. The material features of the 2004 Plan are described elsewhere in this proxy statement.

(3)	Excludes 1,118,341 outstanding shares of restricted stock issued under the 2004 Plan which are subject to release upon vesting of the shares.

PROPOSAL 3

APPROVAL OF THE LEAP WIRELESS INTERNATIONAL, INC.
EXECUTIVE INCENTIVE BONUS PLAN

We are asking our stockholders to approve the Leap Wireless International, Inc. Executive Incentive Bonus Plan (the “Executive Bonus Plan”). On March 8, 2007, Leap’s Board unanimously approved the adoption of the Executive Bonus Plan, subject to approval by Leap’s stockholders. The Executive Bonus Plan authorizes the Compensation Committee or such other committee as may be appointed by the Board to establish periodic bonus programs based on specified performance objectives. The Board has established the Executive Bonus Plan Committee, consisting of Dr. Rachesky and Mr. Targoff, to conduct the general administration of the Executive Bonus Plan. On March 28, 2007, the Executive Bonus Plan Committee established initial objectives under the Executive Bonus Plan. If the Executive Bonus Plan is not approved by Leap’s stockholders, no bonus payments will be made pursuant to the Executive Bonus Plan, including bonus payments that may otherwise have become payable pursuant to the Executive Bonus Plan upon the achievement of the initial performance objectives established by the Executive Bonus Plan Committee. Leap may, from time to time, also pay discretionary bonuses, or other types of compensation, outside the Executive Bonus Plan which may or may not be tax deductible.

The following summary of the terms of the Executive Bonus Plan is qualified in its entirety by reference to the text of the Executive Bonus Plan, which is attached as Appendix B to this proxy statement.

History

Leap’s Board, following the recommendation of the Compensation Committee, approved the Executive Bonus Plan at a meeting held on March 8, 2007, subject to approval by Leap’s stockholders. On March 28, 2007, the Executive Bonus Plan Committee established performance objectives, targets and maximum bonus amounts that may become payable under the Executive Bonus Plan based on the achievement of such performance objectives, subject to approval of the Executive Bonus Plan by Leap’s stockholders. These performance objectives, targets and maximum bonus amounts are described below under the heading “New Plan Benefits.”

Purpose of the Executive Bonus Plan

The purpose of the Executive Bonus Plan is to motivate its participants to achieve specified performance objectives and to reward them when those objectives are met with bonuses that are intended to be deductible to the maximum extent possible as “performance-based compensation” within the meaning of Section 162(m) of the Code.

Administration

The Executive Bonus Plan will be administered by the Compensation Committee, or such other committee as may be appointed by the Board consisting solely of two or more directors, each of whom is intended to qualify as an “outside director” within the meaning of Section 162(m) of the Code. On March 28, 2007, the Board established the Executive Bonus Plan Committee, consisting of Dr. Rachesky and Mr. Targoff, to conduct the general administration of the Executive Bonus Plan. In this proxy statement, we refer to the Board Committee that is administering the Executive Bonus Plan from time to time (whether that committee is the Compensation Committee, the Executive Bonus Plan Committee or another committee appointed by the Board) as the “Plan Committee.” All actions taken and all interpretations and determinations relating to the Executive Bonus Plan made in good faith by the Plan Committee or Leap’s Board will be final and binding on Leap and all participants.

Eligibility

Participation in the Executive Bonus Plan is limited to those senior vice presidents or more senior officers of Leap or any subsidiary who are selected by the Plan Committee to receive a bonus award under the Executive Bonus Plan. There are currently approximately eight such senior officers.

Performance Objectives

The Plan Committee may, in its discretion, establish the specific performance objectives (including any adjustments) that must be achieved in order for an eligible participant to become eligible to receive a bonus award payment. The performance objectives (including any adjustments) will be established in writing by the Plan Committee no later than the earlier of (i) the ninetieth day following the commencement of the period of service to which the performance goals relate or (ii) the date preceding the date on which 25% of the period of service (as scheduled in good faith at the time the performance objectives are established) has lapsed; provided that the achievement of such goals must be substantially uncertain at the time such goals are established in writing. For each performance period with regard to which one or more eligible participants in the Executive Bonus Plan is selected by the Plan Committee to receive a bonus award, the Plan Committee will establish in writing one or more objectively determinable performance objectives for such bonus award, based upon one or more of the following business criteria, any of which may be measured in absolute terms, as compared to any incremental increase or as compared to the results of a peer group:

•	revenue;

•	sales;

•	cash flow;

•	earnings (including earnings before any one or more of the following: (i) interest, (ii) taxes, (iii) depreciation, and (iv) amortization);

•	earnings (including earnings before any one or more of the following: (i) interest, (ii) taxes, (iii) depreciation, and (iv) amortization) per share of Leap’s common stock;

•	operating income (including operating income before any one or more of the following: (i) depreciation and (ii) amortization);

•	operating income (including operating income before any one or more of the following: (i) depreciation and (ii) amortization) per share of Leap’s common stock;

•	return on equity;

•	total stockholder return;

•	return on capital;

•	return on assets or net assets;

•	income or net income;

•	operating profit or net operating profit;

•	operating margin;

•	cost reductions or savings;

•	end of period customers or change in customers across a period;

•	working capital;

•	market share; and

•	fair market value per share of Leap’s common stock.

The performance objectives may be expressed in terms of overall company performance or the performance of a business function or business unit and/or Leap’s subsidiaries. The Plan Committee, in its discretion, may specify different performance objectives for each bonus award granted under the Executive Bonus Plan. Following the end of the performance period in which the performance objectives are to be achieved, the Plan Committee will, within the time prescribed by Section 162(m) of the Code, determine whether, and to what extent, the specified performance objectives have been achieved for the applicable performance period. To the extent U.S. generally accepted accounting principles, or GAAP, are applicable, the achievement of the above performance objectives will be determined in accordance with GAAP.

Performance periods under the Executive Bonus Plan will be specified by the Plan Committee and may be a fiscal year of Leap or one or more fiscal quarters during a fiscal year.

Adjustments to the Performance Objectives

For each bonus award granted under the Executive Bonus Plan, the Plan Committee, in its discretion, may, at the time of grant, specify in the bonus award that one or more objectively determinable adjustments will be made to one or more of the performance objectives established under the criteria discussed above. Such adjustments may include or exclude one or more of the following:

•	items related to a change in accounting principle;

•	items related to financing activities;

•	expenses for restructuring or productivity initiatives;

•	other non-operating items;

•	items related to acquisitions;

•	items attributable to the business operations of any entity acquired by Leap during the year;

•	items related to dispositions;

•	items related to the launch of one or more new markets or the disposition of one or more markets;

•	items related to discontinued operations that do not qualify as a segment of a business under GAAP;

•	items related to gain or loss on sale of wireless licenses and/or operating assets;

•	items related to impairment of indefinite-lived intangible assets;

•	items related to impairment of long-lived assets and related charges; and

•	share-based compensation expense.

Awards

Under the Executive Bonus Plan, an eligible participant will be eligible to receive awards based upon Leap’s performance against the targeted performance objectives established by the Plan Committee. If and to the extent the performance objectives are met, an eligible participant will be eligible to receive a bonus award to be determined by the Plan Committee, which bonus amount may be a specific dollar amount or a specified percentage of such participant’s base compensation for the performance period.

Maximum Award; Negative Discretion

The maximum aggregate amount of all bonus awards granted to any eligible participant under the Executive Bonus Plan for any fiscal year is $1,500,000. The Executive Bonus Plan, however, is not the exclusive means for the Compensation Committee to award incentive compensation to those persons who are eligible for bonus awards under the Executive Bonus Plan and does not limit the Compensation Committee from making additional discretionary incentive awards. The Plan Committee, in its discretion, may reduce or eliminate the bonus amount otherwise payable to an eligible participant under the Executive Bonus Plan.

Form of Payment

All bonus awards will be paid in cash, subject to any applicable tax or other withholding.

Termination of Employment

If an eligible participant’s employment with Leap or a subsidiary is terminated, including by reason of such participant’s death or disability, prior to payment of any bonus award, all of such participant’s rights under the Executive Bonus Plan will terminate and such participant will not have any right to receive any further payments from any bonus award granted under the Executive Bonus Plan. The Plan Committee may, in its discretion, determine what portion, if any, of the eligible participant’s bonus award under the Executive Bonus Plan should be paid if the termination results from such participant’s death or disability.

Amendment and Termination

The Plan Committee or Leap’s Board may terminate the Executive Bonus Plan or partially amend or otherwise modify or suspend the Executive Bonus Plan at any time or from time to time, subject to any stockholder approval requirements under Section 162(m) of the Code or other requirements. However, with respect to bonus awards that the Plan Committee determines should qualify as performance-based compensation as described in Section 162(m) of the Code, no action of the Board or the Plan Committee may modify the performance objectives (or adjustments) applicable to any outstanding bonus award, to the extent such modification would cause the bonus award to fail to qualify as performance-based compensation.

Federal Income Tax Consequences

Under present federal income tax law, a participant generally will recognize ordinary income at the time such participant receives cash pursuant to a bonus award under the Executive Bonus Plan. Subject to the limitations of Section 162(m) of the Code, Leap is generally entitled to a tax deduction at the time a participant recognizes ordinary income attributable to an award under the Executive Bonus Plan. Section 162(m) of the Code generally limits the deductibility of non-qualifying compensation in excess of $1 million paid to covered employees. However, Section 162(m) exempts qualifying performance-based compensation from the deduction limit if certain requirements are met. The Executive Bonus Plan is intended to satisfy these requirements. The Compensation Committee’s policy is to maximize the tax deductibility of executive compensation without compromising the essential framework of the existing total compensation program. However, the Compensation Committee may elect to forgo deductibility for federal income tax purposes if such action is, in the opinion of the Compensation Committee, necessary or appropriate to further the goals of Leap’s executive compensation program, or otherwise is in Leap’s best interests.

New Plan Benefits

The effective date of the Executive Bonus Plan is January 1, 2007, subject to approval of the Executive Bonus Plan by our stockholders. The Plan Committee has designated the plan year commencing January 1, 2007 and ending December 31, 2007 as the first performance period under the Executive Bonus Plan, which we refer to in this proxy statement as the Initial Performance Period. The Plan Committee has determined that the bonuses (if any) payable to the covered executives under the Executive Bonus Plan for 2007 will be based (in the event stockholder approval of the Executive Bonus Plan is obtained) on the following performance objectives: (a) Leap’s operating income before depreciation and amortization (adjusted to exclude certain non-cash items) and (b) net customer additions during the performance period. The Plan Committee has established the target and maximum bonuses set forth in the table below for the named executive officers included therein, each of whom the Plan Committee has designated as a participant in the Executive Bonus Plan for the Initial Performance Period (in the event stockholder approval of the Executive Bonus Plan is obtained).

	Target Bonus	Maximum Bonus
	under Executive	under Executive
Name and Position	Bonus Plan(1)	Bonus Plan(2)

S. Douglas Hutcheson	75%	150%
Chief Executive Officer, President and Director
Amin I. Khalifa	60%	120%
Executive Vice President and Chief Financial Officer
Glenn T. Umetsu	60%	120%
Executive Vice President and Chief Technology Officer
Albin F. Moschner	60%	120%
Executive Vice President and Chief Marketing Officer
Leonard C. Stephens	49%	98%
Senior Vice President, Human Resources

(1)	Represents the executive’s target bonus for the Initial Performance Period, expressed as a percentage of his base salary prorated for any changes during the year (rounded to the nearest whole percentage point). The actual bonus award payable will be from 0% to 200% of the target bonus amount based on Leap’s relative attainment of the performance objectives, subject to the discretion of the Plan Committee to reduce the amount payable.

(2)	Represents the maximum bonus payable to the executive under the Executive Bonus Plan for the Initial Performance Period, expressed as a percentage of his base salary prorated for any changes during the year.

All other future bonus awards under the Executive Bonus Plan for a given performance period are subject to the performance objectives and targets established by the Plan Committee for such performance period in accordance with the terms of the Executive Bonus Plan, and Leap’s relative performance against such targets. Accordingly, other future benefits that may become payable under the Executive Bonus Plan to the eligible participants in the Executive Bonus Plan are not currently determinable.

Required Vote

The affirmative vote of the holders of a majority of the outstanding shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting shall be required to approve the Executive Bonus Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE EXECUTIVE BONUS PLAN.

PROPOSAL 4

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Leap’s financial statements for the 2006 fiscal year have been examined by PricewaterhouseCoopers LLP, which has audited Leap’s financial statements since 1998. The Board has selected PricewaterhouseCoopers LLP as Leap’s independent registered public accounting firm for the fiscal year ending December 31, 2007 and has directed that management submit the selection of the independent registered public accounting firm to the stockholders for ratification at the Annual Meeting. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement and to respond to appropriate questions.

Stockholders are not required to ratify the selection of PricewaterhouseCoopers LLP as Leap’s independent registered public accounting firm. However, the Board is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board and the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board and the Audit Committee in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of Leap and its stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 4.

Audit Fees

The following table summarizes the aggregate fees billed to Leap by its independent registered public accounting firm, PricewaterhouseCoopers LLP, for the years ended December 31, 2006 and 2005 (in thousands):

	2006	2005

Audit fees(1)	$2,864	$2,953
Audit-related fees(2)	10	21
Tax fees(3)	283	175
All other fees(4)	—	—

Total	$3,157	$3,149

(1)	Audit fees consist of fees billed for professional services rendered for the audit of Leap’s consolidated annual financial statements and internal control over financial reporting, review of the interim consolidated financial statements included in quarterly reports, and services that are normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings or engagements.

(2)	Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of Leap’s consolidated financial statements and are not reported under “Audit Fees.” For the years ended December 31, 2006 and December 31, 2005, this category included agreed upon procedures for contractual and regulatory obligations.

(3)	Tax fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning. In 2006 and 2005, these services included assistance regarding federal and state tax compliance and advice regarding various income tax issues.

(4)	All other fees consist of fees for products and services other than the services reported above.

In considering the nature of the services provided by PricewaterhouseCoopers LLP, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with PricewaterhouseCoopers LLP and Leap management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002, as well as the Public Company Accounting Oversight Board. The Audit Committee requires that all services performed by PricewaterhouseCoopers LLP are pre-approved prior to the services being performed. During 2006 all services were pre-approved in accordance with these procedures.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of Leap’s Board of Directors is comprised solely of independent directors, as defined by the listing standards of the Nasdaq Stock Market, and operates pursuant to a written charter adopted by the Board of Directors. The Audit Committee reviews and reassesses the adequacy of the charter on an annual basis. The Audit Committee is responsible for monitoring and overseeing management’s conduct of Leap’s financial reporting process, Leap’s systems of internal accounting and financial controls, and the independent audit of Leap’s financial statements by Leap’s independent registered public accounting firm.

In this context, the Audit Committee has reviewed and discussed the audited financial statements of Leap as of and for the year ended December 31, 2006 with both management and PricewaterhouseCoopers LLP. Specifically, the Audit Committee has discussed with PricewaterhouseCoopers LLP those matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board.

The Audit Committee has received from PricewaterhouseCoopers LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect as adopted by the Public Company Accounting Oversight Board, and it has discussed with PricewaterhouseCoopers LLP the issue of its independence from Leap.

Based on the Audit Committee’s review of the audited financial statements and its discussions with management and PricewaterhouseCoopers LLP noted above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Leap’s Annual Report on Form 10-K for the year ended December 31, 2006 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE
Michael B. Targoff, Chairman
John D. Harkey, Jr.
Robert V. LaPenta

EXECUTIVE OFFICERS

Biographical information for the executive officers of Leap who are not directors, as of the date of this proxy statement, is set forth below. There are no family relationships between any director or executive officer and any other director or executive officer. Executive officers serve at the discretion of the Board and until their successors have been duly elected and qualified, unless sooner removed by the Board.

Name	Age	Position

Amin I. Khalifa	53	Executive Vice President and Chief Financial Officer
Albin F. Moschner	54	Executive Vice President and Chief Marketing Officer
Glenn T. Umetsu	57	Executive Vice President and Chief Technical Officer
Robert J. Irving, Jr	51	Senior Vice President, General Counsel and Secretary
Leonard C. Stephens	50	Senior Vice President, Human Resources
Grant A. Burton	42	Vice President, Chief Accounting Officer and Controller

Amin I. Khalifa has served as our executive vice president and chief financial officer since August 2006. Mr. Khalifa previously served as executive vice president and chief financial officer of Apria Healthcare Group, Inc., a provider of home healthcare services, from October 2003 to August 2006. From June 1999 to September 2003, he served as vice president and chief financial officer of Beckman Coulter, Inc., a manufacturer of diagnostic laboratory equipment and instruments. From October 1996 to June 1999, Mr. Khalifa served as chief financial officer of the Agricultural Sector of Monsanto Company, a life sciences company. From 1994 to October 1996, he served as senior vice president, chief financial officer for Aetna Health Plans and as senior vice president, strategy and investor relations for Aetna, Inc. Mr. Khalifa currently serves as a director for PetSmart, Inc. (NASDAQ: PETM). Mr. Khalifa holds a B.S. in industrial engineering and an M.B.A. in finance from Lehigh University.

Albin F. Moschner has served as our executive vice president and chief marketing officer since January 2005, having previously served as senior vice president, marketing from September 2004 to January 2005. Prior to this, Mr. Moschner was president of Verizon Card Services from December 2000 to November 2003. Prior to joining Verizon, Mr. Moschner was president and chief executive officer of OnePoint Services, Inc., a telecommunications company that he founded and that was acquired by Verizon in December 2000. Mr. Moschner also was a principal and the vice chairman of Diba, Inc., a development stage internet software company, and served as senior vice president of operations, a member of the board of directors and ultimately president and chief executive officer of Zenith Electronics from October 1991 to July 1996. Mr. Moschner holds a master’s degree in electrical engineering from Syracuse University and a B.E. in electrical engineering from the City College of New York.

Glenn T. Umetsu has served as our executive vice president and chief technical officer since January 2005, having previously served as our executive vice president and chief operating officer from January 2004 to January 2005, as our senior vice president, engineering operations and launch deployment from June 2002 to January 2004, and as vice president, engineering operations and launch development from April 2000 to June 2002. From September 1996 to April 2000, Mr. Umetsu served as vice president, engineering and technical operations for Cellular One in the San Francisco Bay Area. Before Cellular One, Mr. Umetsu served in various telecommunications operations roles for 24 years with AT&T Wireless, McCaw Communications, RAM Mobile Data, Honolulu Cellular, PacTel Cellular, AT&T Advanced Mobile Phone Service, Northwestern Bell and the United States Air Force. Mr. Umetsu holds a B.A. in mathematics and economics from Brown University.

Robert J. Irving, Jr. has served as our senior vice president, general counsel and secretary since May 2003, having previously served as our vice president, legal from August 2002 to May 2003, and as our senior legal counsel from September 1998 to August 2002. Previously, Mr. Irving served as administrative counsel for Rohr, Inc., a corporation that designed and manufactured aerospace products from 1991 to 1998, and prior to that served as vice president, general counsel and secretary for IRT Corporation, a corporation that designed and manufactured x-ray inspection equipment. Before joining IRT Corporation, Mr. Irving was an attorney at Gibson, Dunn & Crutcher. Mr. Irving was admitted to the California Bar Association in 1982. Mr. Irving holds a B.A. from Stanford University, an M.P.P. from The John F. Kennedy School of Government of Harvard University and a J.D. from Harvard Law School, where he graduated cum laude.

Leonard C. Stephens has served as our senior vice president, human resources since our formation in June 1998. From December 1995 to September 1998, Mr. Stephens was vice president, human resources operations for Qualcomm Incorporated. Before joining Qualcomm Incorporated, Mr. Stephens was employed by Pfizer Inc., where he served in a number of human resources positions over a 14-year career. Mr. Stephens holds a B.A. from Howard University.

Grant A. Burton has served as our vice president, chief accounting officer and controller since June 2005. Prior to commencing his employment with Cricket, he served as assistant controller of PETCO Animal Supplies, Inc. from March 2004 to April 2005. He previously served as Senior Manager for PricewaterhouseCoopers, Assurance and Business Advisory Services, in San Diego from 1996 to 2004. Before joining PricewaterhouseCoopers, Mr. Burton served as acting vice president internal audit and manager merchandise accounting for DFS Group Limited from 1993 to 1996. Mr. Burton is a certified public accountant licensed in the State of California, and was a Canadian chartered accountant from 1990 to 2004. He holds a Bachelor of Commerce with Distinction from the University of Saskatchewan.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy and Objectives

Our compensation and benefits programs are designed to attract and retain key employees necessary to support our business plans and to create and sustain a competitive advantage for us in the market segment in which we compete. For all of our named executive officers, a substantial portion of total compensation is performance-based. We believe that compensation paid to executive officers should be closely aligned with our performance on both a short-term and long-term basis, linked to specific, measurable results intended to create value for stockholders.

In particular, our fundamental compensation philosophies and objectives for named executive officers include the following:

•	Use total compensation to recognize each individual officer’s scope of responsibility within the organization, experience, performance and overall contributions to our company.

•	Provide incentives to achieve key strategic, financial and individual performance measures by linking incentive award opportunities to the achievement of performance goals in these areas.

•	Use external benchmark data from similarly-sized wireless companies and other “high-tech” companies as part of our due diligence in determining salary, target bonus amounts and equity awards for individual officers at Leap.

•	Use long-term equity-based compensation (restricted stock, stock options and other equity awards, as appropriate) to align employee and stockholder interests, as well as to attract, motivate and retain employees and enable them to share in our long-term success.

Our compensation program includes cash compensation, which we view as a short-term incentive, and equity compensation, which we believe provides incentives over a longer term. Our equity compensation awards are designed to reward executives for the financial and operating performance of the company as a whole, as well as the executive’s individual contributions to our overall success. We do not have any requirements that executive officers hold a specific amount of our common stock or stock options; however, we periodically review executive officer equity-based incentives to ensure executives maintain sufficient unvested awards to promote their continued retention. In general, we seek to provide executives who have the greatest influence on our financial and operating success with compensation packages in which their equity awards could provide as much as two-thirds of their total potential compensation. This focus on equity awards is intended to provide genuine compensation opportunities to executives with the greatest potential influence on our financial and operating performance. Thus, we make the most substantial equity awards to our senior executive management team, comprised of our chief executive officer, executive vice presidents and senior vice presidents. In addition, we seek to provide vice presidents and other employees who have indirect influence over our operating and financial success with equity incentives that provide high retention value and alignment of these managers’ interests with those of our stockholders. Except as described herein, we have not adopted any other formal or informal policies or guidelines for allocating compensation between long-term and short-term incentives, between cash and non-cash compensation, or among different forms of non-cash compensation.

Procedures for Determining Compensation Awards

The Compensation Committee.  The Compensation Committee of our Board (the “Compensation Committee”) has primary authority to determine and recommend the compensation payable to our executive officers. To aid the Compensation Committee in making its determination, in addition to analysis and recommendations provided by applicable consultants, our chief executive officer, assisted by our senior vice president, human resources, provides annual recommendations to the Compensation Committee regarding the compensation of all executive officers other than our chief executive officer. The performance of our senior executive management team is reviewed annually by the Compensation Committee in light of our compensation philosophies and objectives described above.

Compensation Benchmarking.  As part of our ongoing review of executive compensation levels, management periodically prepares, or has an outside consultant prepare, an evaluation of executive compensation levels at similarly-sized wireless telecommunications companies and other “high-tech” companies (“Comparable Companies”) for review by our Compensation Committee. This evaluation typically analyzes data derived from a number of large studies and surveys, such as the Radford Executive Survey, Mercer Telecom Survey, Thobe Communications Technology Benchmark and Wireless Surveys, and Buck Consultants High Tech Executive Survey, each of which includes executive compensation statistics for a broad sampling of Comparable Companies. We have historically attempted to set base salary, target bonus amounts and long-term equity awards for executives around the 75th percentile compared to Comparable Companies. This approach is designed to ensure that our compensation structures will allow us to remain competitive. However, actual compensation may vary based on Leap’s and the individual executive officer’s performance. For example, we seek to award less than the 75th percentile of total compensation when performance expectations are not met, total compensation at or around the 75th percentile when performance expectations are met, and total compensation at or above the 75th percentile when performance expectations are exceeded. Actual pay for each executive officer is determined around this framework, driven by the individual performance of the executive over time, as well as our annual performance in relation to our internally developed financial and operating goals.

Performance Goals.  Corporate and individual performance goals are generally established at the beginning of the year. Annual corporate goals are generally formulated by our executive management team and are submitted for review and approval by our Board. Management then typically recommends a subset of these goals to the Compensation Committee as the corporate performance goals underlying the annual cash bonus plan for our named executive officers. The corporate performance goals established by our Compensation Committee for our 2006 cash bonus plan for our named executive officers focused primarily on (1) a financial measure we call adjusted OIBDA, which we currently define as consolidated operating income less depreciation and amortization, adjusted to exclude the effects of: gain/loss on sale of wireless licenses and operating assets; impairment of indefinite-lived intangible assets, long-lived assets and related charges; and share-based compensation expense, and (2) net customer additions. The achievement of these performance goals was dependent in many respects upon the efforts and contributions of our named executive officers and the attainment of their individual performance goals. Our Compensation Committee retains the authority to authorize bonus payments to named executive officers that are different from the bonus payments that would otherwise be awarded based on our achievement of the performance goals established for the bonus plan.

In early 2006 each of our executive officers worked with our chief executive officer to establish his or her individual performance goals for the year, based on his or her respective role within the company. These individual performance goals in many instances comprised the basis upon which we sought to achieve our broader 2006 corporate financial and operating goals. For example, individual performance goals established among our named executive officers in 2006 included, among others, the acquisition and build-out of certain designated wireless spectrum and/or markets, the improvement of our internal control over financial reporting, the retention and expansion of our customer base, the reduction of operating expenses and the refinancing of certain indebtedness.

Elements of Executive Compensation

Leap’s executive officer compensation program is comprised of three primary components: base salary; annual short-term incentive compensation in the form of cash bonuses; and long-term incentive compensation in the form of stock options, restricted stock and similar equity-based awards.

Base Salary.  The base salary for each executive is generally established through negotiation at the time the executive is hired, taking into account the executive’s qualifications, experience, prior salary and competitive salary information. As discussed above, in setting base salaries for our executive officers, the Compensation Committee reviews analysis of data from independently-conducted compensation surveys regarding compensation paid to comparable officers at Comparable Companies. In addition, each year we determine merit increases to base salary for each executive officer based upon the performance of the executive officer as recommended by our chief executive officer and assessed by the Compensation Committee. However, our chief executive officer does not participate in deliberations regarding his own compensation. No formulaic merit base salary increases are provided to executive officers. From time to time, an executive officer’s base salary may be increased to reflect changes in competitive salaries for such executive’s position at Comparable Companies. Base salary accounted for approximately 40% to 55% of each executive officer’s total cash compensation in 2006, depending on that executive’s role with us.

In January 2006, we engaged Mercer Human Resource Consulting (“Mercer”), an independent consulting firm specializing in executive compensation matters, to assist us in the evaluation of our existing compensation programs, policies, procedures and objectives. As part of this internal review, and consistent with Mercer’s recommendations, our Compensation Committee increased our chief executive officer’s base salary from $350,000 to $550,000 in February 2006 and subsequently increased his base salary from $550,000 to $575,000 in May 2006, in each case to recognize his proven ability to successfully manage our rapid growth and to lead the organization to achieve financial and operating success, as well as to provide him with compensation more in line with chief executive officers of Comparable Companies. Our other named executive officers received merit base salary increases between 0% and 6.5% in early 2006, as part of our Compensation Committee’s annual salary review process. These annual merit salary increases reflected the Compensation Committee’s review of the compensation levels of comparable officers at Comparable Companies and the Committee’s assessment of each individual’s performance for the prior year.

Annual Performance Bonus.  During 2006, our executive officers and other non-sales employees participated in the 2006 Cricket Non-Sales Bonus Plan, an annual short-term incentive compensation plan (the “2006 Bonus Plan”). The 2006 Bonus Plan was a cash bonus plan for eligible employees of Leap’s wholly owned subsidiary, Cricket Communications, Inc. (“Cricket”). The objective of the 2006 Bonus Plan was to attract, motivate and retain employees who could, through their collective efforts, help Leap achieve its principal financial and operating performance goals for 2006. The 2006 Bonus Plan provided for the payment of cash bonuses to employees working a specified minimum number of hours per week, other than employees who were eligible to participate in Cricket’s separate sales bonus plan. Bonuses paid to our named executive officers under the 2006 Bonus Plan were based 75% on Leap’s achievement of corporate performance goals established by our Compensation Committee (as described above) and 25% on an evaluation of the individual officer’s performance throughout the year. We believe that basing a substantial portion of annual cash bonuses on company performance metrics establishes a direct and powerful link between our employees’ pay and our financial and operational success.

Target bonuses for our named executive officers under the 2006 Bonus Plan are established early in the year by our Compensation Committee, generally as a percentage of each individual executive officer’s base salary. In February 2006, the Compensation Committee established individual target bonuses under the 2006 Bonus Plan of 100% of base salary for Doug Hutcheson, 80% of base salary for Al Moschner and Glenn Umetsu, and 65% of base salary for the other individuals serving as named executive officers at the time. The target bonuses were recommended by Mercer, and were supported by our chief executive officer who then recommended these targets to the Compensation Committee, based primarily on cash bonus payments made to similarly situated executives of Comparable Companies, as reported in a number of executive compensation surveys. Mr. Luvisa’s target bonus became 35% of his base salary in August 2006 when he ceased to be our acting chief financial officer; Mr. Khalifa’s target bonus was established at 80% of his base salary when he became our new executive vice president and chief financial officer in August 2006.

The corporate performance goals established in early 2006 for the 2006 Bonus Plan related to: (1) Leap’s adjusted OIBDA; and (2) Leap’s net customer additions, each of which was weighted evenly under the 2006 Bonus Plan. In July 2006, the Compensation Committee approved the payment of bonuses for the first half of 2006 to our named executive officers based on the company’s achievements against the corporate performance goals for the first six months of the year. As contemplated by the 2006 Bonus Plan, remaining amounts paid to our named executive officers under the 2006 Bonus Plan were paid after the fourth quarter of 2006 upon satisfaction of designated corporate and individual performance goals, as determined and adjusted by the Compensation Committee. Year-end analysis by our chief executive officer and the Compensation Committee of our 2006 financial performance revealed that our 2006 adjusted OIBDA was adversely impacted by the incurrence of certain operating expenses in the third and fourth quarters of 2006, which were attributable to the fact that we were able to accelerate the launches of certain new markets that we originally expected to launch in 2007. We viewed these accelerated launches as a considerable long-term success for the company. As a result, the payouts for our 2006 Cash Bonus Plan were adjusted to eliminate the effects of the accelerated launches, so as not to penalize our executive officers for their success. Aggregate cash bonuses paid to our named executive officers under the 2006 Bonus Plan, expressed as a percentage of base salary, were as follows: Mr. Hutcheson, 129%; Mr. Moschner, 103%; Mr. Umetsu, 103%; Mr. Khalifa; 107%; Mr. Stephens, 77%; and Mr. Luvisa, 65%.

On occasion, we also pay discretionary cash bonuses to our executive officers, which are generally awarded to recognize exemplary performance. In 2006, our Board authorized the payment of a discretionary bonus to Mr. Hutcheson of $100,000 in recognition of his performance. Mr. Luvisa was awarded a discretionary bonus of $200,000, of which $50,000 was payable in 2006, in recognition of his performance as our acting chief financial officer and as a retention incentive. In addition, our Board approved a $50,000 sign-on bonus to Mr. Khalifa in connection with his commencement of service as our new executive vice president and chief financial officer in August 2006.

Performance bonuses under our 2006 Bonus Plan and discretionary bonus payments accounted for approximately 45% to 60% of each named executive officer’s total cash compensation in 2006, depending on that executive’s role with us.

Long-Term Incentive Compensation.  Leap provides long-term incentive compensation to its executive officers and other selected employees through the 2004 Plan. The Compensation Committee approved and adopted the 2004 Plan in December 2004 pursuant to authority delegated to it by the Board. The 2004 Plan is generally administered by the Compensation Committee. The Board, however, determines the terms and conditions of, and interprets and administers, the 2004 Plan for awards granted to Leap’s independent directors. As appropriate, administration of the 2004 Plan may be revested in the Board and, based on the recommendations of the Compensation Committee, the Board has approved the grants of equity-based awards to our executive officers who are subject to Section 16 of the Securities Exchange Act of 1934, as amended. In addition, for administrative convenience, the Board may determine to grant to one or more members of the Board or to one or more officers the authority to make grants to individuals who are not directors or executive officers. See “Proposal 2 — Approval of Second Amendment to 2004 Stock Option, Restricted Stock and Deferred Stock Unit Plan and of Such Plan, As Amended” elsewhere in this proxy statement for additional information regarding the 2004 Plan.

Under the 2004 Plan, Leap grants to its executives and other selected employees non-qualified stock options at an exercise price equal to the fair market value of Leap common stock (as determined under the 2004 Plan) on the date of grant and restricted stock at a purchase price equal to the par value per share. The initial grants of stock options and restricted stock under the 2004 Plan awarded to our executive officers in January 2005 (following our emergence from Chapter 11 bankruptcy reorganization) vest in full approximately three years after the date of grant with no partial time-based vesting for the awards. The awards are, however, subject to accelerated performance-based vesting in increments ranging from 10% to 30% of the applicable award per year if Leap meets certain adjusted earnings before taxes, interest, depreciation and amortization (“EBITDA”) and net customer additions performance targets in 2005 or 2006. In 2005, there was no acceleration of vesting, but vesting of a portion of these awards was accelerated in February 2007 in connection with Leap’s 2006 performance, based on the levels of adjusted EBITDA and net customer additions achieved by Leap. The acceleration of vesting relating to 2006 applied to 19.3% of the shares underlying each such award, other than the vesting for Mr. Hutcheson, whose agreements provided for 20% performance-based vesting.

Initial grants of stock options and restricted stock to executive officers who joined us after May 2005 vest in full five years after the date of grant with no partial time-based vesting for the awards, but subject to accelerated performance-based vesting in increments ranging from 10% to 30% of the applicable award per year if Leap meets certain adjusted EBITDA and net customer addition performance targets, measured for fiscal years from 2006 to 2008 for grants occurring prior to February 2006, and measured for fiscal years from 2007 to 2009 for awards granted after that date.

In connection with a recent review of our executive compensation policies in October 2006, we noted that a significant portion of the equity grants previously awarded to several of our named executive officers will vest in early 2008. Therefore, in order to achieve our executive compensation objectives noted above, including long-term retention of members of our senior management team, in December 2006 the Compensation Committee recommended, and the Board granted, an aggregate of 197,500 non-qualified stock options and 30,000 restricted stock awards to Messrs. Hutcheson, Umetsu, Moschner, Stephens and Luvisa. These additional grants of stock options and restricted stock awards generally provided for vesting in four years with no partial time-based vesting for restricted stock and time-based vesting in equal 25% annual increments for stock options, with none of these awards subject to performance-based acceleration of vesting. The amount, nature and timing of these grants were recommended to our Compensation Committee by Mercer, the Compensation Committee’s independent compensation consultant, in part based on the equity holdings (and the related vesting of such holdings) of similarly situated executives of Comparable Companies.

In February 2006, our Board granted Mr. Luvisa, our then acting chief financial officer, an option to purchase 10,000 shares of Leap common stock pursuant to the 2004 Plan, in recognition of his performance as acting chief financial officer. In August 2006, our Board granted new-hire equity awards to Mr. Khalifa, our new executive vice president and chief financial officer, in connection with his commencement of employment, which consisted of 35,000 shares of restricted stock and stock options to purchase 175,000 shares of Leap common stock.

We believe that the awards under the 2004 Plan help us to reduce officer and employee turnover and to retain the knowledge and skills of our key employees. The size and timing of equity awards is based on a variety of factors, including Leap’s overall performance, the recipient’s individual performance and competitive compensation information, including the value of such awards granted to comparable executive officers of Comparable Companies.

401(k) Plan

Leap maintains a 401(k) program for all employees, and provides a 50% match on employees’ contributions, with Leap’s matching funds limited to 6% of an employee’s base salary. Leap’s 401(k) plan allows eligible employees to contribute up to 30% of their salary, subject to annual limits. We match a portion of the employee contributions and may, at our discretion, make additional contributions based upon earnings. Our contributions for the year ended December 31, 2006 were approximately $1,698,000, and were $1,485,000 for the year ended December 31, 2005, $428,000 for the five months ended December 31, 2004 and $613,000 for the seven months ended July 31, 2004, respectively.

Other Benefits

Executive officers are eligible to participate in all of our employee benefit plans, such as medical, dental, vision, group life and disability insurance, in each case on the same basis as other employees, subject to applicable law. We also provide vacation and other paid holidays to all employees, including our executive officers. In addition, Leap provides certain executives with supplemental health coverage with a maximum benefit of $50,000 per year per family unit, the ability to apply for supplemental, company-paid executive disability insurance that provides an additional benefit of $2,500 per month up to age 65, the ability to apply for a supplemental, company-paid portable executive life insurance policy of $250,000, and an additional $250,000 of executive accidental death and disability insurance to certain executives of the company. Leap also provides a tax planning reimbursement benefit to certain executives, with the amount of the annual reimbursement capped at $10,000 to $25,000 depending upon the position of the executive. We do not maintain any pension plans or plans that provide for the deferral of compensation on a basis that is not tax-qualified.

Policy on Deductibility of Executive Officer Compensation

Section 162(m) of the Code generally disallows a tax deduction to a publicly-held company for compensation in excess of $1 million paid to its chief executive officer and its four most highly compensated executive officers. Performance-based compensation tied to the attainment of specific goals is excluded from the limitation. Currently, awards under the 2004 Plan and the 2006 Bonus Plan do not qualify as performance-based compensation exempt from the Section 162(m) limits. In late 2006, the Compensation Committee evaluated whether Leap should take action with respect to the tax deductibility of Leap’s executive compensation under Section 162(m), and generally concluded that is would be advisable for the company to undertake the necessary steps to cause the company’s performance-based cash bonus payments and future grants of stock options to executive officers to qualify as potential performance-based compensation plans under Section 162(m). As a result, the Board has determined to seek stockholder approval at the Annual Meeting of our executive incentive bonus plan and the 2004 Plan as amended by the first and second amendments. If approved, the Board intends to generally administer the bonus plan and the 2004 Plan, as amended, in the manner required to make future payments under the executive incentive bonus plan constitute qualified performance-based compensation under Section 162(m), and to grant options under the 2004 Plan that constitute qualified performance-based compensation under Section 162(m).

2006 Summary Compensation

The following table sets forth certain information with respect to compensation for the year ended December 31, 2006 earned by or paid to our chief executive officer, our chief financial officer, our former acting chief financial officer, and our three most highly compensated executive officers as of the end of the last fiscal year, who are collectively referred to as the named executive officers.

				Non-Equity
				Incentive Plan	Stock	Option	All Other
Name and Principal Position	Year	Salary	Bonus	Compensation(1)	Awards(2)	Awards(3)	Compensation(4)	Total

S. Douglas Hutcheson	2006	$541,346	$100,000	$700,000	$926,452	$942,522	$21,701	$3,232,021
Chief Executive Officer,
President and Director
Amin I. Khalifa(5)	2006	$115,385	$50,000	$123,168	$108,081	$287,708	$13,246	$697,588
Executive Vice President and
Chief Financial Officer
Glenn T. Umetsu	2006	$334,154	—	$342,725	$801,957	$548,791	$31,889	$2,059,516
Executive Vice President and
Chief Technology Officer
Albin F. Moschner	2006	$327,692	—	$336,684	$314,574	$994,830	$55,950	$2,029,730
Executive Vice President and
Chief Marketing Officer
Leonard C, Stephens,	2006	$282,500	$10,000	$217,229	$508,257	$152,175	$16,931	$1,187,092
Senior Vice President,
Human Resources
Dean M. Luvisa(6)	2006	$282,654	$50,000	$183,051	$242,806	$147,678	$13,991	$920,180
Chief Financial Officer of our
Network Operations Group and
former Acting Chief Financial Officer

(1)	Represents amounts earned under the 2006 Cricket Non-Sales Bonus Plan.

(2)	Represents annual compensation cost for fiscal 2006 of stock awards granted to our named executive officers in accordance with Statement of Financial Accounting Standards No. 123R, Share-Based Payment (“FAS 123R”). For information regarding assumptions made in connection with this valuation, please see Note 9 to the Consolidated Annual Financial Statements found in our Annual Report on Form 10-K. Restricted stock awards to named executive officers issued under the 2004 Plan grant such executives the right to purchase, subject to vesting, shares of common stock at a purchase price of $0.0001 per share.

(3)	Represents annual compensation cost for fiscal year 2006 in accordance with FAS 123R of options to purchase Leap common stock granted to our named executive officers. For information regarding assumptions made in connection with this valuation, please see Note 9 to the Consolidated Annual Financial Statements found in our Annual Report on Form 10-K.

(4)	Includes the other compensation set forth in the table below:

		Matching	Executive	Financial	Housing and
		401(k)	Benefits	Planning	Other Living	Sick Leave	Total Other
Name	Year	Contributions	Payments	Services	Expenses	Payout	Compensation

S. Douglas Hutcheson	2006	$7,500	$4,357	$3,113	$—	$6,731	$21,701
Amin I. Khalifa	2006	$1,731	$4,167	$7,348	$—	$—	$13,246
Glenn T. Umetsu	2006	$7,500	$2,671	$15,564	$—	$6,154	$31,889
Albin F. Moschner	2006	$7,500	$2,929	$—	$40,156	$5,365	$55,950
Leonard C. Stephens	2006	$7,500	$3,217	$1,868	$—	$4,346	$16,931
Dean M. Luvisa	2006	$7,500	$1,778	$405	$—	$4,308	$13,991

(5)	Our Board appointed Mr. Khalifa as executive vice president and chief financial officer of Leap, effective as of August 28, 2006.

(6)	Mr. Luvisa, our vice president, finance and the chief financial officer of our network operations group, ceased serving as our acting chief financial officer on August 28, 2006, upon the appointment of Mr. Khalifa as our executive vice president and chief financial officer.

2006 Grants of Plan-Based Awards

The following table sets forth certain information with respect to the grants of plan-based awards made for the year ended December 31, 2006 to the named executive officers under the 2004 Plan and the 2006 Cricket Non-Sales Bonus Plan.

					Stock	Option		Closing
					Awards:	Awards:	Exercise or	Price Per
					Number of	Number of	Base Price of	Share on	Grant Date
			Estimated Possible Payouts Under		Shares of	Securities	Option	Option	Fair Value
			Non-Equity		Stock or	Underlying	Awards	Grant	of Stock
		Approval	Incentive Plan Awards (2)		Units	Options	($/Sh)	Date	and Option
Name	Grant Date	Date (1)	Target	Maximum	(#)(3)	(#)	(4)	($/Sh)	Awards(5)

S. Douglas Hutcheson	—	—	$550,548	$1,101,096	—	—	—	—	—
Chief Executive Officer,	12/20/2006	—	—	—	12,500	—	—	—	$757,749
President and Director	12/20/2006	—	—	—	—	116,000	$60.62	$59.54	$3,372,340
Amin I. Khalifa(6)	—	—	$103,562	$207,124	—	—	—	—	—
Executive Vice President and	08/28/2006	07/12/2006	—	—	35,000	—	—	—	$1,578,847
Chief Financial Officer	08/28/2006	07/12/2006	—	—	—	175,000	$45.11	$45.33	$4,202,835
Glenn T. Umetsu	—	—	$267,853	$535,706	—	—	—	—	—
Executive Vice President and	12/20/2006	—	—	—	6,000	—	—	—	$363,719
Chief Technology Officer	12/20/2006	—	—	—	—	30,000	$60.62	$59.54	$872,157
Albin F. Moschner	—	—	$262,816	$525,632	—	—	—	—	—
Executive Vice President and	12/20/2006	—	—	—	6,000	—	—	—	$363,719
Chief Marketing Officer	12/20/2006	—	—	—	—	30,000	$60.62	$59.54	$872,157
Leonard C. Stephens	—	—	$183,625	$367,250	—	—	—	—	—
Senior Vice President,	12/20/2006	—	—	—	3,000	—	—	—	$181,860
Human Resources	12/20/2006	—	—	—	—	14,000	$60.62	$59.54	$407,007
Dean M. Luvisa(7)	—	—	$155,947	$311,894	—	—	—	—	—
Vice President, Finance,	02/23/2006	—	—	—	—	10,000	$40.33	$41.03	$216,270
Chief Financial Officer of	12/20/2006	—	—	—	2,500	—	—	—	$151,550
our Network Operations	12/20/2006	—	—	—	—	7,500	$60.62	$59.54	$218,039
Group and former Acting Chief Financial Officer

(1)	Approval Date reflects the date on which the grant was approved by the Board, if other than the Grant Date. The Board authorized grants to Mr. Khalifa in connection with his offer of employment, with the grants to become effective on the date of his commencement of employment.

(2)	Represents estimated potential payouts of non-equity incentive plan awards for 2006 under the 2006 Cricket Non-Sales Bonus Plan. Actual amounts paid to the named executive officers pursuant to such plan are disclosed in the Summary Compensation Table above under the heading “Non-Equity Incentive Plan Compensation.” The material terms of the plan are described in “Compensation Discussion and Analysis — Elements of Executive Compensation — Annual Performance Bonus” above.

(3)	Purchase price for restricted stock is the par value per share, or $.0001 per share.

(4)	Exercise price for option awards is the fair market value per share of Leap common stock, previously defined under the 2004 Plan as the closing price per share of Leap common stock on the trading day immediately preceding the grant date. On March 8, 2007, the Board amended the 2004 Plan to change the definition of fair market value per share of Leap common stock to the closing price per share on the grant date.

(5)	Represents the full grant date fair value of each individual equity award (on a grant-by-grant basis) as computed under FAS 123R.

(6)	Our Board appointed Mr. Khalifa as executive vice president and chief financial officer of Leap effective as of August 28, 2006.

(7)	Mr. Luvisa, our vice president, finance and the chief financial officer of our network operations group, ceased serving as our acting chief financial officer on August 28, 2006 upon the appointment of Mr. Khalifa as executive vice president and chief financial officer.

Discussion of Summary Compensation and Grants of Plan-Based Awards Tables

Our executive compensation policies and practices, pursuant to which the compensation set forth in the Summary Compensation Table and the Grants of Plan-Based Awards table was paid or awarded, are described above under “Compensation Discussion and Analysis.” A summary of certain material terms of our compensation plans and arrangements is set forth below.

Amended and Restated Executive Employment Agreement with S. Douglas Hutcheson

Effective as of February 25, 2005, Cricket and Leap entered into an Amended and Restated Executive Employment Agreement with S. Douglas Hutcheson in connection with Mr. Hutcheson’s appointment as our chief executive officer. The Amended and Restated Executive Employment Agreement amends, restates and supersedes the Executive Employment Agreement dated January 10, 2005, as amended, among Mr. Hutcheson, Cricket and Leap. The Amended and Restated Executive Employment Agreement was amended as of June 17, 2005 and February 17, 2006. As amended, it is referred to in this proxy statement as the Executive Employment Agreement. Mr. Hutcheson’s term of employment under the Executive Employment Agreement expires on December 31, 2008, unless extended by mutual agreement.

Under the Executive Employment Agreement, Mr. Hutcheson received an annual base salary of $350,000 through January 27, 2006, and an annual base salary of $550,000 beginning on January 28, 2006, subject to adjustment pursuant to periodic reviews by Leap’s Board, and an opportunity to earn an annual performance bonus. On May 18, 2006, Leap’s Board authorized an increase in Mr. Hutcheson’s annual base salary from $550,000 per year to $575,000 per year. Mr. Hutcheson’s annual target performance bonus for 2006 also was increased to 100% of his base salary. The amount of any annual performance bonus will be determined in accordance with Cricket’s prevailing annual performance bonus practices that are used to determine annual performance bonuses for the senior executives of Cricket generally. In the event Mr. Hutcheson is employed by Cricket on December 31, 2008, then Mr. Hutcheson will receive the final installment of his 2008 annual performance bonus without regard to whether he is employed by Cricket on the date such final installments are paid to senior executives of Cricket. In addition, the Executive Employment Agreement specifies that Mr. Hutcheson is entitled to participate in all insurance and benefit plans generally available to Cricket’s executive officers. On May 18, 2006, Leap’s Board authorized the payment of a bonus of $100,000 to Mr. Hutcheson in recognition of his notable performance during the first half of the year. This bonus payment was in addition to amounts paid to Mr. Hutcheson under the 2006 Bonus Plan.

If, during the term of the Executive Employment Agreement, all or substantially all of Cricket’s assets, or shares of stock of Cricket or Leap having 50% or more of the voting rights of the total outstanding stock of Cricket or Leap, as the case may be, are sold with the approval of or pursuant to the active solicitation of the boards of directors of Cricket or Leap, as applicable, to a strategic investor, and if Mr. Hutcheson continues his employment with Cricket or its successor for two months following the closing of such sale, Cricket will pay to Mr. Hutcheson a stay bonus in a lump sum payment equal to one and one half times his then current annual base salary and target performance bonus.

Under the terms of the Executive Employment Agreement, if Mr. Hutcheson’s employment is terminated as a result of his discharge by Cricket other than for cause or if he resigns with good reason, he will be entitled to receive: (1) any unpaid portion of his salary and accrued benefits earned up to the date of termination, (2) a lump sum payment equal to one and one-half times the sum of his then current annual base salary plus his target performance bonus; however, this payment would not be due to Mr. Hutcheson if he receives the stay bonus described above, and (3) if he elects continuation health coverage under COBRA, Cricket will pay the premiums for such continuation health coverage for a period of 18 months (or, if earlier, until he is eligible for comparable coverage with a subsequent employer). Mr. Hutcheson will be required to execute a general release as a condition to his receipt of any of these severance benefits.

The agreement also provides that if Mr. Hutcheson’s employment is terminated by reason of his discharge other than for cause or his resignation with good reason, in each case within one year of a change in control of Leap, and he is subject to excise tax pursuant to Section 4999 of the Code as a result of any payments to him, then Cricket will pay him a “gross-up payment” equal to the sum of the excise tax and all federal, state and local income and employment taxes payable by him with respect to the gross-up payment. This gross-up payment will not exceed $1 million and, if Mr. Hutcheson’s employment was terminated by reason of his resignation for good reason, such payment is conditioned on Mr. Hutcheson’s agreement to provide consulting services to Cricket or Leap for up to three days per month for up to a one-year period for a fee of $1,500 per day.

If Mr. Hutcheson’s employment is terminated as a result of his discharge by Cricket for cause or if he resigns without good reason, he will be entitled only to his accrued base salary through the date of termination. If Mr. Hutcheson’s employment is terminated as a result of his death or disability, he will be entitled only to his accrued base salary through the date of death or termination, as applicable, and his pro rata share of his target performance bonus for the year in which his death or termination occurs.

Effective January 5, 2005, Leap’s Compensation Committee granted Mr. Hutcheson non-qualified stock options to purchase 85,106 shares of Leap common stock at $26.55 per share under the 2004 Plan. Also on January 5, 2005, the Compensation Committee agreed to grant Mr. Hutcheson restricted stock awards to purchase 90,000 shares of Leap common stock at $.0001 per share and deferred stock unit awards to purchase 30,000 shares of Leap common stock at $.0001 per share, if and when Leap filed a Registration Statement on Form S-8 with respect to the 2004 Plan. Under the Executive Employment Agreement, on February 24, 2005, Mr. Hutcheson was granted additional non-qualified stock options to purchase 75,901 shares of Leap common stock at $26.35 per share. The Compensation Committee also agreed to grant Mr. Hutcheson restricted stock awards to purchase 9,487 shares of Leap common stock at $.0001 per share, if and when a Registration Statement on Form S-8 was filed. Leap filed a Registration Statement on Form S-8 with respect to the 2004 Plan on June 17, 2005, and the restricted stock awards and deferred stock unit awards that had been made contingent upon that filing were then issued to Mr. Hutcheson. The forms of award agreements for these awards are attached to his Amended and Restated Executive Employment Agreement, a copy of which has been filed with the SEC as an exhibit to Leap’s Annual Report on Form 10-K for the year ended December 31, 2004.

In the case of the 85,106 stock options granted to Mr. Hutcheson, 17,021 shares subject to the options became exercisable in February 2007 as a result of Leap’s achievement of adjusted EBITDA and net customer addition targets for fiscal year 2006; the remaining shares subject to the options become exercisable on January 5, 2008. In the case of the restricted stock award to acquire 90,000 shares, 18,000 shares became vested in February 2007 as a result of Leap’s achievement of adjusted EBITDA and net customer addition targets for fiscal year 2006; the remaining shares become vested on June 17, 2008. In the case of the 75,901 shares subject to stock options and 9,487 shares subject to restricted stock awards, 15,180 shares subject to stock options and 1,897 shares of restricted stock vested and became exercisable in February 2007 as a result of Leap’s achievement of adjusted EBITDA and net customer addition targets for fiscal year 2006. Up to 30% of the remaining shares subject to such stock options and restricted stock awards could vest early based upon Leap’s achievement of adjusted EBITDA and net customer addition targets for the 2007 fiscal year (in approximately March of 2008). Any remaining shares would vest and become exercisable on December 31, 2008. In each case, Mr. Hutcheson must be an employee, director or consultant of Cricket or Leap on such date.

The stock options and restricted stock awards listed above will also become exercisable and/or vested on an accelerated basis in connection with certain changes in control, as more fully described below under the heading “— Change of Control Arrangements.” In addition, if Mr. Hutcheson’s employment is terminated by reason of discharge by Cricket other than for cause, or if he resigns with good reason, (1) if Mr. Hutcheson agrees to provide consulting services to Cricket or Leap for up to five days per month for up to a one-year period for a fee of $1,500 per day, any remaining unvested shares subject to his stock options and restricted stock awards will vest and/or become exercisable on the last day of such one-year period, or (2) such remaining unvested shares subject to his stock options and restricted stock awards will become exercisable and/or vested on the third anniversary of the date of grant (for the January 5, 2005 awards) and on December 31, 2008 (for the February 24, 2005 awards). Mr. Hutcheson will be required to execute a general release as a condition to his receipt of the foregoing accelerated vesting.

The description of the Executive Employment Agreement with Mr. Hutcheson is qualified in its entirety by reference to the full texts of: (i) the Amended and Restated Executive Employment Agreement, a copy of which has been filed with the SEC as an exhibit to Leap’s Annual Report on Form 10-K for the year ended December 31, 2004 filed with the SEC on May 16, 2005; (ii) the First Amendment to Amended and Restated Executive Employment Agreement, a copy of which has been filed with the SEC as an exhibit to Leap’s Current Report on Form 8-K filed on June 23, 2005, and (iii) the Second Amendment to Amended and Restated Executive Employment Agreement, a copy of which has been filed with the SEC as an exhibit to Leap’s Annual Report on Form 10-K for the year ended December 31, 2005 filed on March 27, 2006.

2004 Stock Option, Restricted Stock and Deferred Stock Unit Plan

Under the 2004 Plan, Leap grants executive officers and other selected employees non-qualified stock options at an exercise price equal to the fair market value of Leap common stock (as determined under the 2004 Plan) on the date of grant and restricted stock at a purchase price equal to par value. See “Proposal 2 — Approval of Second Amendment to the 2004 Stock Option, Restricted Stock and Deferred Stock Unit Plan, and of Such Plan, As Amended” contained elsewhere in the proxy statement for additional information regarding the 2004 Plan. Grants to Leap’s named executive officers in 2006 are described below.

Equity Awards in 2006.  Effective February 23, 2006, Leap’s Board granted Dean Luvisa, Leap’s then acting chief financial officer, an option to purchase 10,000 shares of Leap common stock at an exercise price of $40.33 per share, the fair market value per share of Leap common stock on the grant date, as determined under the 2004 Plan. On August 28, 2006, Leap’s Board granted new-hire equity awards to Amin Khalifa, our new executive vice president and chief financial officer, in connection with his commencement of employment on that date, which consisted of 35,000 shares of restricted stock at a purchase price of $0.0001 per share and stock options to purchase 175,000 shares of Leap common stock at an exercise price of $45.11 per share, the fair market value per share of Leap common stock on the date of grant, as determined under the 2004 Plan. The options granted to Mr. Luvisa and the stock options and restricted stock granted to Mr. Khalifa vest on the fifth anniversary of the date of grant, if the individual is an employee, consultant or director of Leap or its subsidiaries on such date. Up to 30% per year of each award can vest based on Leap’s achievement of adjusted EBITDA and net customer additions performance targets with respect to each of 2007, 2008 and 2009. In the event of a change in control (as defined in the 2004 Plan), one-third of the unvested shares would vest immediately, one-third would vest on the first anniversary of the change in control, and the remaining one-third would vest on the second anniversary of the change in control. All remaining unvested shares would vest upon a termination of such officer’s employment by Leap other than for cause or by such officer’s resignation with good reason within 90 days prior to or 12 months after a change in control.

As a result of an internal review of Leap’s compensation programs, we determined that a significant portion of prior equity grants to our senior management will vest in February 2008. Therefore, in order to achieve our executive compensation objectives noted above, including long-term retention of members of our senior management, effective December 20, 2006, based on the recommendation of the Compensation Committee, Leap’s Board granted additional non-qualified stock options and restricted stock awards to Leap’s chief executive officer and certain other named executive officers, as follows:

Name and Position	Non-Qualified Stock Options	Restricted Stock Awards

S. Douglas Hutcheson	116,000	12,500
Chief Executive Officer, President and Director
Glenn T. Umetsu	30,000	6,000
Executive Vice President and Chief Technology Officer
Albin F. Moschner	30,000	6,000
Executive Vice President and Chief Marketing Officer
Leonard C. Stephens	14,000	3,000
Senior Vice President, Human Resources
Dean M. Luvisa	7,500	2,500
Vice President, Finance, Chief Financial Officer of our
Network Operations Group and former Acting Chief
Financial Officer

The options listed in the table above have a ten-year term and an exercise price per share of $60.62, which was the fair market value per share of Leap’s common stock on the date of grant, as determined under the 2004 Plan. The options will vest and become exercisable in equal 25% installments on each of the first four anniversaries of the grant date, subject to accelerated vesting upon defined change in control events. The restricted stock awards give each executive the right to purchase the number of shares of Leap’s common stock specified above at a purchase price per share of $0.0001, which is the par value of the common stock. The restricted stock awards will vest in full on the fourth anniversary of the date of the award, subject to accelerated vesting upon certain change in control events as described below, and are subject to repurchase by Leap at $0.0001 per share in the event that the executive ceases to be an employee, director or consultant of Leap or its subsidiaries prior to vesting.

If a change in control (as defined in the 2004 Plan) occurs within 30 months of the grant date, 25% of the total number of shares of common stock subject to each award will vest 90 days after the change in control, and if a change in control occurs more than 30 months after the grant date, 50% of the total number of shares of common stock subject to each award will vest 90 days after the change in control. In addition, if a holder is terminated other than for “cause” or resigns for “good reason” (in each case as defined in the applicable award agreement) within 90 days prior to the change in control or within 12 months after the change in control, then the remaining unvested shares subject to each award will vest in full on the date of the holder’s termination of employment (or, if later, immediately prior to the occurrence of such change in control).

Employee Stock Purchase Plan

In September 2005, Leap commenced an Employee Stock Purchase Plan (the “ESP Plan”), which allows eligible employees to purchase shares of Leap common stock during a specified offering period. A total of 800,000 shares of common stock have been reserved for issuance under the ESP Plan. The aggregate number of shares that may be sold pursuant to options granted under the ESP Plan is subject to adjustment for changes in Leap’s capitalization and certain corporate transactions. The ESP Plan is a non-compensatory plan under the provisions of Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees.”

The purpose of the ESP Plan is to assist our eligible employees in acquiring stock ownership in Leap pursuant to a plan which is intended to qualify as an employee stock purchase plan within the meaning of Section 423 of the Code. In addition, the ESP Plan is intended to help such employees provide for their future security and to encourage them to remain in our employment.

The ESP Plan is administered by the Compensation Committee of Leap’s Board. Subject to the terms and conditions of the ESP Plan, Leap’s Compensation Committee has the authority to make all determinations and to take all other actions necessary or advisable for the administration of the ESP Plan. Leap’s Compensation Committee is also authorized to adopt, amend and rescind rules relating to the administration of the ESP Plan. As appropriate, administration of the ESP Plan may be revested in the Board.

Our employees and the employees of our designated subsidiary corporations that customarily work more than 20 hours per week and more than five months per calendar year, and who have been employed by us or one of our designated subsidiary corporations for at least three months, are eligible to participate in the ESP Plan as of the first day of the first offering period after they become eligible to participate in the ESP Plan. However, no employee is eligible to participate in the ESP Plan if, immediately after becoming eligible to participate, such employee would own or be treated as owning stock (including stock such employee may purchase under options granted under the ESP Plan) representing 5% or more of the total combined voting power or value of all classes of Leap’s stock or the stock of any of its subsidiary corporations.

Under the ESP Plan, shares of Leap common stock are offered during six month offering periods commencing on each January 1 and July 1. On the first day of an offering period, an eligible employee is granted a nontransferable option to purchase shares of Leap common stock on the last day of the offering period.

An eligible employee can participate in the ESP Plan through payroll deductions. An employee may elect payroll deductions in any whole percentage (up to 15%) of base compensation, and may increase (but not above 15%), decrease or suspend his or her payroll deductions during the offering period. The employee’s cumulative payroll deductions (without interest) can be used to purchase shares of Leap common stock on the last day of the offering period, unless the employee elects to withdraw his or her payroll deductions prior to the end of the period. An employee’s cumulative payroll deductions for an offering period may not exceed $5,000.

The per share purchase price of shares of Leap common stock purchased on the last day of an offering period is 85% of the lower of the fair market value of such stock on the first or last day of the offering period. The fair market value of a share of Leap common stock on any given date is determined based on the closing trading price for Leap common stock on the trading day next preceding such date, or, if Leap common stock is not then traded on an exchange, but is then quoted on the Nasdaq National Market, the mean between the closing representative bid and asked prices on the trading day next preceding such date, or, if Leap common stock is not then quoted on the Nasdaq National Market, the mean between the closing bid and ask prices on the trading day next preceding such date, as determined in good faith by the Compensation Committee.

An employee may purchase no more than 250 shares of Leap common stock for each offering period. Also, an employee may not purchase shares of Leap common stock during a calendar year with a total fair market value of more than $25,000.

In the event of certain changes in Leap’s capitalization or certain corporate transactions involving Leap, Leap’s Compensation Committee will make appropriate adjustments to the number of shares that may be sold pursuant to options granted under the ESP Plan and options outstanding under the ESP Plan. Leap’s Compensation Committee is authorized to provide for the termination, cash-out, assumption, substitution or accelerated exercise of such options.

The ESP Plan will be in effect until May 25, 2015, unless Leap’s Board terminates the ESP Plan at an earlier date. Leap’s Board may terminate the ESP Plan at any time and for any reason. Leap’s Board may also modify the ESP Plan from time to time, except that the Board may not, without prior stockholder approval, amend the ESP Plan so as to increase the number of shares of Leap common stock that may be sold under the ESP Plan, or change the corporations whose employees are eligible under the ESP Plan, or amend the ESP Plan in any manner which would require stockholder approval to comply with any applicable law, regulation or rule.

2006 Equity Awards At Fiscal Year-End

The following table sets forth certain information with respect to outstanding equity awards at December 31, 2006 with respect to the named executive officers. None of the unexercised options shown in the table were exercisable at December 31, 2006.

	Option Awards				Stock Awards
	Number of Securities						Market Value
	Underlying				Number of Shares		of Shares or
	Unexercised Options			Option	or Units of Stock		Units of Stock
	(#)		Option	Expiration	That Have Not		That Have Not
Name	Unexercisable		Exercise Price	Date	Vested (#)		Vested(1)

S. Douglas Hutcheson	85,106	(4)	$26.55	01/05/2015	90,000	(5)	$5,352,300
Chief Executive Officer,	75,901	(4)	$26.35	02/24/2015	9,487	(4)	$564,192
President and Director	116,000	(6)	$60.62	12/20/2016	12,500	(6)	$743,375
Amin I. Khalifa(2)	175,000	(7)	$45.11	08/28/2016	35,000	(7)	$2,081,450
Executive Vice President and
Chief Financial Officer
Glenn T. Umetsu	85,106	(8)	$26.55	01/05/2015	76,560	(9)	$4,553,023
Executive Vice President and	30,000	(6)	$60.62	12/20/2016	6,000	(6)	$356,820
Chief Technology Officer
Albin F. Moschner	127,660	(8)	$26.55	01/31/2015	20,000	(9)	$1,189,400
Executive Vice President and	40,000	(7)	$34.37	10/26/2015	15,000	(7)	$892,050
Chief Marketing Officer	30,000	(6)	$60.62	12/20/2016	6,000	(6)	$356,820
Leonard C. Stephens	23,404	(8)	$26.55	01/05/2015	24,750	(9)	$1,471,883
Senior Vice President,	14,000	(6)	$60.62	12/20/2016	3,000	(6)	$178,410
Human Resources
Dean M. Luvisa(3)	17,140	(8)	$26.55	01/05/2015	18,150	(9)	$1,079,381
Vice President, Finance,	10,000	(7)	$40.33	02/23/2016	5,000	(9)	$297,350
Chief Financial Officer of our	7,500	(6)	$60.62	12/20/2016	2,500	(6)	$148,675
Network Operations Group and former Acting Chief Financial Officer

(1)	Computed by multiplying the closing market price of Leap common stock ($59.47) on December 29, 2006 by the number of shares subject to such stock award.

(2)	Our Board appointed Mr. Khalifa as executive vice president and chief financial officer of Leap, effective as of August 28, 2006.

(3)	Mr. Luvisa, our vice president, finance and the chief financial officer of our network operations group, ceased serving as our acting chief financial officer on August 28, 2006 upon the appointment of Mr. Khalifa as our executive vice president and chief financial officer.

(4)	The award vests on December 31, 2008, subject to performance-based accelerated vesting. Such performance-based accelerated vesting is described in “Compensation Discussion and Analysis — Elements of Executive Compensation — Long-Term Incentive Compensation” above. Under such performance-based accelerated vesting, 20% of the shares subject to such award vested in February 2007. The award is also subject to certain accelerated vesting upon a change in control, or a termination of Mr. Hutcheson’s employment by us without cause or by him for good reason, as described above under “— Discussion of 2006 Summary Compensation and Grants of Plan-Based Awards Tables — Amended and Restated Executive Employment Agreement with S. Douglas Hutcheson.”

(5)	The award vests on June 17, 2008, subject to performance-based accelerated vesting. Such performance-based accelerated vesting is described in “Compensation Discussion and Analysis — Elements of Executive Compensation — Long-Term Incentive Compensation” above. Under such performance-based accelerated vesting, 20% of the shares subject to such award vested in February 2007. The award is also subject to certain accelerated vesting upon a change in control, or a termination of Mr. Hutcheson’s employment by us without cause or by him for good reason, as described above under “— Discussion of 2006 Summary Compensation and Grants of Plan-Based Awards Tables — Amended and Restated Executive Employment Agreement with S. Douglas Hutcheson.”

(6)	Represents our standard form of stock option or stock award for additional grants to individuals with existing equity awards. Each stock option vests in four equal annual installments on each of the first four anniversaries of the date of grant. Each stock award vests on the fourth anniversary of the date of grant. Each award is also subject to certain accelerated vesting upon a change in control, or a termination of the named executive officer’s employment by us without cause or by the executive for good reason within 90 days prior to or 12 months following a change in control, as described under “— Severance and Change of Control Arrangements — Change in Control Vesting of Stock Options and Restricted Stock for Other Named Executive Officers” below.

(7)	Represents our standard form of stock option or stock award for new equity grants to new hires since October 26, 2005. The award vests on the fifth anniversary of the date of grant, subject to performance-based accelerated vesting. Such performance-based accelerated vesting is described in “Compensation Discussion and Analysis — Elements of Executive Compensation — Long-Term Incentive Compensation” above. Under such performance-based accelerated vesting, 19.3% of the shares subject to such award (other than the awards granted to Mr. Khalifa) vested in February 2007. The award is also subject to certain accelerated vesting upon a change in control, or a termination of the named executive officer’s employment by us without cause or by the executive for good reason within 90 days prior to or 12 months following a change in control, as described under “— Severance and Change of Control Arrangements — Change in Control Vesting of Stock Options and Restricted Stock for Other Named Executive Officers” below.

(8)	The award vests on the third anniversary of the date of grant, subject to performance-based accelerated vesting. Such performance-based accelerated vesting is described in “Compensation Discussion and Analysis — Elements of Executive Compensation — Long-Term Incentive Compensation” above. Under such performance-based accelerated vesting, 19.3% of the shares subject to such award vested in February 2007. The award is also subject to certain accelerated vesting upon a change in control, or a termination of the named executive officer’s employment by us without cause or by the executive for good reason within 90 days prior to or 12 months following a change in control, as described under “— Severance and Change of Control Arrangements — Change in Control Vesting of Stock Options and Restricted Stock for Other Named Executive Officers” below.

(9)	The award vests on February 28, 2008, subject to performance-based accelerated vesting. Such performance-based accelerated vesting is described in “Compensation Discussion and Analysis — Elements of Executive Compensation — Long-Term Incentive Compensation” above. Under such performance-based accelerated vesting, 19.3% of the shares subject to such award vested in February 2007. The award is also subject to certain accelerated vesting upon a change in control, or a termination of the named executive officer’s employment by us without cause or by the executive for good reason within 90 days prior to or 12 months following a change in control, as described under “— Severance and Change of Control Arrangements — Change in Control Vesting of Stock Options and Restricted Stock for Other Named Executive Officers” below.

2006 Option Exercises and Stock Vested

None of our named executive officers acquired shares upon the exercise of stock options in the fiscal year ended December 31, 2006. Mr. Stephens was the only named executive officer with a restricted stock award that vested in 2006. The following table sets forth information with respect to the vesting of his stock award.

	Stock Awards
	Number of Shares	Value Realized
Name and Position	Acquired on Vesting (#)	on Vesting ($)(1)

Leonard C. Stephens	7,050	$387,539
Senior Vice President, Human Resources

(1)	Computed by multiplying the closing market price of Leap common stock ($54.97) on November 15, 2006, the date on which the shares vested, by the number of shares vesting on such date.

Severance and Change of Control Arrangements

Chief Executive Officer.  See “Discussion of 2006 Summary Compensation and Grants of Plan-Based Awards Tables — Amended and Restated Executive Employment Agreement with S. Douglas Hutcheson” above for a description of our severance and change of control arrangements with Mr. Hutcheson, including provisions regarding the acceleration of vesting of his stock options and restricted stock awards.

Executive Vice Presidents and Senior Vice Presidents.  We have entered into Severance Benefits Agreements with our executive vice presidents and senior vice presidents (the “Severance Agreements”), including Mr. Khalifa, Mr. Umetsu, Mr. Moschner and Mr. Stephens. The term of the Severance Agreements extends through December 31, 2006, with an automatic extension for each subsequent year unless notice of termination is provided to the executive no later than June 30th of the preceding year. Pursuant to the Severance Agreements, executives who are terminated other than for cause (as defined in the Severance Agreement) or who resign with good reason (as defined in the Severance Agreement), will receive severance benefits consisting of: (1) any unpaid portion of his or her salary and accrued benefits earned up to the date of termination, (2) an amount equal to one year of base salary and target bonus, in a lump sum payment, and (3) the cost of continuation health coverage (COBRA) for one year or, if shorter, until the time when the executive is eligible for comparable coverage with a subsequent employer. In consideration for these benefits, the executives have agreed to provide a general release of Leap and its operating subsidiary, Cricket, prior to receiving severance benefits, and have agreed not to compete with us for one year, and not to solicit any of our employees and to maintain the confidentiality of our information for three years. This description of the Severance Agreements is qualified in its entirety by reference to the full text of the form of the Executive Vice President and Senior Vice President Severance Benefits Agreement, a copy of which has been filed with the SEC as an exhibit to Leap’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2005.

Vice President, Finance.  On January 16, 2006, Leap entered into a Severance Benefits Agreement with Dean Luvisa, our vice president, finance, the chief financial officer of our network operations group, and former acting chief financial officer. Mr. Luvisa’s Severance Benefits Agreement is similar to the form of Severance Agreement, except that Mr. Luvisa’s agreement renews annually only until December 31, 2008, at which date his Severance Benefits Agreement with us expires. The description of Mr. Luvisa’s Severance Benefits Agreement is qualified in its entirety by reference to the full text of the agreement, a copy of which was filed as an exhibit to Leap’s Current Report on Form 8-K filed with the SEC on January 19, 2006.

Change in Control Vesting of Stock Options and Restricted Stock for Other Named Executive Officers.  Provisions regarding acceleration of Mr. Hutcheson’s stock options and restricted stock awards are described elsewhere in this proxy statement. The stock options and restricted stock awards granted to the other named executive officers will become exercisable and/or vested on an accelerated basis in connection with certain changes in control. The period over which the award vests or becomes exercisable after a change in control varies depending upon the date that the award was granted and the date of the change in control.

For example, under our standard form of stock option and restricted stock award agreements for new equity grants to new hires since October 26, 2005, which generally provide for five-year cliff vesting with possible accelerated vesting based on achievement of adjusted EBITDA and net customer addition performance objectives, in the event of a change of control, one-third of the unvested portion of such award will vest and/or become exercisable on the date of the change in control. In the event the named executive officer is providing services to us as an employee, director or consultant on the first anniversary of the change in control, an additional one-third of the unvested portion of such award (measured as of immediately prior to the change of control) will vest and/or become exercisable on such date. In the event the named executive officer is providing services to us as an employee, director or consultant on the second anniversary of the change in control, the entire remaining unvested portion of such award will vest and/or become exercisable on such date.

Under our standard form of stock option and restricted stock award agreements for additional grants to award holders (i.e., grants to individuals with existing equity awards), which generally provide for four-year time based vesting, in the event of a change in control during the period commencing 30 months after such an award is granted, if the individual is an employee, director or consultant 90 days after the change in control, 25% of the total number of shares subject to the award will become exercisable and/or vested. If the change in control occurs more than 30 months after the option is granted and if the individual is an employee, director or consultant 90 days after the change in control, 50% of the total number of shares subject to the award will become exercisable and/or vested.

In contrast, under certain of our stock option and restricted stock awards granted prior to October 26, 2005, in the event of a change in control, 85% of the unvested portion of such awards would vest and/or become exercisable in the event of a change in control. Some of our other stock option and restricted stock awards provide for a period over which the award vests or becomes exercisable after a change of control different from those described above depending upon the date that the award was granted and the date of the change of control.

In the case of all of our outstanding stock option and restricted stock award agreements, in the event a named executive officer’s employment is terminated by us other than for cause, or if the named executive officer resigns with good reason, during the period commencing 90 days prior to a change in control and ending 12 months after such change in control, each stock option and restricted stock award will automatically accelerate and become exercisable and/or vested as to any remaining unvested shares subject to such stock option or restricted stock award on the later of (i) the date of termination of employment or (ii) the date of the change in control. The terms “cause” and “good reason” are defined in the applicable award agreements.

Except as otherwise described above, a named executive officer will be entitled to accelerated vesting and/or exercisability in the event of a change in control only if he is an employee, director or consultant on the effective date of such accelerated vesting and/or exercisability.

Under our grants with performance-based acceleration of vesting, following the date of a change in control, there will be no further additional performance-based exercisability and/or vesting applicable to stock options and restricted stock awards based on our adjusted EBITDA and net customer addition performance.

The following table summarizes potential change in control and severance payments to each named executive officer. The four right-hand columns describe the payments that would apply in four different potential scenarios — a termination of employment as a result of the named executive officer’s voluntary resignation without good reason or his termination by us for cause; a change in control without a termination of employment; a termination of employment as a result of the named executive officer’s resignation for good reason or termination of employment by us other than for cause, in each case within 90 days before or within a year after a change in control; and a termination of employment as a result of the named executive officer’s resignation for good reason or termination of employment by us other than for cause, in each case not within 90 days before and not within 12 months after a change in control. The table assumes that the termination or change in control occurred on December 31, 2006. For purposes of estimating the value of amounts of equity compensation to be received in the event of a termination of employment or change in control, we have assumed a price per share of our common stock of $59.47, which represents the closing market price of our common stock as reported on the Nasdaq Global Select Market on December 29, 2006.

Potential Change in Control and Severance Payments

					Payment in the		Payment in the
					Case of a Termination		Case of a Termination
					Other than		Other than
					for Cause or		for Cause or
					for Good Reason, if		for Good Reason,
		Payment in the			Within 90 Days		Not Within 90 Days
		Case of a	Payment in the		Prior to or		Prior to and
		Voluntary Termination	Case of a Change		Within 12 Months		Not Within 12 Months
		Without Good Reason or	in Control		Following a		Following a
Name and Position	Benefit Type	Termination for Cause	Without Termination		Change in Control		Change in Control

S. Douglas Hutcheson	Accrued Salary (1)	$22,115	$—		$22,115		$22,115
Chief Executive Officer,	Accrued PTO (2)	157,063	—		157,063		157,063
President and Director	Cash Severance or Stay Bonus	—	—		1,725,000	(3)	1,725,000	(3)
	COBRA Payments (4)	—	—		34,435		34,435
	Value of Equity Award Acceleration	—	8,609,853	(5)	11,975,387	(6)	—	(7)
	Excise Tax Gross-Up Payment	—	—		1,000,000	(8)	—

	Total Value:	$179,178	$8,609,853		$14,914,000		$1,938,613

					Payment in the		Payment in the
					Case of a Termination		Case of a Termination
					Other than		Other than
					for Cause or		for Cause or
					for Good Reason, if		for Good Reason,
		Payment in the			Within 90 Days		Not Within 90 Days
		Case of a	Payment in the		Prior to or		Prior to and
		Voluntary Termination	Case of a Change		Within 12 Months		Not Within 12 Months
		Without Good Reason or	in Control		Following a		Following a
Name and Position	Benefit Type	Termination for Cause	Without Termination		Change in Control		Change in Control

Amin I. Khalifa	Accrued Salary (1)	$14,423	$—		$14,423		$14,423
Executive Vice President	Accrued PTO (2)	$11,034	—		11,034		11,034
and Chief Financial	Cash Severance (9)	—	—		675,000		675,000
Officer	COBRA Payments (4)	—	—		22,957		22,957
	Value of Equity Award Acceleration	—	1,531,409	(5)	4,594,420	(6)	—

	Total Value:	$25,457	$1,531,409		$5,317,834		$723,414

Glenn T. Umetsu	Accrued Salary (1)	$12,923	$—		$12,923		$12,923
Executive Vice President	Accrued PTO (2)	13,771	—		13,771		13,771
and Chief Technology	Cash Severance (9)	—	—		604,800		604,800
Officer	COBRA Payments (4)	—	—		22,957		22,957
	Value of Equity Award Acceleration	—	5,605,240	(5)	7,711,533	(6)	—

	Total Value:	$26,694	$5,605,240		$8,365,984		$654,451

Albin F. Moschner	Accrued Salary (1)	$12,692	$—		$12,692		$12,692
Executive Vice President	Accrued PTO (2)	24,921	—		24,921		24,921
and Chief Marketing	Cash Severance (9)	—	—		594,000		594,000
Officer	COBRA Payments (4)	—	—		22,957		22,957
	Value of Equity Award Acceleration	—	4,765,159	(5)	7,644,837	(6)	—

	Total Value:	$37,613	$4,765,159		$8,299,407		$654,570

Leonard C. Stephens	Accrued Salary (1)	$10,865	$—		$10,865		$10,865
Senior Vice President,	Accrued PTO (2)	50,138	—		50,138		50,138
Human Resources	Cash Severance (9)	—	—		466,125		466,125
	COBRA Payments (4)	—	—		22,957		22,957
	Value of Equity Award Acceleration	—	1,726,359	(5)	$2,420,752	(6)	—

	Total Value:	$61,003	$1,726,359		$2,970,837		$550,085

Dean M. Luvisa	Accrued Salary (1)	$10,192	$—		$10,192		$10,192
Vice President, Finance,	Accrued PTO (2)	27,633	—		27,633		27,633
Chief Financial Officer of	Cash Severance (9)	—	—		482,790		482,790
our Network Operations	COBRA Payments (4)	—	—		22,957		22,957
Group and former Acting Chief Financial Officer	Value of Equity Award Acceleration	—	1,556,697	(5)	2,281,054	(6)	—

	Total Value:	$37,825	$1,556,697		$2,824,626		$543,572

(1)	Represents earned but unpaid salary as of December 31, 2006. Excludes earned but unpaid bonuses, which would have been $504,486, $123,168, $243,464, $239,385, $148,936 and $83,624 for Messrs. Hutcheson, Khalifa, Umetsu, Moschner, Stephens and Luvisa, respectively, as of December 31, 2006.

(2)	Represents accrual for paid time off and sick leave that had not been taken as of December 31, 2006.

(3)	Mr. Hutcheson is eligible to receive either a stay bonus or a cash severance payment, but not both. The stay bonus would apply if Mr. Hutcheson continues his employment with Cricket or its successor for two months following the closing of such change in control. The amount of either the stay bonus or the cash severance payment would have been one and one-half times Mr. Hutcheson’s $575,000 base salary plus one and one-half times Mr. Hutcheson’s $575,000 target performance bonus, or $1,725,000, as of December 31, 2006. Excludes potential payments of $1,500 a day that Mr. Hutcheson could receive for providing consulting services at Leap’s request after a resignation for good reason.

(4)	Amounts shown equal an aggregate of 18 months of COBRA payments for Mr. Hutcheson and 12 months of COBRA payments for the other named executive officers. The payments for COBRA would cover both the premium for our employee health insurance and the premium for our Exec-U-Care Plan, which covers up to $50,000 per family per year of medical costs that our employee health insurance does not cover.

(5)	Represents the value of those awards that would vest as a result of a change in control occurring on December 31, 2006, without any termination of employment. As described above, the value of such awards was calculated assuming a price per share of our common stock of $59.47, which represents the closing market price of our common stock as reported on the Nasdaq Global Select Market on December 29, 2006.

(6)	Represents the value of those awards that would vest as a result of the executive’s termination of employment by us other than for cause or by the named executive officer for good reason within 90 days prior to or within 12 months following a change in control. This value assumes that the change in control and the date of termination occur on December 31, 2006, and, therefore, the vesting of such award was not previously accelerated as a result of a change in control.

(7)	In the event of a termination of Mr. Hutcheson’s employment by us other than for cause or by him for good reason, in either case not within 90 days prior to and not within 12 months following a change in control, if Mr. Hutcheson provides consulting services to us for up to five days per month for up to a one year period for a fee of $1,500 per day, Mr. Hutcheson’s unvested shares subject to his equity awards would vest on the last day of the one-year period or, if such consulting services are not provided, Mr. Hutcheson’s unvested shares subject to his equity awards would vest on the third anniversary of the date of grant (for the January 5, 2005 awards) and on December 31, 2008 (for the February 24, 2005 awards).

(8)	Represents the maximum excise tax gross-up payment to which Mr. Hutcheson may be entitled pursuant to the Executive Employment Agreement. The actual amount of any such excise tax gross-up payment may be less. The excise tax gross-up payment takes into account the severance payments and benefits that would be payable to Mr. Hutcheson upon his termination of employment by Cricket without “cause” or his resignation with “good reason” and assumes that such payments would constitute excess parachute payments under Section 280G of the Code, resulting in excise tax liability. See “Severance Arrangements” above. It assumes that Mr. Hutcheson continues to provide consulting services to the company for three days per month for a one-year period after his resignation with “good reason,” for a fee of $1,500 per day. Such potential consulting fees are not reflected in the amounts shown in the table above.

(9)	Represents one hundred percent of the executive’s annual base salary plus his target annual bonus, using his greatest annual base salary and target bonus in effect between December 31, 2005 and December 31, 2006.

2006 Director Compensation

Effective February 22, 2006, our Board approved an annual compensation package for non-employee directors consisting of a cash component and an equity component. The cash component will be paid, and the equity component will be awarded, each year following the annual meeting of stockholders of Leap.

Each non-employee director will receive annual cash compensation of $40,000. The chairman of the Board will receive additional cash compensation of $20,000; the chairman of the Audit Committee will receive additional cash compensation of $15,000, and the chairman of the Compensation Committee and the chairman of the Nominating and Corporate Governance Committee will each receive additional cash compensation of $5,000.

Non-employee directors will also receive annual awards of $100,000 in Leap restricted common stock pursuant to the 2004 Plan. The purchase price for each share of Leap restricted common stock will be $.0001, and each such share will be valued at fair market value (as defined in the 2004 Plan) on the date of grant. Each award of restricted common stock will vest in equal installments on each of the first, second and third anniversaries of the date of grant. All unvested shares of restricted common stock under each award will vest upon a change in control (as defined in the 2004 Plan).

Leap also reimburses directors for reasonable and necessary expenses, including their travel expenses incurred in connection with attendance at Board and committee meetings.

The following table sets forth certain compensation information with respect to each of the members of our Board for the fiscal year ended December 31, 2006, other than Mr. Hutcheson whose compensation relates to his service as president and chief executive officer and who does not receive additional compensation in his capacity as a director.

	Fees Earned or
Name	Paid in Cash	Stock Awards(1)	Option Awards(2)	Total

James D. Dondero	$45,000	$20,712	$264,242	$329,954
John D. Harkey, Jr.	$40,000	$20,712	$49,549	$110,261
Robert V. LaPenta	$40,000	$20,712	$49,587	$110,299
Mark H. Rachesky, M.D.	$70,000	$20,712	$327,665	$418,377
Michael B. Targoff	$55,000	$20,712	$346,002	$421,714

(1)	Represents annual compensation cost for fiscal year 2006 of stock awards over the requisite service period in accordance with FAS 123R. On May 18, 2006, we granted to each of our non-employee directors, Mr. Dondero, Dr. Rachesky, Mr. Targoff, Mr. LaPenta and Mr. Harkey, 2,264 shares of restricted common stock. Each award of restricted common stock will vest in equal installments on each of the first, second and third anniversaries of the date of grant. All unvested shares of restricted common stock under each award will vest upon a change in control (as defined in the 2004 Plan). The aggregate number of stock awards outstanding at the end of fiscal 2006 for each director were as follows: James D. Dondero (2,264); John D. Harkey, Jr. (2,264); Robert V. LaPenta (2,264); Mark H. Rachesky, M.D. (2,264); and Michael B. Targoff (2,264).

(2)	Represents annual compensation cost for fiscal year 2006 of options to purchase Leap common stock granted in accordance with FAS 123R. The aggregate number of stock option awards outstanding at the end of fiscal 2006 for each director were as follows: James D. Dondero (30,600); John D. Harkey, Jr. (12,500); Robert V. LaPenta (12,500); Mark H. Rachesky, M.D. (40,200); and Michael B. Targoff (39,500).

Indemnification of Directors and Executive Officers and Limitation on Liability

As permitted by Section 102 of the Delaware General Corporation Law, we have adopted provisions in our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws that limit or eliminate the personal liability of our directors for a breach of their fiduciary duty of care as a director. The duty of care generally requires that, when acting on behalf of the corporation, directors exercise an informed business judgment based on all material information reasonably available to them. Consequently, a director will not be personally liable to us or our stockholders for monetary damages or breach of fiduciary duty as a director, except for liability for:

•	any breach of the director’s duty of loyalty to us or our stockholders;

•	any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•	any act related to unlawful stock repurchases, redemptions or other distributions or payment of dividends; or

•	any transaction from which the director derived an improper personal benefit.

These limitations of liability do not affect the availability of equitable remedies such as injunctive relief or rescission. Our Amended and Restated Certificate of Incorporation also authorizes us to indemnify our officers, directors and other agents to the fullest extent permitted under Delaware law.

As permitted by Section 145 of the Delaware General Corporation Law, our Amended and Restated Bylaws provide that:

•	we may indemnify our directors, officers, and employees to the fullest extent permitted by the Delaware General Corporation Law, subject to limited exceptions;

•	we may advance expenses to our directors, officers and employees in connection with a legal proceeding to the fullest extent permitted by the Delaware General Corporation Law, subject to limited exceptions; and

•	the rights provided in our bylaws are not exclusive.

Leap’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide for the indemnification provisions described above. In addition, we have entered into separate indemnification agreements with our directors and officers which may be broader than the specific indemnification provisions contained in the Delaware General Corporation Law. These indemnification agreements may require us, among other things, to indemnify our officers and directors against liabilities that may arise by reason of their status or service as directors or officers, other than liabilities arising from willful misconduct. These indemnification agreements also may require us to advance any expenses incurred by the directors or officers as a result of any proceeding against them as to which they could be indemnified. In addition, we have purchased policies of directors’ and officers’ liability insurance that insure our directors and officers against the cost of defense, settlement or payment of a judgment in some circumstances. These indemnification provisions and the indemnification agreements may be sufficiently broad to permit indemnification of our officers and directors for liabilities, including reimbursement of expenses incurred, arising under the Securities Act.

On December 31, 2002, several members of American Wireless Group, LLC (“AWG”) filed a lawsuit against various officers and directors of Leap in the Circuit Court of the First Judicial District of Hinds County, Mississippi (the “Whittington Lawsuit”). Leap purchased certain FCC wireless licenses from AWG and paid for those licenses with shares of Leap stock. The complaint alleges that Leap failed to disclose to AWG material facts regarding a dispute between Leap and a third party relating to that party’s claim that it was entitled to an increase in the purchase price for certain wireless licenses it sold to Leap. In their complaint, plaintiffs seek rescission and/or damages according to proof at trial of not less than the aggregate amount paid for the Leap stock (alleged in the complaint to have a value of approximately $57.8 million in June 2001 at the closing of the license sale transaction), plus interest, punitive or exemplary damages in the amount of not less than three times compensatory damages, and costs and expenses. Plaintiffs contend that the named defendants are the controlling group that was responsible for Leap’s alleged failure to disclose the material facts regarding the third party dispute and the risk that the shares held by the plaintiffs might be diluted if the third party was successful with respect to its claim. The defendants in the Whittington Lawsuit filed a motion to compel arbitration, or in the alternative, to dismiss the Whittington Lawsuit. The motion noted that plaintiffs, as members of AWG, agreed to arbitrate disputes pursuant to the license purchase agreement, that they failed to plead facts that show that they are entitled to relief, that Leap made adequate disclosure of the relevant facts regarding the third party dispute and that any failure to disclose such information did not cause any damage to the plaintiffs. The court denied defendants’ motion and the defendants have appealed the denial of the motion to the state supreme court.

In a related action to the action described above, on June 6, 2003, AWG filed a lawsuit in the Circuit Court of the First Judicial District of Hinds County, Mississippi, referred to herein as the AWG Lawsuit, against the same individual defendants named in the Whittington Lawsuit. The complaint generally sets forth the same claims made by the plaintiffs in the Whittington Lawsuit. In its complaint, plaintiff seeks rescission and/or damages according to proof at trial of not less than the aggregate amount paid for the Leap stock (alleged in the complaint to have a value of approximately $57.8 million in June 2001 at the closing of the license sale transaction), plus interest, punitive or exemplary damages in the amount of not less than three times compensatory damages, and costs and expenses. Defendants filed a motion to compel arbitration or, in the alternative, to dismiss the AWG Lawsuit, making arguments similar to those made in their motion to dismiss the Whittington Lawsuit. The motion was denied and the defendants’ have appealed the ruling to the state supreme court. AWG recently agreed to arbitrate this lawsuit and filed a motion in the Circuit Court seeking to stay the proceeding pending arbitration.

Although Leap is not a defendant in either the Whittington or AWG Lawsuits, several of the defendants have indemnification agreements with Leap. Leap’s D&O insurers have not filed a reservation of rights letter and have been paying defense costs. Management believes that the liability, if any, from the AWG and Whittington Lawsuits and the related indemnity claims of the defendants against Leap is not probable and estimable; therefore, no accrual has been made in Leap’s annual consolidated financial statements as of December 31, 2006 related to these contingencies.

In addition, in response to our patent infringement suit against MetroPCS, on August 3, 2006 MetroPCS and three related entities brought counterclaims against us and, among others, current and former employees of Leap and Cricket, including Leap CEO Mr. Hutcheson, who have indemnification agreements with Leap. Furthermore, on August 17, 2006 MetroPCS served Leap, Cricket and certain current and former employees of Leap and Cricket, including Mr. Hutcheson, who have indemnification agreements with Leap, with complaints filed in Superior Court in Stanislaus County, California, alleging, among other things, unfair competition, misappropriation of trade secrets, and intentional and negligent interference with contract. On February 21, 2007, the complaint was amended to remove MetroPCS and MetroPCS, Inc. as plaintiffs.

COMPENSATION COMMITTEE REPORT*

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management, and based on such review and discussions, recommended to the Board of Directors that the Compensation Discussion and Analysis be included in our 2007 Proxy Statement.

COMPENSATION COMMITTEE
James D. Dondero, Chairman
Mark H. Rachesky, M.D.
Michael B. Targoff

*	The material in this report is not soliciting material, is not deemed filed with the SEC, and is not incorporated by reference in any of our filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), whether made on, before, or after the date of this Proxy Statement and irrespective of any general incorporation language in such filing.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The current members of Leap’s Compensation Committee are Mr. Dondero, Chairman, Dr. Rachesky and Mr. Targoff. None of these directors has at any time been an officer or employee of Leap or any of its subsidiaries.

In August 2004, we entered into a registration rights agreement that is still in effect with certain holders of Leap’s common stock, including MHR Institutional Partners II LP, MHR Institutional Partners IIA LP (these entities are affiliated with Mark H. Rachesky, M.D., Leap’s Chairman of the Board) and Highland Capital Management, L.P. (this entity is affiliated with James D. Dondero, a director of Leap), whereby we granted them registration rights with respect to the shares of common stock issued to them on the effective date of our plan of reorganization.

During fiscal year 2006 until June 16, 2006, Leap and Cricket had in place a senior secured Credit Agreement for a six-year $600 million term loan and a $110 million revolving credit facility with a syndicate of lenders and Bank of America, N.A. (as administrative agent and letter of credit issuer). Affiliates of Highland Capital Management, L.P. (a beneficial stockholder of Leap and an affiliate of Mr. Dondero, a director of Leap) participated in the syndication of our Credit Agreement, as amended, in the following initial amounts: $100 million of the initial $500 million term loan; $30 million of the $110 million revolving credit facility; and $9 million of the additional $100 million term loan. The highest aggregate principal amount of indebtedness owed by Cricket to Highland’s affiliates under the term loan during the period from January 1, 2006 to June 16, 2006 was $59.4 million, and Cricket made repayments of principal to Highland’s affiliates under the term loan during that same period of $150,000 in the aggregate. Under the former Credit Agreement, the term loan bore interest at the London Interbank Offered Rate (LIBOR) plus 2.5 percent, with interest periods of one, two, three or six months, or at the bank base rate plus 1.75 percent, as selected by Cricket. Cricket made interest payments of $1.9 million in the aggregate to Highland’s affiliates under the term loan during the period from January 1, 2006 to June 16, 2006. During the period from January 1, 2006 to June 16, 2006, there were no borrowings or payments of interest by Cricket under the $110 million revolving credit facility.

On June 16, 2006, Leap and Cricket entered into an amended and restated senior secured Credit Agreement for a seven-year $900 million term loan and a five-year $200 million revolving credit facility with a syndicate of lenders and Bank of America, N.A. (as administrative agent and letter of credit issuer). Affiliates of Highland Capital Management, L.P. (a beneficial shareholder of Leap and an affiliate of Mr. Dondero, a director of Leap) participated in the syndication of the Credit Agreement in initial amounts equal to $225 million of the term loan and $40 million of the revolving credit facility, and Highland Capital Management received a syndication fee of $300,000 in connection with its participation. Under the Credit Agreement, the highest aggregate principal amount of indebtedness owed by Cricket to Highland’s affiliates under the term loan during the period from June 16, 2006 to March 15, 2007 was $230.9 million, and Cricket made repayments of principal to Highland’s affiliates under the term loan during that same period of $1.1 million in the aggregate. Under the Credit Agreement, during the period from June 16, 2006 to March 15, 2007, the term loan bore interest at LIBOR plus 2.75 percent, with interest periods of one, two, three or six months, or at the bank base rate plus 1.75 percent, as selected by Cricket, with the rate subject to adjustment based on Leap’s corporate family debt rating. Cricket made interest payments of $9.4 million in the aggregate to Highland’s affiliates under the term loan during the period from June 16, 2006 to March 15, 2007. During the period from June 16, 2006 to March 15, 2007, there were no borrowings or payments of interest by Cricket under the $200 million revolving credit facility.

On March 15, 2007, Leap and Cricket entered into an amendment to the Credit Agreement to refinance and replace the outstanding term loan under the Credit Agreement with a six year $895.5 million term loan. Affiliates of Highland Capital Management, L.P. (a beneficial shareholder of Leap and an affiliate of Mr. Dondero, a director of Leap) participated in the syndication of the new term loan in an amount equal to $222.9 million of the $895.5 million term loan. The new term loan bears interest at LIBOR plus 2.25 percent or the bank base rate plus 1.25 percent, as selected by Cricket, with the rate subject to adjustment based on Leap’s corporate family debt rating. The amendment did not modify the terms of the revolving credit facility. Highland Capital Management, L.P. continues to hold $40 million of the $200 million revolving credit facility, which was undrawn at March 15, 2007.

On October 23, 2006, we completed the closing of the sale of $750 million aggregate principal amount of unsecured 9.375% Senior Notes of Cricket due 2014 (the “Notes”). The Notes were issued by Cricket in a private placement to qualified institutional buyers pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended, pursuant an Indenture, dated as of October 23, 2006, by and among Cricket, the Guarantors named therein and Wells Fargo Bank, N.A., as trustee, which governs the terms of the Notes. Affiliates of Highland Capital Management, L.P. (a beneficial shareholder of Leap and an affiliate of Mr. Dondero, a director of Leap), purchased an aggregate of $25 million of Notes in the offering, which was the highest aggregate principal amount of indebtedness owed by Cricket to Highland’s affiliates under the notes during the period from October 23, 2006 to March 12, 2007, the date when Highland’s affiliates sold their notes to a third party. The notes bear interest at the rate of 9.375% per year, payable semi-annually in cash in arrears beginning in May 2007. In March 2007, we filed a registration statement on Form S-4 to allow us to offer to exchange the Notes for substantially identical debt instruments that would be registered under the Securities Act of 1933, as amended.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table contains information about the beneficial ownership of our common stock for:

•	each stockholder known by us to beneficially own more than 5% of our common stock;

•	each of our directors;

•	each of our named executive officers; and

•	all directors and executive officers as a group.

The percentage of ownership indicated in the following table is based on 68,042,429 shares of common stock outstanding on March 20, 2007.

Information with respect to beneficial ownership has been furnished by each director and officer, and with respect to beneficial owners of more than 5% of our common stock, by Schedules 13D and 13G, filed with the SEC by them. Beneficial ownership is determined in accordance with the rules of the SEC. Except as indicated by footnote and subject to community property laws where applicable, to our knowledge, the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or warrants held by that person that are currently exercisable or will become exercisable within 60 days after March 30, 2007 are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person.

	Number of	Percent of
5% Stockholders, Officers and Directors(1)	Shares	Total

Entities affiliated with Highland Capital Management, L.P.(2)	4,685,081	6.9
MHR Institutional Partners II LP(3)	3,340,378	4.9
MHR Institutional Partners IIA LP(3)	8,415,428	12.4
T. Rowe Price Associates, Inc.(4)	3,747,100	5.5
James D. Dondero(5)(7)	4,715,045	6.9
Mark H. Rachesky, M.D.(6)(7)	11,792,170	17.3
John D. Harkey, Jr.(7)	12,264	*
Robert V. LaPenta(7)(8)	27,264	*
Michael B. Targoff(7)	38,597	*
S. Douglas Hutcheson(9)	163,024	*
Amin I. Khalifa(10)	35,000	*
Glenn T. Umetsu(11)	88,385	*
Albin F. Moschner(12)	75,858	*
Leonard C. Stephens(13)	39,380	*
All executive officers and directors as a group (12 persons)	17,045,886	25.1

*	Represents beneficial ownership of less than 1.0% of the outstanding shares of common stock.

(1)	Unless otherwise indicated, the address for each person or entity named below is c/o Leap Wireless International, Inc., 10307 Pacific Center Court, San Diego, California 92121.

(2)	Consists of (a) 76,137 shares of common stock held by Highland Floating Rate Advantage Fund (“Highland Advantage”); (b) 76,137 shares of common stock held by Highland Floating Rate Limited Liability Company (“Highland LLC”); (c) 2,309,794 shares of common stock held by Highland Crusader Offshore Partners, L.P. (“Crusader”); (d) 190,342 shares of common stock held by Highland Loan Funding V, Ltd. (“HLF”); (e) 52,504 shares of common stock held by PAM Capital Funding, L.P. (“PAM Capital”); (f) 876,708 shares of common stock held by Highland Equity Focus Fund, L.P. (“Focus”), (g) 64,711 shares of common stock held by Highland CDO Opportunity Fund, Ltd. (“CDO Fund”) and (h) 1,038,748 shares of common stock held in accounts for which Highland Capital Management, L.P. (“HCMLP”) has investment discretion. HCMLP is the investment manager for CDO Fund, Focus, Highland Advantage and Highland LLC, as well as the general partner of Crusader. Pursuant to certain management agreements, HCMLP serves as collateral manager for HLF, Legacy, and PAM Capital. Strand Advisors, Inc. (“Strand”) is the general partner of HCMLP. Mr. Dondero is a director and the president of Strand. Mr. Dondero also serves as a director of Leap. HCMLP, Strand and Mr. Dondero expressly disclaim beneficial ownership of the securities described above, except to the extent of their pecuniary interest therein. The address for Strand, Focus, Highland Advantage, Highland LLC, Crusader, HCMLP and Mr. Dondero is Two Galleria Tower, 13455 Noel Road, Suite 1300, Dallas, Texas 75240. The address for HLF, Legacy, CDO Fund, and PAM Capital is P.O. Box 1093 GT, Queensgate House, South Church Street, George Town, Grand Cayman, Cayman Islands.

(3)	Consists of (a) 3,340,378 shares of common stock held for the account of MHR Institutional Partners II LP, a Delaware limited partnership (“Institutional Partners II”) and (b) 8,415,428 shares of common stock held for the account of MHR Institutional Partners IIA LP, a Delaware limited partnership (“Institutional Partners IIA”). MHR Institutional Advisors II LLC (“Institutional Advisors”) is the general partner of Institutional Partners II and Institutional Partners IIA. In such capacity, Institutional Advisors may be deemed to be the beneficial owner of these shares of common stock. The address for this entity is 40 West 57th Street, 24th Floor, New York, New York 10019.

(4)	These securities are owned by various individuals and institutional investors, for which T. Rowe Price Associates, Inc. (Price Associates) serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(5)	Consists of the shares in footnote 2 above. Mr. Dondero is the president and a director of Strand Advisors, and as such, he may be deemed to be an indirect beneficial owner of these shares. Mr. Dondero disclaims beneficial ownership of the shares of common stock held by these entities, except to the extent of his pecuniary interest therein. The address for Mr. Dondero is Two Galleria Tower, 13455 Noel Road, Suite 1300, Dallas, Texas 75240.

(6)	Consists of the shares in footnote 3 above. Dr. Rachesky is the managing member of Institutional Advisors and as such, he may be deemed to be a beneficial owner of these shares. Dr. Rachesky disclaims beneficial ownership of the shares of common stock held by these entities. The address for Dr. Rachesky is 40 West 57th Street, 24th Floor, New York, New York 10019.

(7)	Includes vested shares issuable upon exercise of options, as follows: Mr. Dondero, 27,700 shares; Dr. Rachesky, 34,100 shares; Mr. Harkey, 10,000 shares; Mr. Targoff, 36,333 shares; and Mr. LaPenta, 10,000 shares. Also includes restricted stock awards which vest in three equal installments on May 18, 2007, 2008 and 2009, as follows: Mr. Dondero, 2,264 shares; Dr. Rachesky, 2,264 shares; Mr. Harkey, 2,264 shares; Mr. Targoff, 2,264 shares; and Mr. LaPenta, 2,264 shares.

(8)	Includes 5,000 shares held by a corporation which is wholly owned by Mr. LaPenta. Mr. LaPenta has the power to vote and dispose of such shares by virtue of his serving as an officer and director thereof.

(9)	Includes restricted stock awards for 72,000 shares which vest on June 17, 2008, restricted stock awards for 7,590 shares which vest on December 31, 2008, in each case subject to certain conditions and accelerated vesting, and restricted stock awards for 12,500 shares which vest on December 20, 2010, as described under “Executive Compensation — 2006 Equity Awards Under The 2004 Plan” and “Executive Compensation — Severance Arrangements.” Also includes 32,201 shares issuable upon exercise of vested stock options.

(10)	Includes restricted stock awards for 35,000 shares which vest on August 28, 2011, subject to certain conditions and accelerated vesting, as described under “Executive Compensation — 2006 Equity Awards Under The 2004 Plan” and “Executive Compensation — Severance Arrangements.”

(11)	Includes restricted stock awards for 61,784 shares which vest on February 28, 2008, subject to certain conditions and accelerated vesting, and restricted stock awards for 6,000 shares which vest on December 20, 2010, as described under “Executive Compensation — 2006 Equity Awards Under The 2004 Plan” and “Executive Compensation — Severance Arrangements.” Also includes 8,213 shares issuable upon exercise of vested stock options.

(12)	Includes restricted stock awards for 16,140 shares which vest on February 28, 2008 and restricted stock awards for 13,070 shares which vest on October 26, 2010, subject to certain conditions and accelerated vesting, and restricted stock awards for 6,000 shares which vest on December 20, 2010, as described under “Executive Compensation — 2006 Equity Awards Under The 2004 Plan” and “Executive Compensation — Severance Arrangements.” Also includes 32,358 shares issuable upon exercise of vested stock options.

(13)	Includes restricted stock awards for 19,973 shares which vest on February 28, 2008, subject to certain conditions and accelerated vesting, and restricted stock awards for 3,000 shares which vest on December 20, 2010, as described under “Executive Compensation — 2006 Equity Awards Under The 2004 Plan” and “Executive Compensation — Severance Arrangements.” Also includes 4,517 shares issuable upon exercise of vested stock options.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Historically, we have reviewed potential related party transactions on a case-by-case basis. On March 8, 2007 the Board approved a “Related Party Transaction Policy and Procedures.” Under the policy and procedures, the audit committee of the Board, or alternatively, those members of the Board who are disinterested, shall review the material facts of specified transactions for approval or disapproval, taking into account, among other factors that they deem appropriate, the extent of the related person’s interest in the transaction and whether the transaction is fair to Leap and is in, or is not inconsistent with, the best interests of Leap and its stockholders. Transactions to be reviewed under the policy and procedures include transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) Leap or any of its subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5 percent beneficial owner of our common stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10 percent beneficial owner of another entity). Terms of director and officer compensation that are disclosed in proxy statements such as this document or that are approved by the Board or Compensation Committee and are not required to be disclosed in our proxy statement, and transactions where all holders of our common stock receive the same benefit on a pro rata basis, are not subject to review under the policy and procedures.

For a description of various transactions between Leap and certain affiliates of Dr. Mark H. Rachesky, our Chairman of the Board, and Mr. James D. Dondero, a director of Leap and the Chairman of Leap’s Compensation Committee, see “Compensation Committee Interlocks And Insider Participation” set forth above in this proxy statement.

STOCKHOLDER PROPOSALS

To be included in our proxy statement, proposals of stockholders that are intended to be presented at our 2008 annual meeting must be received no later than December 4, 2007 and must satisfy the conditions established by the SEC for such proposals. However, if Leap changes the date of its 2008 annual meeting by more than thirty days from the anniversary date of the 2007 Annual Meeting, the deadline for proposals that stockholders wish to include in the proxy statement for the 2008 annual meeting will be a reasonable time before we begin to print and mail the proxy materials for that meeting.

A stockholder proposal that is not included in our proxy statement for the 2008 annual meeting will be ineligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to and otherwise complies with the provisions of our Bylaws. For a proposal to be timely, Article II, Section 8 of Leap’s Amended and Restated Bylaws provides that we must have received the stockholder’s notice not less than seventy days nor more than ninety days prior to the anniversary of our annual meeting, meaning between February 17, 2008 and March 8, 2008. In the event that the 2008 annual meeting is advanced by more than twenty days or delayed by more than seventy days from the anniversary date of the 2007 annual meeting, proposals that stockholders wish to present at the 2008 annual meeting must be received by Leap no earlier than the ninetieth day prior to the date of the 2008 annual meeting, nor later than the later of the seventieth day prior to such annual meeting date, or the date which is ten days after the day on which public announcement of the date of such meeting is first made.

All proposals should be sent to Leap’s Secretary at our principal executive offices, 10307 Pacific Center Court, San Diego, California 92121.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires Leap’s directors and executive officers, and persons who beneficially own more than ten percent of a registered class of Leap’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Leap. Officers, directors and greater-than-ten- percent beneficial owners are required by SEC regulations to furnish Leap with copies of all Section 16(a) forms they file.

To Leap’s knowledge, based solely on a review of the copies of such reports furnished to Leap and written representations that no other reports were required, during the fiscal year ended December 31, 2006, all Section 16(a) filing requirements applicable to its officers, directors and greater-than-ten-percent beneficial owners were complied with, other than a late filing made by Mr. Dondero in October 2006 relating to a June 2006 transaction.

“Householding” of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. Brokers with account holders who are Leap stockholders may be “householding” our proxy materials. If you hold your shares in an account with one of those brokers, a single proxy statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker. Householding for bank and brokerage accounts is limited to accounts within the same bank or brokerage firm. If two individuals share the same last name and address but have accounts containing our stock at two different banks or brokerage firms, your household will receive two copies of our annual meeting materials — one from each firm. Stockholders who currently receive multiple copies of the proxy statement from one bank or brokerage firm and would like to request “householding” of their communications should contact their bank or brokerage firm.

We will deliver promptly upon written or oral request a separate proxy statement and annual report to a stockholder at a shared address to which a single copy of the documents was delivered. Please direct such requests to Leap Wireless International, Inc., Attn. Investor Relations, 10307 Pacific Center Court, San Diego, California 92121, or to our Investor Relations Dept. by telephone at (858) 882-6000.

Annual Report on Form 10-K

A copy of Leap’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, as filed with the SEC, excluding exhibits, may be obtained by stockholders without charge by written request addressed to Leap Wireless International, Inc., Attn: Investor Relations, 10307 Pacific Center Court, San Diego, California 92121. The exhibits to the Annual Report on Form 10-K are available upon payment of charges that approximate our cost of reproduction.

Other Business

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

All stockholders are urged to complete, sign, date and return the accompanying proxy card in the enclosed envelope.

By Order of the Board of Directors

S. Douglas Hutcheson
Chief Executive Officer and President

April 6, 2007

APPENDIX A

THE 2004 STOCK OPTION, RESTRICTED STOCK
AND DEFERRED STOCK UNIT PLAN
OF LEAP WIRELESS INTERNATIONAL, INC.

Leap Wireless International, Inc., a Delaware corporation, has adopted the 2004 Stock Option, Restricted Stock and Deferred Stock Unit Plan of Leap Wireless International, Inc. (the “Plan”), effective December 30, 2004 (the “Effective Date”), for the benefit of eligible Employees (as defined below), Independent Directors (as defined below) and Consultants (as defined below).

On April 13, 2003, the Company and its subsidiaries filed voluntary petitions for relief under chapter 11 of Title 11 of the United States Code in the U.S. Bankruptcy Court, Southern District of California (the “Bankruptcy Court”) (Chapter 11 Case Nos.: 03-3470-A11 through 03-3535-Al1). The Bankruptcy Court confirmed the Fifth Amended Joint Plan of Reorganization dated as of July 30, 2003, as amended (the “Plan of Reorganization”), for the Company and its subsidiaries on October 22, 2003, and the Plan of Reorganization became effective on August 16, 2004. Section 5.07 of the Plan of Reorganization provides that, after the effective date of the Plan of Reorganization, the Company may adopt a new incentive plan for the grant to officers, employees and directors of the Company and its subsidiaries of options to acquire shares of Common Stock (as defined below). This Plan was adopted by the Board of Directors of the Company after the effective date of the Plan of Reorganization in furtherance of Section 5.07 thereof.

The purposes of the Plan are as follows:

(1) To provide an additional incentive for key Employees, Consultants and Independent Directors (as such terms are defined below) to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

(2) To enable the Company to obtain and retain the services of key Employees, Consultants and Independent Directors considered essential to the long-range success of the Company by offering them an opportunity to own stock in the Company which will reflect the growth, development and financial success of the Company.

ARTICLE I.

Definitions

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

1.1.  “Administrator” shall mean the entity that conducts the general administration of the Plan as provided herein. With reference to the administration of the Plan with respect to Options granted to Independent Directors, the term “Administrator” shall refer to the Board. With reference to the administration of the Plan with respect to any other Award, the term “Administrator” shall refer to the Committee unless the Board has elected to exercise any of the rights and duties of the Committee under the Plan generally as provided in Section 9.2.

1.2.  “Award” shall mean an Option, a Restricted Stock award or a Deferred Stock Unit award granted or awarded under the Plan.

1.3.  “Award Agreement” shall mean a written agreement executed by an authorized officer of the Company and the Holder which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

1.4.  “Award Limit” shall mean 1,500,000 shares of Common Stock, as adjusted pursuant to Section 10.3.

1.5.  “Board” shall mean the Board of Directors of the Company.

A-1-1

1.6.  “Change in Control” shall mean the occurrence of any of the following events, if such event occurs on or after the Effective Date:

(a) the occurrence of clauses (I) and (II), where clause (I) is: the acquisition, directly or indirectly, by any “person” or “group” (as those terms are defined in Sections 3(a)(9), 13(d), and 14(d) of the Exchange Act and the rules thereunder) of “beneficial ownership” (as determined pursuant to Rule 13d-3 under the Exchange Act) of securities entitled to vote generally in the election of directors (“voting securities”) of the Company that represent thirty-five percent (35%) or more of the combined voting power of the Company’s then outstanding voting securities, other than

(i) an acquisition by a trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company, or

(ii) an acquisition of voting securities, directly or indirectly by the Company, or

(iii) an acquisition of voting securities pursuant to a transaction described in subsection (c) below that would not be a Change in Control under subsection (c), or

(iv) an acquisition of voting securities, directly or indirectly, by a person who or group which beneficially owns, as of the Effective Date, voting securities of the Company that represent five percent (5%) or more of the combined voting power of the Company’s outstanding voting securities on such Effective Date;

provided, however, that, notwithstanding the foregoing, an acquisition of the Company’s securities by the Company which causes the Company’s voting securities beneficially owned by a person or group to represent thirty-five percent (35%) or more of the combined voting power of the Company’s then outstanding voting securities shall not constitute an “acquisition” by any person or group for purposes of this clause (I); provided further, that if a person or group shall become the beneficial owner of thirty-five percent (35%) or more of the combined voting power of the Company’s then outstanding voting securities by reason of share acquisitions by the Company as described above and shall, after such share acquisitions by the Company, become the beneficial owner of any additional voting securities of the Company, then such acquisition shall constitute an acquisition for purposes of clause (I); and

clause (II) is the circumstance of individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) ceasing for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a Director subsequent to the Effective Date whose appointment, election, or nomination for election by the Company’s shareholders was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office as a Director occurs as a result of an actual or threatened election contest with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board.

Notwithstanding the foregoing, clause (II) shall not apply, and the occurrence of clause (I) shall be sufficient to constitute a Change in Control if the acquisition described in clause (I) is by a Strategic Investor; provided, however, that clause (II) shall nonetheless apply if the Strategic Investor enters into a standstill agreement with the Company (for the duration of such agreement). For purposes of this subsection (a),“Strategic Investor” shall mean any buyer of or investor in of voting securities of the Company whose primary business is not financial investing;

(b) the consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more subsidiaries or intermediaries) of: (i) a merger, consolidation, reorganization, or business combination or (ii) a sale or other disposition of all or substantially all of the Company’s assets, other than a transaction

(I) which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the

A-1-2

business of the Company (the Company or such person, the “Company Successor Entity”)), directly or indirectly, more than fifty percent (50%) of the combined voting power of the Company Successor Entity’s outstanding voting securities immediately after the transaction, and

(II) after which more than fifty percent (50%) of the members of the board of directors of the Company Successor Entity were members of the Incumbent Board at the time of the Board’s approval of the agreement providing for the transaction or other action of the Board approving the transaction, and

(III) after which no person or group beneficially owns voting securities representing thirty-five percent (35%) or more of the combined voting power of the Company Successor Entity; provided, however, that no person or group shall be treated for purposes of this clause (III) as beneficially owning thirty-five percent (35%) or more of the combined voting power of the Company Successor Entity solely as a result of the voting power held in the Company by such person or group prior to the consummation of the transaction;

(c) a liquidation or dissolution of the Company;

(d) the acquisition, directly or indirectly, by any “person” or “group” (as those terms are defined in Sections 3(a)(9), 13(d), and 14(d) of the Exchange Act and the rules thereunder) of “beneficial ownership” (as determined pursuant to Rule l3d-3 under the Exchange Act) of securities entitled to vote generally in the election of directors (“voting securities”) of Cricket Communications, Inc. (“Cricket”)that represent fifty percent (50%) or more of the combined voting power of Cricket’s then outstanding voting securities, other than

(i) an acquisition of Cricket’s voting securities, directly or indirectly, by the Company or any person controlled by the Company, or

(ii) an acquisition of Cricket’s voting securities pursuant to a transaction described in subsection (e) below that would not be a Change in Control under subsection (e); or

(e) the consummation by Cricket (whether directly involving Cricket or indirectly involving Cricket through one or more subsidiaries or intermediaries) of (i) a merger, consolidation, reorganization, or business combination or (ii) a sale or other disposition of all or substantially all of Cricket’s assets, other than a transaction which results in Cricket’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of Cricket or the person that, as a result of the transaction, controls, directly or indirectly, Cricket or owns, directly or indirectly, all or substantially all of Cricket’s assets or otherwise succeeds to the business of Cricket (Cricket or such person, the “Cricket Successor Entity “)),directly or indirectly, more than fifty percent (50%) of the combined voting power of the Cricket Successor Entity’s outstanding voting securities immediately after the transaction.

For purposes of subsection (a) above, the calculation of voting power shall be made as if the date of the acquisition were a record date for a vote of the Company’s shareholders, and for purposes of subsection (b) above, the calculation of voting power shall be made as if the date of the consummation of the transaction were a record date for a vote of the Company’s shareholders. For purposes of subsection (d) above, the calculation of voting power shall be made as if the date of the acquisition were a record date for a vote of Cricket’s shareholders, and for purposes of subsection (e) above, the calculation of voting power shall be made as if the date of the consummation of the transaction were a record date for a vote of Cricket’s shareholders.

1.7.  “Code” shall mean the Internal Revenue Code of 1986, as amended.

1.8.  “Committee” shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 9.1.

1.9.  “Common Stock” shall mean the common stock of the Company, par value $.0001 per share.

1.10.  “Company” shall mean Leap Wireless International, Inc., a Delaware corporation.

1.11.  “Consultant” shall mean any consultant or adviser if (a) the consultant or adviser renders bona fide services to the Company or a subsidiary; (b) the services rendered by the consultant or adviser are not in connection

A-1-3

with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (c) the consultant or adviser is a natural person who has contracted directly with the Company or a subsidiary to render such services.

1.12.  “Deferred Stock Unit” shall mean a deferred stock unit award awarded under Article VIII of the Plan.

1.13.  “Director” shall mean a member of the Board.

1.14.  “DRO” shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

1.15.  “Employee” shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

1.16.  “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

1.17.  “Fair Market Value” of a share of Common Stock as of a given date shall be: (a) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (b) if Common Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by Nasdaq or such successor quotation system, or (c) if the Common Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, but is quoted on another automated quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by such automated quotation system, or (d) if Common Stock is not publicly traded on an exchange, and not quoted on Nasdaq or a successor quotation system or another automated quotation system, the Fair Market Value of a share of Common Stock as established by the Administrator acting in good faith.

1.18.  “Holder” shall mean a person who has been granted an Award.

1.19.  “Incentive Stock Option” shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

1.20.  “Independent Director” shall mean a member of the Board who is not an Employee of the Company.

1.21.  “Non-Qualified Stock Option” shall mean an Option which is not an Incentive Stock Option.

1.22.  “Option” shall mean a stock option granted under Article IV of the Plan. An Option granted under the Plan shall, as determined by the Administrator, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Independent Directors and Consultants shall be Non-Qualified Stock Options.

1.23.  “Parent” shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

1.24.  “Plan” shall mean the 2004 Stock Option, Restricted Stock and Deferred Stock Unit Plan of Leap Wireless International, Inc.

1.25.  “Restricted Stock” shall mean shares of Common Stock awarded under Article VII of the Plan.

1.26.  “Rule 16b-3” shall mean Rule 16b-3 promulgated under the Exchange Act, as such Rule may be amended from time to time.

1.27.  “Securities Act” shall mean the Securities Act of 1933, as amended.

1.28.  “Subsidiary” shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock

A-1-4

possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

1.29.  “Substitute Award” shall mean an Option granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option.

1.30.  “Termination of Consultancy” shall mean the time when the engagement of a Holder as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death, disability or retirement, but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a termination for cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy.

1.31.  “Termination of Directorship” shall mean the time when a Holder who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, removal, failure to be elected or reelected, death, disability or retirement. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship, including, but not by way of limitation, the question of whether a Termination of Directorship resulted from a termination for cause, and all questions of whether a particular leave of absence constitutes a Termination of Directorship.

1.32.  “Termination of Employment” shall mean the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (a) terminations where there is a simultaneous reemployment or continuing employment of a Holder by the Company or any Subsidiary, (b) at the discretion of the Administrator, terminations which result in a temporary severance of the employee-employer relationship, and (c) at the discretion of the Administrator, terminations which are followed by the simultaneous establishment of a consulting or directorship relationship by the Company or a Subsidiary with the former employee. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options, unless otherwise determined by the Administrator in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

ARTICLE II.

Shares Subject To Plan

2.1.  Shares Subject to Plan.

(a) The shares of stock subject to Awards shall be Common Stock, subject to adjustment as provided in Section 10.3. Subject to adjustment as provided in Section 10.3, the aggregate number of such shares which may be issued with respect to Awards granted under the Plan shall not exceed 4,800,000. The shares of Common Stock issuable with respect to such Awards may be either previously authorized but unissued shares or treasury shares.

(b) Following the date the Plan is approved by the stockholders of the Company, subject to adjustment as provided in Section 10.3, the maximum number of shares of Common Stock which may be subject to Awards granted under the Plan to any individual in any calendar year shall not exceed the Award Limit. To the extent

A-1-5

required by Section 162(m) of the Code, shares of Common Stock subject to Awards which expire, terminate or are canceled continue to be counted against the Award Limit.

2.2.  Add-Back of Options and Other Rights.  If any Award expires, terminates or is canceled without having been fully exercised, the number of shares subject to such Award but as to which such Award was not exercised prior to its expiration, termination or cancellation may again be optioned hereunder, subject to the limitations of Section 2.1. If any shares of Restricted Stock are surrendered by the Holder or repurchased by the Company pursuant to Section 7.4 or 7.5 hereof, such shares may again be granted or awarded hereunder, subject to the limitations of Section 2.1. Furthermore, any shares subject to Awards which are adjusted pursuant to Section 10.3 and become exercisable with respect to shares of stock of another corporation shall be considered cancelled for purposes of this Section 2.2 and may again be granted or awarded hereunder, subject to the limitations of Section 2.1. Shares of Common Stock which are delivered by the Holder or withheld by the Company upon the exercise of any Award under the Plan, in payment of the exercise or purchase price thereof, or tax withholding thereon, may again be granted or awarded hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

ARTICLE III.

Granting of Awards

3.1.  Award Agreement.  Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code. The Administrator may, in its discretion, include such further provisions and limitations in any Award Agreement at the time of the grant of such Award which are not inconsistent with the terms of the Plan.

3.2.  Limitations Applicable to Section 16 Persons.  Notwithstanding any other provision of the Plan, the Plan, and any Award granted to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

3.3.  At-Will Employment.  Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever or no reason, with or without cause, except to the extent expressly provided otherwise in a written employment agreement between the Holder and the Company or any Subsidiary.

ARTICLE IV.

Granting of Options to Employees, Consultants
and Independent Directors

4.1.  Eligibility.  Any Employee or Consultant selected by the Administrator pursuant to Section 4.3(a)(i) shall be eligible to be granted an Option; provided that any Option granted under the Plan shall be a Non-Qualified Stock Option unless the applicable Award Agreement specifically provides that such Option is an Incentive Stock Option. No Incentive Stock Option shall be granted to any person who is not an Employee. Each Independent Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in Section 4.4.

4.2.  Disqualification for Stock Ownership.  No Employee may be granted an Incentive Stock Option under the Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 424(e) of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

A-1-6

4.3.  Granting of Options to Employees and Consultants.

(a) The Administrator shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

(i) Determine which Employees are key Employees and select from among the key Employees or Consultants (including Employees or Consultants who have previously received Awards under the Plan) such of them as in its opinion should be granted Options;

(ii) Determine the number of shares to be subject to such Options granted to the selected key Employees or Consultants;

(iii) Subject to Section 4.1, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options; and

(iv) Subject to Articles V and VI, determine the terms and conditions of such Options, consistent with the Plan (including, without limitation, the exercise price per share, vesting, exercisability and term of the Option, the manner in which the exercise price shall be paid, the terms and conditions under which the Option may be exercised prior to vesting for restricted shares of Common Stock, the transfer, escrow, repurchase and other restrictions applicable to such restricted shares of Common Stock, and the extent to which an election under Section 83(b) of the Code may be made with respect to such restricted shares of Common Stock).

(b) Upon the selection of a key Employee or Consultant to be granted an Option, the Administrator shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate.

4.4.  Granting of Options to Independent Directors.  The Board shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

(a) Select from among the Independent Directors (including Independent Directors who have previously received Options under the Plan) such of them as in its opinion should be granted Options;

(b) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected Independent Directors; and

(c) Subject to the provisions of Articles V and VI, determine the terms and conditions of such Options, consistent with the Plan.

ARTICLE V.

Terms of Options

5.1.  Option Price.  The price per share of the shares subject to each Option granted to Employees and Consultants shall be set by the Administrator; provided, however, that such price shall be no less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law, and:

(a) In the case of Incentive Stock Options, such price shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code); and

(b) In the case of Incentive Stock Options granted to an Employee then owning (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 424(e) of the Code), such price shall not be less than one hundred ten percent (110%) of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

5.2.  Option Term.  The term of an Option granted to an Employee or Consultant shall be set by the Administrator in its discretion; provided, however, that, in the case of an Incentive Stock Option, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five years from the date the

A-1-7

Incentive Stock Option is granted if the Incentive Stock Option is granted to an Employee then owning (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 424(e) of the Code).

5.3.  Option Vesting.

(a) The period during which the right to exercise, in whole or in part, an Option granted to an Employee or a Consultant vests in the Holder shall be set by the Administrator and the Administrator may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. At any time after grant of an Option, the Administrator may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option granted to an Employee or Consultant vests.

(b) No portion of an Option granted to an Employee or Consultant which is unexercisable at Termination of Employment or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the Award Agreement or by action of the Administrator following the grant of the Option.

5.4.  Terms of Options Granted to Independent Directors.

(a) The price per share of the shares of Common Stock subject to each Option granted to an Independent Director shall equal one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date the Option is granted.

(b) The period during which the right to exercise, in whole or in part, an Option granted to an Independent Director vests in the Holder shall be set by the Administrator and the Administrator may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. At any time after grant of an Option, the Administrator may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option granted to an Independent Director vests.

(c) No portion of an Option granted to an Independent Director which is unexercisable at Termination of Directorship, shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the Award Agreement or by action of the Administrator following the grant of the Option.

5.5.  Substitute Awards.  Notwithstanding any of the foregoing provisions of this Article V to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award; over (b) the aggregate exercise price thereof, does not exceed the excess of: (c) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company; over (d) the aggregate exercise price of such shares.

ARTICLE VI.

Exercise of Options

6.1.  Partial Exercise.  An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

6.2.  Manner of Exercise.  All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company (or the Company office designated by the Secretary of the Company):

(a) A written notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

A-1-8

(b) Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c) In the event that the Option shall be exercised pursuant to Section 9.1 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option; and

(d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Administrator may, in its discretion, (i) allow payment, in whole or in part, through the delivery of shares of Common Stock which have been owned by the Holder for at least six months, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (ii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the delivery of a notice that the Holder has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale; or (iv) allow payment through any combination of the consideration provided in the foregoing subparagraphs (i), (ii) and (iii). Payment in the manner prescribed by the preceding sentences shall not be permitted to the extent that the Administrator determines that payment in such manner may result in an extension or maintenance of credit, an arrangement for the extension of credit, or a renewal of an extension of credit in the form of a personal loan to or for any Director or executive officer of the Company that is prohibited by Section 13(k) of the Exchange Act or other applicable law.

6.3.  Conditions to Issuance of Stock Certificates.  The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

(a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

(b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

(c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

(d) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

(e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which in the discretion of the Administrator may be in the form of consideration used by the Holder to pay for such shares under Section 6.2(d), subject to Section 10.4.

6.4.  Rights as Stockholders.  Holders shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such Holders.

6.5.  Exercise Ownership and Transfer Restrictions.  The Administrator, in its absolute discretion, may impose such restrictions on the exercise of an Option and the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares.

A-1-9

6.6.  Limitations on Exercise of Options Granted to Employees and Consultants.  Unless otherwise provided by the Administrator in the Award Agreement, no Option granted to an Employee or Consultant may be exercised to any extent by anyone after the first to occur of the following events:

(a) The expiration of twelve (12) months from the date of the Holder’s death;

(b) The expiration of twelve (12) months from the date of the Holder’s Termination of Employment or Termination of Consultancy, as applicable, by reason of his or her permanent and total disability (within the meaning of Section 22(e)(3) of the Code);

(c) The expiration of three months from the date of the Holder’s Termination of Employment or Termination of Consultancy, as applicable, for any reason other than such Holder’s Termination of Employment by the Company for “Cause” (as defined in the Holder’s employment agreement with the Company in effect on the grant date of the Option, or, if the Holder does not have an employment agreement with the Company or the Holder’s employment agreement does not include a definition of “Cause”, as defined in the Award Agreement), death or permanent and total disability, unless the Holder dies within said three-month period;

(d) The Holder’s Termination of Employment or Consultancy by the Company for “Cause” as defined in the Holder’s employment agreement with the Company in effect on the grant date of the Option, or, if the Holder does not have an employment agreement with the Company or the Holder’s employment agreement does not include a definition of “Cause”, as defined in the Award Agreement; or

(e) The expiration of ten (10) years from the date the Option was granted.

6.7.  Limitations on Exercise of Options Granted to Independent Directors.  Except as otherwise provided in the Award Agreement, no Option granted to an Independent Director may be exercised to any extent by anyone after the first to occur of the following events:

(a) The expiration of twelve (12) months from the date of the Holder’s death;

(b) The expiration of twelve (12) months from the date of the Holder’s Termination of Directorship by reason of his or her permanent and total disability (within the meaning of Section 22(e)(3) of the Code);

(c) The expiration of three months from the date of the Holder’s Termination of Directorship for any reason other than such Holder’s Termination of Directorship for cause, death or permanent and total disability, unless the Holder dies within said three-month period;

(d) The Holder’s Termination of Directorship for cause; or

(e) The expiration of ten (10) years from the date the Option was granted.

6.8.  Additional Limitations on Exercise of Options.  Holders may be required to comply with any timing or other restrictions with respect to the settlement or exercise of an Option, including a window-period limitation, as may be imposed in the discretion of the Administrator.

ARTICLE VII.

Awarding of Restricted Stock to Employees, Consultants
and Independent Directors

7.1.  Eligibility.  Subject to the Award Limit, shares of Restricted Stock may be awarded to any Employee whom the Administrator determines is a key Employee, any Independent Director or any Consultant who the Administrator determines should receive such an Award.

7.2.  Award of Restricted Stock.

(a) The Administrator may from time to time, in its absolute discretion:

(i) Determine which Employees are key Employees and select from among the key Employees, Independent Directors or Consultants (including Employees, Independent Directors or Consultants who have

A-1-10

previously received Awards under the Plan) such of them as in its opinion should be awarded Restricted Stock; and

(ii) Determine the terms and conditions applicable to such Restricted Stock, consistent with the Plan.

(b) The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

(c) Upon the selection of a key Employee, Independent Director or Consultant to be awarded Restricted Stock, the Administrator shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock, as it deems appropriate.

7.3.  Rights as Stockholders.  Subject to Section 7.4, upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 7.6, the Holder shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said shares, subject to the restrictions in his or her Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that, in the discretion of the Administrator, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 7.4.

7.4.  Restriction.  All shares of Restricted Stock issued under the Plan (including any shares received by Holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions as the Administrator shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment or consultancy with the Company, Company performance and individual performance; provided, however, by action taken after the shares of Restricted Stock are issued, the Administrator may, in its sole and absolute discretion and subject to whatever terms and conditions it determines, remove any or all of the restrictions imposed by the terms of the Award Agreement. Shares of Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. Except as otherwise provided in the Award Agreement, if no consideration was paid by the Holder upon issuance, a Holder’s rights in unvested Shares of Restricted Stock shall lapse, and such shares of Restricted Stock shall be surrendered to the Company without consideration, upon Termination of Employment, Termination of Consultancy or Termination of Directorship, as applicable.

7.5.  Repurchase of Restricted Stock.  The Administrator may provide in the terms of each individual Award Agreement that the Company shall have the right to repurchase from the Holder the shares of Restricted Stock then subject to restrictions under the Award Agreement immediately upon a Termination of Employment, Termination of Consultancy or Termination of Directorship, as applicable, at a cash price per share equal to the price paid by the Holder for such Restricted Stock.

7.6.  Escrow.  The Secretary of the Company or such other escrow holder as the Administrator may appoint shall retain physical custody of each certificate representing shares of Restricted Stock until all of the restrictions imposed under the Award Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

7.7.  Legend.  In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Administrator shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Award Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

7.8.  Code Section 83(b) Election.  If a Holder makes an election under Section 83(b) of the Code, or any successor section thereto, to be taxed with respect to the Restricted Stock as of the date of transfer of the shares of Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service.

A-1-11

7.9.  Conditions to Issuance of Shares of Common Stock.  The Company shall not be required to issue or deliver any certificate or certificates for shares of Restricted Stock prior to fulfillment of all of the conditions set forth in Section 6.3.

ARTICLE VIII.

Awarding of Deferred Stock Units to Employees,
Consultants and Independent Directors

8.1.  Eligibility.

Subject to the Award Limit, Deferred Stock Unit awards may be awarded to any Employee whom the Administrator determines is a key Employee, any Independent Director or any Consultant who the Administrator determines should receive such an Award. A Deferred Stock Unit shall represent the right to receive shares of Common Stock in accordance with this Article VIII.

8.2.  Awards of Deferred Stock Units.

(a) The Administrator may from time to time, in its absolute discretion:

(i) Determine which Employees are key Employees and select from among the key Employees, Independent Directors or Consultants (including Employees, Independent Directors or Consultants who have previously received Awards under the Plan) such of them as in its opinion should be awarded Deferred Stock Unit awards;

(ii) Subject to the Award Limit, determine the number of Deferred Stock Units to be awarded; and

(iii) Determine the terms and conditions applicable to such Deferred Stock Unit award, consistent with the Plan.

(b) The Administrator shall establish the purchase price, if any, and form of payment for Deferred Stock Unit awards; provided, however, that such purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of shares of Common Stock pursuant to Deferred Stock Units.

(c) The Administrator shall determine the terms regarding the issuance of shares of Common Stock issuable pursuant to a Deferred Stock Unit award and may provide that such terms are subject to an election by the Employee, Independent Director or Consultant to whom such Award is to be or has been awarded in accordance with Section 8.5. The issuance of the shares of Common Stock issuable pursuant to a Deferred Stock Unit award shall be not earlier than one of the following events:

(i) a date or dates specified under the terms of the Award,

(ii) the Termination of Consultancy, Termination of Directorship or Termination of Employment of such Employee, Independent Director or Consultant,

(iii) an Unforeseeable Emergency of such Employee, Independent Director or Consultant, or

(iv) a Change of Control;

provided, however, in the case of an Employee, Independent Director or Consultant who is a “key employee” as defined in Code Section 416(i) (determined without regard to paragraph (5) thereof) of the Company, the issuance of the shares of Common Stock issuable pursuant to Termination of Consultancy, Termination of Directorship or Termination of Employment shall not be made before the date which is six (6) months after the date of such Termination of Consultancy, Termination of Directorship or Termination of Employment.

(d) For purposes of Sections 8.2 and 8.5, the “Unforeseeable Emergency” of an Employee, Independent Director or Consultant shall mean a severe financial hardship to such Employee, Independent Director or Consultant resulting from: (i) an illness or accident of such Employee, Independent Director or Consultant, or the spouse or a dependent (as defined in Code Section 152(a)) of such Employee, Independent Director or Consultant, (ii) the loss of such Employee’s, Independent Director’s or Consultant’s property due to casualty, or

A-1-12

(iii) other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of such Employee, Independent Director or Consultant.

(e) Shares of Common Stock shall be issuable pursuant to a Deferred Stock Unit award upon the Unforeseeable Emergency of an Employee, Independent Director or Consultant only if, as determined under Regulations of the Secretary of the Treasury, the amounts to be distributed through the issuance of shares of Common Stock pursuant to such Deferred Stock Unit Award with respect to such Unforeseeable Emergency do not exceed the amounts necessary to satisfy such Unforeseeable Emergency, plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution, after taking into account the extent to which such Unforeseeable Emergency is or may be relieved through reimbursement or compensation by insurance or otherwise, or by liquidation of the assets of such Employee Independent Director or Consultant (to the extent the liquidation of such assets would not itself cause severe financial hardship).

8.3.  Issuance of Common Stock; Rights as Stockholder.  Shares of Common Stock underlying a Deferred Stock Unit award will not be issued until the Deferred Stock Unit award has vested, pursuant to a vesting schedule or performance goals set by the Administrator, and such shares of Common Stock become issuable pursuant to the terms of the Deferred Stock Unit award. Unless otherwise provided by the Administrator, a Holder of a Deferred Stock Unit award shall have no rights as a Company stockholder with respect to the shares of Common Stock underlying such Deferred Stock Unit award until such time as the Award has vested and the Shares of Common Stock underlying the Award have been issued pursuant to the Deferred Stock Unit award.

8.4.  Form of Payment.  Payment of the amount determined under Section 8.2(b) above shall be in cash, in Common Stock or a combination of both, as determined by the Administrator.

8.5.  Deferred Distributions.

(a) The Administrator may provide for the deferral of the issuance of the shares of Common Stock issuable pursuant to a Deferred Stock Unit award at the election of the Employee, Director or Consultant to whom the Award is to be or has been awarded in accordance with this Section.

(b) (i) Subject to paragraph (ii), any election of an Employee, Independent Director or Consultant to defer the issuance of the shares of Common Stock issuable pursuant to a Deferred Stock Unit award shall be made not later than the close of the taxable year preceding the first taxable year in which such Employee, Independent Director or Consultant performs services for such Deferred Stock Unit award.

(ii) In the case of the first year in which an Employee, Independent Director or Consultant becomes eligible to participate in the Plan, any election of such Employee, Independent Director or Consultant to defer the issuance of the shares of Common Stock issuable pursuant to a Deferred Stock Unit award may be made with respect to services to be performed subsequent to the election within thirty (30) days after the date such Employee, Independent Director or Consultant becomes eligible to participate in the Plan.

(c) An Employee, Independent Director or Consultant may elect, under such terms as the Administrator shall determine in its sole discretion, to receive the shares of Common Stock issuable pursuant to a Deferred Stock Unit award upon one or more of the following events:

(i) a date specified in such election,

(ii) the Termination of Consultancy, Termination of Directorship or Termination of Employment of such Employee, Independent Director or Consultant,

(iii) an Unforeseeable Emergency of such Employee, Independent Director or Consultant; or

(iv) a Change in Control;

provided, however, in the case of an Employee, Independent Director or Consultant who is a “key employee” as defined in Code Section 416(i) (determined without regard to paragraph (5) thereof) of the Company, the issuance of the shares of Common Stock issuable pursuant to Termination of Consultancy, Termination of Directorship or Termination of Employment shall not be made before the date which is six (6) months after the date of such Termination of Consultancy, Termination of Directorship or Termination of Employment.

A-1-13

(d) A deferral election made by an Employee, Independent Director or Consultant with respect to a Deferred Stock Unit award shall be irrevocable and shall not be amended, modified or terminated by such Employee, Independent Director or Consultant.

8.6. Prohibition on Acceleration of Distributions.  The terms regarding the issuance of the shares of Common Stock issuable pursuant to a Deferred Stock Unit award shall not be amended, modified or terminated in any manner, which permits the acceleration of the time or schedule of such issuance of shares of Common Stock.

8.7. Unfunded Obligations.  Deferred Stock Units are unfunded and unsecured obligations of the Company, and nothing contained in the Plan or in any Award Agreement shall be construed as providing for assets to be held in trust or escrow or any other form of segregation of the assets of the Company for the benefit of the Holder of such Deferred Stock Units or any other person.

8.8. Conditions to Issuance of Shares of Common Stock.  The Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock issuable pursuant to the terms of a Deferred Stock Unit award prior to fulfillment of all of the conditions set forth in Section 6.3.

8.9. Limitation of Distributions.  Notwithstanding the provisions of Sections 8.2, 8.5, 10.2 and 10.3, shares of Common Stock shall be issuable pursuant to a Deferred Stock Unit award at such times or upon such events as are specified in Sections 8.2 and 8.5 and the terms of the Award Agreement (and shares of Common Stock or other amounts shall be issuable or distributable with respect to such an Award under the terms of Section 10.2 or 10.3) only to the extent the issuance or distribution at such times or upon such events under such terms will not cause the Award or the shares of Common Stock issuable pursuant to the Award (or other amounts issuable or distributable) to be includable in the gross income of the Holder under Section 409A of the Code prior to such times or occurrence of such events, as permitted by the Code and the regulations and other guidance thereunder (including, without limitation, Section 409A of the Code, and the regulations and other guidance issued by the Secretary of the Treasury thereunder).

ARTICLE IX.

Administration

9.1. Committee.  The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

9.2. Duties and Powers of Committee.  It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Award Agreements, and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith, to interpret, amend or revoke any such rules. The Committee shall also have the power to amend any Award Agreement provided that the rights or obligations of the Holder of the Award that is the subject of any such Award Agreement are not affected adversely; provided, however, that without the approval of the stockholders of the Company, neither the Committee nor the Board shall authorize the amendment of any outstanding Option to reduce its exercise price. Notwithstanding anything contained herein, no Option shall be canceled and replaced with the grant of an Option having a lesser exercise price without the approval of the stockholders of the Company. Grants of Options under the Plan need not be the same with respect to each Holder. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan.

9.3. Majority Rule; Unanimous Written Consent.  The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

9.4. Compensation; Professional Assistance; Good Faith Actions.  Members of the Committee shall receive such compensation, if any, for their services as members as may be determined by the Board. All expenses and

A-1-14

liabilities which members of the Committee incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and the Company’s officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Holders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

9.5. Delegation of Authority to Grant Awards.  The Board may, but need not, delegate from time to time some or all of its authority to grant Awards under the Plan to a committee consisting of one or more members of the Committee or of one or more officers of the Company; provided, however, that the Board may not delegate its authority to grant Awards to individuals (a) who are subject on the date of the grant to the reporting rules under Section 16(a) of the Exchange Act, or (b) who are officers of the Company who are delegated authority by the Board hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation of authority and may be rescinded at any time by the Committee. At all times, any committee appointed under this Section 9.5 shall serve in such capacity at the pleasure of the Committee.

ARTICLE X.

Miscellaneous Provisions

10.1. Transferability of Awards.

(a) Except as otherwise provided in Section 10.1(b):

(i) No Award or interest or right therein may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO; provided, however, after the shares underlying an Award have been issued, and all restrictions applicable to such shares have terminated or lapsed, then such shares may be sold, pledged, assigned or transferred;

(ii) The interest or rights of a Holder, or his or her successors in interest, in an Award shall not be subject to any liability for the debts, contracts or engagements of the Holder or his or her successors in interest, and no Award or interest or right therein shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by paragraph (i); and

(iii) During the lifetime of the Holder, only he or she may exercise an Option (or any portion thereof) granted to him or her under the Plan, unless it has been disposed of pursuant to a DRO or to a Permitted Transferee. After the death of the Holder, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Holder’s will or under the then applicable laws of descent and distribution.

(b) Notwithstanding Section 10.1(a), the Administrator, in its sole discretion, may determine to permit a Holder to transfer a Non-Qualified Stock Option to any one or more Permitted Transferees (as defined below), subject to the following terms and conditions: (i) a Non-Qualified Stock Option transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (ii) any Non-Qualified Stock Option which is transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Non-Qualified Stock Option as applicable to the original Holder (other than the ability to further transfer the Non-Qualified Stock Option); and (iii) the Holder and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without

A-1-15

limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal and state securities laws and (C) evidence the transfer. For purposes of this Section 10.1(b), “Permitted Transferee” shall mean, with respect to a Holder, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee), a trust in which these persons (or the Holder) control the management of assets, and any other entity in which these persons (or the Holder) own more than fifty percent (50%) of the voting interests, or any other transferee specifically approved by the Administrator after taking into account any state or federal tax or securities laws applicable to transferable Non-Qualified Stock Options.

10.2. Amendment Suspension or Termination of the Plan.  Except as otherwise provided in this Section 10.2, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. However, without approval of the Company’s stockholders before or after the action by the Board, no action of the Board may, except as provided in Section 10.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under the Plan, and no action of the Board may be taken that would otherwise require approval by the Company’s stockholders as a matter of applicable law, regulation or rule. No amendment, suspension or termination of the Plan shall, without the consent of the Holder, alter or impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Award be granted under the Plan after the expiration of ten (10) years from the date the Plan is adopted by the Board.

10.3. Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

(a) Subject to Section 10.3(d), in the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Administrator shall adjust the following, as appropriate and equitable:

(i) The number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and the Award Limit);

(ii) The number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards; and

(iii) The exercise price with respect to any Award;

provided, however, that no such adjustment shall be made in the event of ordinary cash dividends with respect to the Common Stock.

(b) Subject to Section 10.3(d), in the event of a Change in Control, or any transaction or event described in Section 10.3(a), or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate and equitable in order to prevent dilution or enlargement of the benefits or potential

A-1-16

benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i) To provide for either the purchase of such Award for an amount of cash equal to the amount that could have been obtained upon the exercise, vesting or distribution of such Award, or realization of the Holder’s rights under such Award, had such Award been currently and fully exercisable or distributable for all of the shares subject thereto and had all of the shares subject to such Award been currently and fully vested or distributable and had any and all restrictions on such shares currently and fully terminated and lapsed;

(ii) To provide that such Award cannot be exercised on or after such Change in Control, transaction or event; provided, however, that, immediately prior to such Change in Control, transaction or event, (A) any such Award shall automatically become fully vested and exercisable for any and all of the shares at the time subject to such Award and shall be exercisable for any or all of those shares as fully-vested shares, and (B) any and all of the restricted shares granted or purchased pursuant to any Award shall automatically cease to be subject to any and all restrictions on such shares and such restrictions shall terminate and lapse;

(iii) To provide that such Award shall be exercisable, vested and/or distributable as to any and all shares covered thereby, notwithstanding anything to the contrary in Section 5.3 or 5.4 or the provisions of such Award;

(iv) To provide that such Award shall be assumed by the successor or survivor corporation (or a parent thereof), or shall be substituted for by comparable rights with respect to the capital stock of the successor or survivor corporation (or a parent thereof), with appropriate and equitable adjustments as to the number and kind of shares and prices;

(v) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to such Award; and

(vi) To provide that such restrictions imposed under such Award upon any and all shares purchased upon exercise of the Award, and any and all of shares granted or awarded pursuant to the Award, shall terminate and lapse.

(c) The Company shall provide all Holders, in the event of any Change in Control (other than a Change in Control described in Section 1.5(a) or (b)) or any other transaction or event described in Section 10.3(b), with:

(i) twenty (20) days’ prior written notice (or such lesser prior written notice as the Administrator determines, in its discretion, is appropriate or administratively practicable under the circumstances) of:

(A) any such Change in Control; and

(B) in the event of any such Change in Control or any other such transaction or event, the action, if any, which the Administrator intends to take under Section 10.3(b); provided that no notice shall be required under this subparagraph (B) if the Administrator does not intend to take any action under Section 10.3(b); and

(ii) an opportunity to exercise each outstanding Award held by such Holder, to the extent such Award is exercisable pursuant to the terms hereof or thereof, which exercise may be conditioned on the consummation of such Change in Control, transaction or event.

(d) No such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Award shall always be rounded to the next whole number.

(e) The existence of the Plan, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to

A-1-17

purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

10.4. Tax Withholding.  The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Holder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Award. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow such Holder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld or, to the extent allowed by applicable laws, elect to pay such sums through the delivery of a notice that Holder has placed a market sell order with a broker with respect to shares of Common Stock subject to issuance, vesting, or payment under such Award and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of such tax withholding. Notwithstanding any other provision of the Plan, the number of shares of Common Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Holder of such Award within six months after such shares of Common Stock were acquired by the Holder from the Company) in order to satisfy the Holder’s federal and state income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal and state tax income and payroll tax purposes that are applicable to such supplemental taxable income.

10.5. Loans.  The Administrator may, in its discretion, extend one or more loans to key Employees in connection with the exercise of an Award granted under the Plan, or the issuance of restricted Common Stock upon the exercise of an Option. The terms and conditions of any such loan shall be set by the Administrator. Notwithstanding the foregoing, no loan shall be made to an Employee, Consultant or Director under this Section 10.5 to the extent such loan shall result in an extension or maintenance of credit, an arrangement for the extension of credit, or a renewal of an extension of credit in the form of a personal loan to or for any Director or executive officer of the Company that is prohibited by Section 13(k) of the Exchange Act or other applicable law. In the event that the Administrator determines in its discretion that any loan under this Section 10.5 may be or will become prohibited by Section 13(k) of the Exchange Act or other applicable law, the Administrator may provide that such loan shall be immediately due and payable in full and may take any other action in connection with such loan as the Administrator determines in its discretion to be necessary or appropriate for the repayment, cancellation or extinguishment of such loan.

10.6. Effect of Plan upon Compensation Plans.  The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company (a) to establish any other forms of incentives or compensation for Employees, Consultants or Directors of the Company or any Subsidiary, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

10.7. Compliance with Laws.  The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

A-1-18

10.8. Stockholder Approval.  The Plan is effective on the date it is approved by the Board without regard to stockholder approval. The Company may, but is not required to, submit the Plan for stockholder approval.

10.9. Titles.  Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

10.10. Governing Law.  The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

* * *

A-1-19

FIRST AMENDMENT TO
THE 2004 STOCK OPTION, RESTRICTED STOCK AND DEFERRED STOCK UNIT PLAN OF LEAP WIRELESS INTERNATIONAL, INC.

THIS FIRST AMENDMENT TO the 2004 STOCK OPTION, RESTRICTED STOCK AND DEFERRED STOCK UNIT PLAN OF LEAP WIRELESS INTERNATIONAL, INC. (this “Amendment”), dated as of March 8, 2007, is made and adopted by LEAP WIRELESS INTERNATIONAL, INC., a Delaware corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Plan (as defined below).

RECITALS

WHEREAS, the Company has adopted The 2004 Stock Option, Restricted Stock and Deferred Stock Unit Plan of Leap Wireless International, Inc. (the “Plan”);

WHEREAS, the Company desires to amend the Plan as set forth below;

WHEREAS, pursuant to Section 10.2 of the Plan, the Plan may be amended by the Board of Directors of the Company; and

WHEREAS, the Board of Directors of the Company has approved this Amendment pursuant to resolutions adopted on March 8, 2007.

NOW, THEREFORE, in consideration of the foregoing, the Company hereby amends the Plan as follows:

1. Section 1.17 of the Plan is hereby amended to read as follows:

“Fair Market Value” of a share of Common Stock as of a given date shall be: (a) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on such date, or if shares were not traded on such date, then on the next preceding date on which a trade occurred, or (b) if the Common Stock is not publicly traded on an exchange but is quoted on an automated quotation system, the mean between the closing representative bid and asked prices for the Common Stock on such date as reported by such automated quotation system, or (c) if Common Stock is not publicly traded on an exchange, and not quoted on an automated quotation system, the fair market value of a share of Common Stock as established by the Administrator acting in good faith.

2. Section 10.3(a) of the Plan is hereby amended to read as follows:

(a) Subject to Section 10.3(d), in the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the Common Stock, then the Administrator shall equitably adjust any or all of the following in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award:

(i) The number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and the Award Limit);

(ii) The number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards; and

(iii) The grant or exercise price with respect to any Award;

provided, however, that no such adjustment shall be made in the event of ordinary cash dividends with respect to the Common Stock.

A-2-1

3. This Amendment shall be and is hereby incorporated in and forms a part of the Plan. All other terms and provisions of the Plan shall remain unchanged except as specifically modified herein. The Plan, as amended by this Amendment, is hereby ratified and confirmed.

I hereby certify that the foregoing Amendment was duly adopted by the Board of Directors of Leap Wireless International, Inc. on March 8, 2007.

By:	/s/ Robert J. Irving, Jr.
Name: Robert J. Irving, Jr.

Title:	Secretary

A-2-2

SECOND AMENDMENT TO
THE 2004 STOCK OPTION, RESTRICTED STOCK AND DEFERRED STOCK UNIT PLAN OF LEAP WIRELESS INTERNATIONAL, INC.

THIS SECOND AMENDMENT TO the 2004 STOCK OPTION, RESTRICTED STOCK AND DEFERRED STOCK UNIT PLAN OF LEAP WIRELESS INTERNATIONAL, INC. (this “Amendment”), dated as of March 8, 2007, is made and adopted by LEAP WIRELESS INTERNATIONAL, INC., a Delaware corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Plan (as defined below).

RECITALS

WHEREAS, the Company maintains The 2004 Stock Option, Restricted Stock and Deferred Stock Unit Plan of Leap Wireless International, Inc. (as amended to date, the “Plan”);

WHEREAS, the Company desires to amend the Plan as set forth below;

WHEREAS, pursuant to Section 10.2 of the Plan, the Plan may be amended by the Board of Directors of the Company; and

WHEREAS, the Board of Directors of the Company has approved this Amendment pursuant to resolutions adopted on March 8, 2007.

NOW, THEREFORE, in consideration of the foregoing, the Company hereby amends the Plan as follows:

3. Section 2.1(a) of the Plan is hereby amended to read as follows:

(a) The shares of stock subject to Awards shall be Common Stock, subject to adjustment as provided in Section 10.3. Subject to adjustment as provided in Section 10.3, the aggregate number of such shares which may be issued with respect to Awards granted under the Plan shall not exceed 8,300,000. The shares of Common Stock issuable with respect to such Awards may be either previously authorized but unissued shares or treasury shares.

2. This Amendment shall become effective upon the approval thereof by a majority of the votes cast by the Company’s stockholders voting at a meeting of the stockholders at which a quorum is present in person and/or by proxy. Upon such approval, this Amendment shall be and is hereby incorporated in and forms a part of the Plan. All other terms and provisions of the Plan shall remain unchanged except as specifically modified herein. The Plan, as amended by this Amendment, is hereby ratified and confirmed.

I hereby certify that the foregoing Amendment was duly adopted by the Board of Directors of Leap Wireless International, Inc. on March 8, 2007.

By:	/s/ Robert J. Irving, Jr.
Name: Robert J. Irving, Jr.

Title:	Secretary

A-3-1

APPENDIX B

LEAP WIRELESS INTERNATIONAL, INC.
EXECUTIVE INCENTIVE BONUS PLAN

The Leap Wireless International, Inc. Executive Incentive Bonus Plan (the “Plan”) is designed to motivate and reward certain executive officers of Leap Wireless International, Inc., a Delaware corporation (the “Company”), and its Subsidiaries (as defined below) to produce results that increase stockholder value and to encourage individual and corporate performance that helps the Company achieve both short and long-term corporate objectives.

The Board of Directors of the Company (the “Board”) has adopted this Plan, effective with respect to bonus awards for periods beginning on or after January 1, 2007, subject to approval of the Plan by the stockholders of the Company.

ARTICLE I.

Certain Definitions

Section 1.1 — Base Compensation.  “Base Compensation” of a Participant for a Plan Year, or portion of a Plan Year, shall mean the Participant’s regular base salary, excluding bonuses, expense reimbursements, moving expenses, fringe benefits, stock options, restricted stock and other stock based awards, and other payments which are not considered part of regular base salary, payable during such Plan Year or such portion of the Plan Year, determined prior to any reduction under a plan subject to Section 125 or 401(k) of the Code or any deferral under a non-qualified deferred compensation plan.

Section 1.2 — Code.  “Code” shall mean the Internal Revenue Code of 1986, as amended.

Section 1.3 — Committee.  “Committee” shall mean the Compensation Committee of the Board, or such other committee as may be appointed by the Board consisting solely of two or more Directors, each of whom qualifies as an “outside director” for purposes of Section 162(m) of the Code.

Section 1.4 — Common Stock.  “Common Stock” shall mean the common stock, par value $.0001 per share, of the Company.

Section 1.5 — Director.  “Director” shall mean a member of the Board.

Section 1.6 — Eligible Individual.  “Eligible Individual” shall mean any Senior Vice President or more senior officer of the Company or any Subsidiary.

Section 1.7 — Fair Market Value.  “Fair Market Value” shall have the meaning given to such term in the Stock Option, Restricted Stock and Deferred Stock Unit Plan.

Section 1.8 — Participant.  “Participant” shall mean any Eligible Individual selected by the Committee to receive a bonus award under the Plan.

Section 1.9 — Performance Period.  “Performance Period” shall mean the period of time specified by the Committee for which the achievement of a Performance Goal (as defined below) shall be determined. The “Performance Period” with respect to a Performance Goal may be a Plan Year, or one or more fiscal quarters of a Plan Year.

Section 1.10 — Plan Year.  A “Plan Year” shall be the fiscal year of the Company, including the fiscal year ending December 31, 2007.

Section 1.11 — Stock Option, Restricted Stock and Deferred Stock Unit Plan.  “Stock Option, Restricted Stock and Deferred Stock Unit Plan” shall mean the 2004 Stock Option, Restricted Stock and Deferred Stock Unit Plan of Leap Wireless International, Inc., as amended from time to time.

Section 1.12 — Subsidiary.  “Subsidiary” shall mean any “subsidiary corporation,” as defined in Section 424(f) of the Code, of the Company.

ARTICLE II.

Bonus Awards

Section 2.1 — Participants; Bonus Awards.  The Committee may, in its discretion, grant bonus awards (“Bonus Award”) under the Plan with regard to any specified Performance Period to one or more of the Eligible Individuals. At the time a Bonus Award is granted pursuant to this Section 2.1, the Committee shall specify a bonus amount (“Bonus Amount”) to be paid upon the achievement of the Performance Goals established in accordance Section 2.2, which Bonus Amount may be a specific dollar amount, or a specified percentage of the Participant’s Base Compensation for the Performance Period, subject to Section 2.4.

Section 2.2 — Performance Goals.

(a) For each Performance Period with regard to which one or more Eligible Individuals is selected by the Committee to receive a Bonus Award under the Plan, the Committee shall establish in writing one or more objectively determinable performance goals (“Performance Goals”) for such Bonus Award, based upon one or more of the following business criteria, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to the results of a peer group:

•	revenue;

•	sales;

•	cash flow;

•	earnings (including earnings before any one or more of the following: (i) interest, (ii) taxes, (iii) depreciation, and (iv) amortization);

•	earnings (including earnings before any one or more of the following: (i) interest, (ii) taxes, (iii) depreciation, and (iv) amortization) per share of Common Stock;

•	operating income (including operating income before any one or more of the following: (i) depreciation and (ii) amortization);

•	operating income (including operating income before any one or more of the following: (i) depreciation and (ii) amortization) per share of Common Stock;

•	return on equity;

•	total stockholder return;

•	return on capital;

•	return on assets or net assets;

•	income or net income;

•	operating profit or net operating profit;

•	operating margin;

•	cost reductions or savings;

•	end of period customers, or change in customers across a period;

•	working capital;

•	market share; and

•	Fair Market Value per share of Common Stock.

(b) With respect to any Bonus Award which the Committee determines should constitute qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code and the Treasury Regulations thereunder, the applicable Performance Goals specified pursuant to Section 2.2 (including any adjustments specified pursuant to Section 2.3) shall be established in writing no later than the ninetieth day following the commencement of the period of service to which the Performance Goals relate; provided, however, that in no event shall the Performance Goals be established after 25% of the period of service (as scheduled in good faith at the time the Performance Goals are established) has elapsed. The achievement of any Performance Goals established by the Committee shall be substantially uncertain at the time such Performance Goals are established in writing.

(c) Depending on the business criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance, Subsidiary performance or the performance of a division or business unit of the Company and/or the Subsidiaries. The Committee may, in its discretion, specify different Performance Goals for each Bonus Award granted under the Plan. The Committee shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of determining whether and to what extent the specified Performance Goal has been achieved for the Performance Period; provided, however, that, subject to Section 2.3, the achievement of each Performance Goal shall be determined in accordance with United States generally accepted accounting principles (“GAAP”) to the extent applicable.

Section 2.3 — Adjustments to Performance Components.  For each Bonus Award granted under the Plan, the Committee may, in its discretion, at the time of grant, specify in the Bonus Award that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals established under Section 2.2. Such adjustments may include or exclude one or more of the following:

•	items related to a change in accounting principle;

•	items related to financing activities;

•	expenses for restructuring or productivity initiatives;

•	other non-operating items;

•	items related to acquisitions;

•	items attributable to the business operations of any entity acquired by the Company during the Plan Year;

•	items related to dispositions;

•	items that relate to the launch of one or more new markets or the disposition of one or more markets;

•	items related to discontinued operations that do not qualify as a segment of a business under GAAP;

•	items related to gain or loss on sale of wireless licenses and/or operating assets;

•	items related to impairment of indefinite-lived intangible assets;

•	items related to impairment of long-lived assets and related charges; and

•	share-based compensation expense.

The amount of any objectively determinable adjustment made pursuant to this Section 2.3 shall be determined in accordance with GAAP to the extent applicable.

Section 2.4 — Award Limit.  The maximum aggregate amount of all bonus awards granted to a Participant under this Plan with regard to any Plan Year shall not exceed $1,500.000.

Section 2.5 — Other Incentive Awards.  The Plan shall not be the exclusive means for the Committee to award incentive compensation to Participants. No employee of the Company or any Subsidiary has a guaranteed right to any discretionary bonus as a substitute for a bonus award under this Plan in the event that Performance Goals are not met or that the Company’s stockholders fail to approve or reapprove the Plan.

ARTICLE III.

Payment of Bonus Award

Section 3.1 — Form of Payment.  Each Participant’s Bonus Award shall be paid in cash, subject to any applicable tax or other withholding.

Section 3.2 — Certification; Timing of Payment.

(a) Prior to the payment of any Bonus Award, the Committee shall certify in writing the level of performance attained (relative to the applicable Performance Goals determined pursuant to Section 2.2 (including any adjustments under Section 2.3)) for the Performance Period to which such Bonus Award relates.

(b) Bonus Award payments shall be made following the close of the Performance Period as soon as practicable after the review and certification by the Committee of the applicable performance upon which the Bonus Award payment is based.

(c) Bonus Award payments are not intended to constitute a deferral of compensation subject to Section 409A of the Code and are intended to satisfy the “short-term deferral” exemption under the Treasury Regulations pursuant to Section 409A of the Code. Subject to subsection 3.2(b), and to the extent necessary to cause the Bonus Award to satisfy the “short-term deferral” exemption under the Treasury Regulations pursuant to Section 409A of the Code, a Bonus Award payment shall be made not later than the later of (i) the fifteenth day of the third month following the Participant’s first taxable year in which the Bonus Amount is no longer subject to a substantial risk of forfeiture, or (ii) the fifteenth day of the third month following the Company’s first taxable year in which the Bonus Award is no longer subject to a substantial risk of forfeiture.

Section 3.3 — Negative Discretion.  The Committee may, in its discretion, reduce or eliminate the Bonus Amount otherwise payable to any Participant under a Bonus Award. Any such reduction or elimination may be made based on such objective or subjective determinations as the Committee determines appropriate.

Section 3.4 — Terminations.  If a Participant’s employment with the Company and the Subsidiaries is terminated for any reason other than death or disability prior to payment of any Bonus Award, all of the Participant’s rights under the Plan shall terminate and the Participant shall not have any right to receive any further payments with respect to any Bonus Award granted under the Plan. The Committee may, in its discretion, determine what portion, if any, of the Participant’s Bonus Award under the Plan shall be paid if the Participant’s employment has been terminated by reason of death or disability.

ARTICLE IV.

Administration

Section 4.1 — Committee.

(a) The Committee shall consist solely of two or more Directors appointed by and holding office at the pleasure of the Board, each of whom constitutes an “outside director” within the meaning of Section 162(m)(4)(C) of the Code and the Treasury Regulations thereunder.

(b) Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee shall be filled by the Board.

Section 4.2 — Duties and Powers of Committee.  It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan, and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan, except with respect to matters which under Section 162(m) of the Code are required to be determined in the sole and absolute discretion of the Committee.

Section 4.3 — Determinations of the Committee or the Board.  All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Participants, the Company and all other interested persons. No members of the Committee or the Board shall be personally liable for any action, inaction, determination or interpretation made in good faith with respect to the Plan or any Bonus Award, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

Section 4.4 — Majority Rule; Unanimous Written Consent.  The Committee shall act by a majority of its members in office. The Committee may act either by majority vote at a meeting or by a memorandum or other written instrument signed by all of the members of the Committee.

ARTICLE V.

Other Provisions

Section 5.1 — Qualified Performance Based Compensation.  The Committee may, in its discretion, determine whether a Bonus Award should qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code and the Treasury Regulations thereunder and may take such actions as it may deem necessary to ensure that such Bonus Award will so qualify.

Section 5.2 — Amendment, Suspension or Termination of the Plan.  This Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, with respect to Bonus Awards which the Committee determines should constitute qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code and the Treasury Regulations thereunder, no action of the Board or the Committee may modify the Performance Goals (or adjustments) applicable to any outstanding Bonus Award, to the extent such modification would cause the Bonus Award to fail to constitute qualified performance-based compensation.

Section 5.3 — Effective Date.  This Plan shall be effective upon approval by the Board (the “Plan Effective Date”), subject to stockholder approval. The Committee may grant Bonus Awards under the Plan at any time on or after the Plan Effective Date; provided, however, that no Bonus Award payment shall be made prior to the approval of the Plan in accordance with Section 5.4.

Section 5.4 — Approval of Plan by Stockholders.

(a) This Plan shall be submitted for the approval of the Company’s stockholders at the annual meeting of stockholders to be held in 2007. In the event that this Plan is not so approved, this Plan shall cease to be effective and no payment shall be made with respect to any Bonus Award granted under the Plan.

(b) This Plan shall be subject to reapproval by the stockholders of the Company not later than the first stockholder meeting that occurs in the fifth year following the year in which the stockholders last approved this Plan, as required under the Treasury Regulations pursuant to Section 162(m) of the Code. In the event that this Plan is not so reapproved, no further Bonus Awards shall be granted under this Plan on or after the date of such stockholder meeting and any outstanding Bonus Award shall be paid in accordance with the terms and conditions of this Plan and such Bonus Award.

Section 5.5 — Tax Withholding.  The Company shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes required by law to be withheld with respect to any taxable event concerning a Participant arising in connection with a Bonus Award granted under this Plan.

Section 5.6  — Miscellaneous.

(a) In no event shall the Company be obligated to pay to any Participant a Bonus Award for a Performance Period by reason of the Company’s payment of a Bonus Award to such Participant in any other Performance Period.

(b) The rights of Participants under the Plan shall be unfunded and unsecured. Amounts payable under the Plan are not and will not be transferred into a trust or otherwise set aside. Neither the Company nor any Subsidiary shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Bonus Award under the Plan.

(c) The Company intends that certain Bonus Awards payable under the Plan shall satisfy and shall be interpreted in a manner that satisfies any applicable requirements as qualified “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code and the Treasury Regulations thereunder. To the extent Bonus Awards under the Plan are intended to qualify as “performance-based compensation,” within the meaning of Section 162(m)(4)(C) of the Code and the Treasury Regulations thereunder, any provision, application or interpretation of the Plan that is inconsistent with this intent shall be disregarded with respect to Bonus Awards intended to qualify as “performance-based compensation,” within the meaning of Section 162(m)(4)(C) of the Code.

(d) Nothing contained herein shall be construed as a contract of employment or deemed to give any Participant the right to be retained in the employ of the Company or any Subsidiary, or to interfere with the rights of the Company or any Subsidiary to discharge any individual at any time, with or without cause, for any reason or no reason, and with or without notice except as may be otherwise agreed in writing.

(e) No rights of any Participant to payments of any amounts under the Plan shall be sold, exchanged, transferred, assigned, pledged, hypothecated or otherwise disposed of other than by will or by laws of descent and distribution, and any such purported sale, exchange, transfer, assignment, pledge, hypothecation or disposition shall be void.

(f) Any provision of the Plan that is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of the Plan.

(g) The Plan and the rights and obligations of the parties to the Plan shall be governed by, and construed and interpreted in accordance with, the law of the State of California (without regard to principles of conflicts of law).

* * *

LEAP WIRELESS INTERNATIONAL, INC.

/s/ ROBERT J. IRVING, JR.
By: Robert J. Irving, Jr., Senior Vice President,
  General Counsel and Secretary

APPENDIX C
FINANCIAL INFORMATION

The following is certain financial information of Leap that was originally filed with the Securities and Exchange Commission (“SEC”) on March 1, 2007 as part of its Annual Report on Form 10-K for the fiscal year ended December 31, 2006 (the “2006 Form 10-K”) and as part of its Current Report on Form 8-K dated March 23, 2007 filed with the SEC on March 23, 2007. Leap has not undertaken any updates or revisions to such information since the respective date it was originally filed with the SEC. You are encouraged to review such financial information together with subsequent information filed by Leap with the SEC and other publicly available information.

A copy of the 2006 Form 10-K, excluding exhibits, may be obtained by stockholders without charge by written request addressed to Leap Wireless International, Inc., Attn. Investor Relations, 10307 Pacific Center Court, San Diego, California 92121. The exhibits to the 2006 Form 10-K are available upon payment of charges that approximate our cost of reproduction.

Market Price of and Dividends on the Company’s Common Stock and Related Stockholder Matters

Our common stock traded on the OTC Bulletin Board until August 16, 2004 under the symbol “LWINQ.” When we emerged from our Chapter 11 proceedings on August 16, 2004, all of our formerly outstanding common stock was cancelled in accordance with our plan of reorganization and our former common stockholders ceased to have any ownership interest in us. The new shares of our common stock issued under our plan of reorganization traded on the OTC Bulletin Board under the symbol “LEAP.” Commencing on June 29, 2005, our common stock became listed for trading on the NASDAQ National Market (now known as the NASDAQ Global Market) under the symbol “LEAP.” Commencing on July 1, 2006, our common stock became listed for trading on the NASDAQ Global Select Market, also under the symbol “LEAP.”

The following table sets forth the high and low prices per share of our common stock for the quarterly periods indicated, which correspond to our quarterly fiscal periods for financial reporting purposes. From January 1, 2005 through June 28, 2005, prices for our common stock are bid quotations on the OTC Bulletin Board. Over-the-counter market quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not necessarily represent actual transactions. From June 29, 2005 through June 30, 2006, prices for our common stock are sales prices on the NASDAQ National Market. On and after July 1, 2006, prices for our common stock are sales prices on the NASDAQ Global Select Market.

	High($)	Low($)

Calendar Year — 2005
First Quarter	29.87	25.01
Second Quarter	28.90	23.00
Third Quarter	37.47	25.87
Fourth Quarter	39.45	31.15
Calendar Year — 2006
First Quarter	43.89	34.87
Second Quarter	47.41	39.84
Third Quarter	48.18	40.87
Fourth Quarter	61.37	47.26

On March 29, 2007, the last reported sale price of Leap’s common stock on the NASDAQ Global Select Market was $66.21 per share. As of March 20, 2007, there were 68,042,429 shares of common stock outstanding held by approximately 198 holders of record.

Dividends

Leap has never paid or declared any cash dividends on its common stock and we do not anticipate paying any cash dividends on our common stock in the foreseeable future. The terms of our amended and restated senior secured credit agreement entered into in June 2006 and the indenture governing our unsecured senior notes entered into in October 2006 restrict our ability to declare or pay dividends. We intend to retain future earnings, if any, to fund our growth. Any future payment of dividends to our stockholders will depend on decisions that will be made by our board of directors and will depend on then existing conditions, including our financial condition, contractual restrictions, capital requirements and business prospects.

Selected Consolidated Financial Data

The following selected financial data were derived from our audited consolidated financial statements. These tables should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Financial Statements and Supplementary Data” below. References in these tables to “Predecessor Company” refer to the Company on or prior to July 31, 2004. References to “Successor Company” refer to the Company after July 31, 2004, after giving effect to the implementation of fresh-start reporting. The financial statements of the Successor Company are not comparable in many respects to the financial statements of the Predecessor Company because of the effects of the consummation of our plan of reorganization as well as the adjustments for fresh-start reporting. For a description of fresh-start reporting, see Note 2 to the consolidated financial statements included in this appendix.

	Successor Company			Predecessor Company
			Five Months	Seven Months
			Ended	Ended
	Year Ended December 31,		December 31,	July 31,	Year Ended December 31,
	2006	2005	2004	2004	2003	2002

Statement of Operations Data:
Revenues	$1,136,700	$914,663	$344,360	$481,647	$751,296	$618,475

Operating income (loss)	43,824	69,819	10,438	(40,600)	(360,375)	(454,100)

Income (loss) before reorganization items, income taxes and cumulative effect of change in accounting principle	4,339	51,117	(4,461)	(45,088)	(443,143)	(640,978)
Reorganization items, net	—	—	—	962,444	(146,242)	—
Income tax expense	(9,101)	(21,151)	(3,930)	(4,166)	(8,052)	(23,821)

Income (loss) before cumulative effect of change in accounting principle	(4,762)	29,966	(8,391)	913,190	(597,437)	(664,799)
Cumulative effect of change in accounting principle	623	—	—	—	—	—

Net income (loss)	$(4,139)	$29,966	$(8,391)	$913,190	$(597,437)	$(664,799)

Net income (loss) per share:
Basic net income (loss) per share:
Income (loss) before cumulative effect of change in accounting principle	$(0.08)	$0.50	$(0.14)	$15.58	$(10.19)	$(14.91)
Cumulative effect of change in accounting principle	0.01	—	—	—	—	—

Basic net income (loss) per share(1)	$(0.07)	$0.50	$(0.14)	$15.58	$(10.19)	$(14.91)

Diluted net income (loss) per share:
Income (loss) before cumulative effect of change in accounting principle	$(0.08)	$0.49	$(0.14)	$15.58	$(10.19)	$(14.91)
Cumulative effect of change in accounting principle	0.01	—	—	—	—	—

Diluted net income (loss) per share(1)	$(0.07)	$0.49	$(0.14)	$15.58	$(10.19)	$(14.91)

Shares used in per share calculations:(1)
Basic	61,645	60,135	60,000	58,623	58,604	44,591

Diluted	61,645	61,003	60,000	58,623	58,604	44,591

	As of December 31,
	Successor Company			Predecessor Company
	2006	2005	2004	2003	2002

Balance Sheet Data:
Cash and cash equivalents	$374,939	$293,073	$141,141	$84,070	$100,860
Working capital (deficit)(2)	198,501	240,862	145,762	(2,254,809)	(2,144,420)
Restricted cash, cash equivalents and short-term investments	13,581	13,759	31,427	55,954	25,922
Total assets	4,092,968	2,506,318	2,220,887	1,756,843	2,163,702
Long-term debt(2)	1,676,500	588,333	371,355	—	—
Total stockholders’ equity (deficit)	1,789,001	1,514,357	1,470,056	(893,356)	(296,786)

(1)	Refer to Notes 2 and 5 to the consolidated financial statements included in Item 8 of this report for an explanation of the calculation of basic and diluted net income (loss) per common share.

(2)	We have presented the principal and interest balances related to our outstanding debt obligations as current liabilities in the consolidated balance sheets as of December 31, 2003 and 2002, as a result of the then existing defaults under the underlying agreements.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The following information should be read in conjunction with the audited consolidated financial statements and notes thereto included herein.

Overview

We are a wireless communications carrier that offers digital wireless service in the U.S. under the “Cricket®” and “Jumptm Mobile” brands. Our Cricket service offers customers unlimited wireless service in their Cricket service area for a flat monthly rate without requiring a fixed-term contract or credit check. Our Jump Mobile service offers customers a per-minute prepaid service. Cricket and Jump Mobile services are also offered in certain markets by Alaska Native Broadband 1 License, LLC, or ANB 1 License, and by LCW Wireless Operations, LLC, or LCW Operations, both of which are designated entities. Cricket owns an indirect 75% non-controlling interest in ANB 1 License through a 75% non-controlling interest in Alaska Native Broadband 1 LLC, or ANB 1. In January 2007, Alaska Native Broadband, LLC exercised its option to sell its entire 25% controlling interest in ANB 1 to Cricket. The FCC has approved the application to transfer control of ANB 1 License to Cricket and we expect to close the sale transaction in the near future. Cricket also owns an indirect 73.3% non-controlling interest in LCW Operations through a 73.3% non-controlling interest in LCW Wireless, LLC, or LCW Wireless, and an 82.5% non-controlling interest in Denali Spectrum, LLC, or Denali, which participated in Auction #66 as a designated entity through its wholly owned subsidiary, Denali Spectrum License, LLC, or Denali License.

At December 31, 2006, Cricket and Jump Mobile services were offered in 22 states in the U.S. and had approximately 2,230,000 customers. As of December 31, 2006, we, ANB 1 License and LCW Operations owned wireless licenses covering a total of 137.1 million potential customers, or POPs, in the aggregate, and our network in our operating markets covered approximately 48 million POPs. We are currently building out and launching additional markets. We anticipate that our combined network footprint will cover approximately 50 million POPs by mid-2007.

We participated as a bidder in Auction #66, both directly and as an investor in Denali License. In Auction #66, we purchased 99 wireless licenses covering 123.1 million POPs (adjusted to eliminate duplication among certain overlapping Auction #66 licenses) for an aggregate purchase price of $710.2 million, and Denali License was named the winning bidder for one wireless license covering 59.8 million POPs (which includes markets covering 5.7 million POPs which overlap with certain licenses we purchased in Auction #66) for a net purchase price of $274.1 million. We anticipate that these licenses will provide the opportunity to substantially enhance our coverage area and allow us and Denali License to launch Cricket service in numerous new markets in multiple construction phases over time. Moreover, the licenses we purchased, together with licenses we currently own, provide 20MHz coverage and the opportunity to offer enhanced data services in almost all markets that we currently operate or are building out. If Denali License was to make available to us certain spectrum for which it was the winning bidder in Auction #66, we would have 20MHz coverage in all markets in which we currently operate or are building out. The post-Auction grant of the license to Denali License remains subject to FCC approval, and we cannot assure you that the FCC will award this license to Denali License. Assuming the FCC approves the post-Auction grant of this license, our spectrum portfolio, together with that of ANB 1 License, LCW Operations and Denali License (all of which entities or their affiliates currently offer or are expected to offer Cricket service), will consist of approximately 184.2 million POPs (adjusted to eliminate duplication of overlapping licenses among these entities).

Our most popular service plan offers customers unlimited local and U.S. long distance service from their Cricket service area combined with unlimited use of multiple calling features and messaging services, generally for a flat rate of $45 per month. We also offer a basic service plan which allows customers to make unlimited calls within their Cricket service area and receive unlimited calls from any area, generally for $35 per month, and an intermediate service plan which also includes unlimited U.S. long distance service, generally for $40 per month.

During 2006, we introduced a higher value plan which offers customers unlimited mobile web access and coverage in all markets in which Cricket service is offered, in addition to the features offered by our other plans, generally for $50 per month. Our per-minute prepaid service, Jump Mobile, brings Cricket’s attractive value proposition to customers who prefer to actively control their wireless usage and to allow us to better target the urban youth market. We expect to continue to broaden our data product and service offerings in 2007 and beyond.

We believe that our business model is scalable and can be expanded successfully into adjacent and new markets because we offer a differentiated service and an attractive value proposition to our customers at costs significantly lower than most of our competitors. For example:

•	In July 2006, we acquired a non-controlling membership interest in LCW Wireless, which held a license for the Portland, Oregon market and to which we contributed, among other things, our existing Eugene and Salem, Oregon markets to create a new Oregon cluster of licenses covering 3.2 million POPs.

•	In August 2006, we exchanged our wireless license in Grand Rapids, Michigan for a wireless license in Rochester, New York to form a new market cluster with our existing Buffalo and Syracuse markets in upstate New York. These three licenses cover 3.1 million POPs.

•	In September 2006, Denali License was named the winning bidder for one wireless license covering 59.8 million POPs (which includes markets covering 5.7 million POPs which overlap with certain licenses we purchased in Auction #66). The post-Auction grant of the license for which Denali License was named the winning bidder remains subject to FCC approval, and we cannot assure you that the FCC will award this license to Denali License.

•	In November 2006, we completed the purchase of 13 wireless licenses in North Carolina and South Carolina for an aggregate purchase price of $31.8 million. These licenses cover 5.0 million POPs.

•	In December 2006, we purchased 99 wireless licenses in Auction #66 covering 123.1 million POPs (adjusted to eliminate duplication among certain overlapping Auction #66 licenses). The use of the licenses that we acquired or that Denali License might acquire in Auction #66 may be affected by the requirements to clear the spectrum of existing U.S. government and other private sector wireless operations, some of which are permitted to continue for several years.

•	We, ANB 1 License and LCW Operations launched 14 markets in 2006, and we currently expect to launch Cricket service covering approximately 3.0 million new covered POPs in Rochester, NY and areas in North Carolina and South Carolina during 2007.

We continue to seek additional opportunities to enhance our current market clusters and expand into new geographic markets by participating in FCC spectrum auctions (including the recently concluded Auction #66), by acquiring spectrum and related assets from third parties, or by participating in new partnerships or joint ventures.

Any large scale construction projects for the build-out of our new markets will require significant capital expenditures and may suffer cost overruns. In addition, we will experience higher operating expenses as we build out and after we launch our service in new markets. Any significant capital expenditures or increased operating expenses, including in connection with the build-out and launch of markets for any of the licenses that we acquired in Auction #66 or that Denali License may acquire in Auction #66, would negatively impact our earnings, operating income before depreciation and amortization, or OIBDA, and free cash flow for the periods in which we incur such capital expenditures and increased operating expenses.

Of the wireless licenses we purchased and for which Denali License was named the winning bidder in Auction #66, licenses covering approximately 65 million POPs constitute additional spectrum overlaying areas where we, ANB 1 License or LCW Operations already have existing licenses. We expect that we and Denali License (which we expect will offer Cricket service) will build out and launch Cricket service in new markets covered by Auction #66 licenses in multiple construction phases over time. We currently expect that the first phase of construction for Auction #66 licenses that we and Denali License intend to build out will cover approximately 24 million POPs. We currently expect that the aggregate capital expenditures for this first phase of construction will be less than $28.00 per covered POP. We also currently expect that the build-outs for this first phase of construction will commence in 2007 and will be substantially completed by the end of 2009. We generally build out our Cricket network in local population centers of metropolitan communities serving the areas where our customers live, work and play. Some of the Auction #66 licenses we purchased and for which Denali License was named the winning bidder include large regional areas covering both rural and metropolitan communities. Based on our preliminary analysis of the Auction #66 licenses we purchased and for which Denali License was named the winning bidder that are located in new markets, we believe that a significant portion of the POPs included within such new licenses may not be well-suited for Cricket service. Therefore, among other things, we may seek to partner with others, sell spectrum or pursue alternative products or services to utilize or benefit from the spectrum not otherwise used for Cricket service.

Our principal sources of liquidity are our existing unrestricted cash, cash equivalents and short-term investments, cash generated from operations, and cash available from borrowings under our $200 million revolving credit facility (which was undrawn at December 31, 2006). From time to time, we may also generate additional liquidity through the sale of assets that are not material to or are not required for the ongoing operation of our business. See “— Liquidity and Capital Resources” below.

Critical Accounting Policies and Estimates

Our discussion and analysis of our results of operations and liquidity and capital resources are based on our consolidated financial statements which have been prepared in accordance with accounting principles generally accepted in the United States of America. These principles require us to make estimates and judgments that affect our reported amounts of assets and liabilities, our disclosure of contingent assets and liabilities, and our reported amounts of revenues and expenses. On an ongoing basis, we evaluate our estimates and judgments, including those related to revenue recognition and the valuation of deferred tax assets, long-lived assets and indefinite-lived intangible assets. We base our estimates on historical and anticipated results and trends and on various other assumptions that we believe are reasonable under the circumstances, including assumptions as to future events. These estimates form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. By their nature, estimates are subject to an inherent degree of uncertainty. Actual results may differ from our estimates.

We believe that the following critical accounting policies and estimates involve a higher degree of judgment and complexity than others used in the preparation of our consolidated financial statements.

Principles of Consolidation

The consolidated financial statements include the accounts of Leap and its wholly owned subsidiaries as well as the accounts of ANB 1, LCW Wireless and Denali and their wholly owned subsidiaries. We consolidate our interests in ANB 1, LCW Wireless and Denali in accordance with FASB Interpretation No. 46-R, “Consolidation of Variable Interest Entities,” because these entities are variable interest entities and we will absorb a majority of their expected losses. All significant intercompany accounts and transactions have been eliminated in the consolidated financial statements.

Revenues

Cricket’s business revenues principally arise from the sale of wireless services, handsets and accessories. Wireless services are generally provided on a month-to-month basis. Cricket service offers customers unlimited wireless service in their Cricket service area for a flat monthly rate, and Jump Mobile service offers customers a per-minute prepaid service. We do not require any of our customers to sign fixed-term service commitments or submit to a credit check, and therefore some of our customers may be more likely to terminate service for inability to pay than the customers of other wireless providers. Amounts received in advance for wireless services from customers who pay in advance of their billing cycle are initially recorded as deferred revenues and are recognized as service revenues as services are rendered. Service revenues for customers who pay in arrears are recognized only after the service has been rendered and payment has been received. Starting in May 2006, all new and reactivating customers are required to pay for their service in advance.

Equipment revenues arise from the sale of handsets and accessories. Revenues and related costs from the sale of handsets are recognized when service is activated by customers. Revenues and related costs from the sale of accessories are recognized at the point of sale. The costs of handsets and accessories sold are recorded in cost of equipment. Sales of handsets to third-party dealers and distributors are recognized as equipment revenues when service is activated by customers, as we are currently unable to reliably estimate the level of price reductions ultimately available to such dealers and distributors until the handsets are sold through to customers. Handsets sold to third-party dealers and distributors are recorded as inventory until they are sold to and activated by customers.

Sales incentives offered without charge to customers and volume-based incentives paid to our third-party dealers and distributors are recognized as a reduction of revenue and as a liability when the related service or equipment revenue is recognized. Customers have limited rights to return handsets and accessories based on time and/or usage. Customer returns of handsets and accessories have historically been insignificant.

Costs and Expenses

Our costs and expenses include:

Cost of Service.  The major components of cost of service are: charges from other communications companies for long distance, roaming and content download services provided to our customers; charges from other communications companies for their transport and termination of calls originated by our customers and destined for customers of other networks; and expenses for tower and network facility rent, engineering operations, field technicians and related utility and maintenance charges, and salary and overhead charges associated with these functions.

Cost of Equipment.  Cost of equipment primarily includes the cost of handsets and accessories purchased from third-party vendors and resold to our customers in connection with our services, as well as lower-of-cost-or-market write-downs associated with excess and damaged handsets and accessories.

Selling and Marketing.  Selling and marketing expenses primarily include advertising, promotional and public relations costs associated with acquiring new customers, store operating costs such as retail associates’ salaries and rent, and overhead charges associated with selling and marketing functions.

General and Administrative.  General and administrative expenses primarily include call center and other customer care program costs and salary and overhead costs associated with our customer care, billing, information technology, finance, human resources, accounting, legal and executive functions.

Depreciation and Amortization.  Depreciation of property and equipment is applied using the straight-line method over the estimated useful lives of our assets once the assets are placed in service. The following table summarizes the depreciable lives (in years):

Depreciable
Life

Network equipment:
Switches	10
Switch power equipment	15
Cell site equipment, and site acquisitions and improvements	7
Towers	15
Antennae	3
Computer hardware and software	3-5
Furniture, fixtures, retail and office equipment	3-7

Amortization of intangible assets is applied using the straight-line method over the estimated useful lives of four years for customer relationships and fourteen years for trademarks.

Wireless Licenses

Wireless licenses are initially recorded at cost and are not amortized. Wireless licenses are considered to be indefinite-lived intangible assets because we expect to continue to provide wireless service using the relevant licenses for the foreseeable future, and wireless licenses may be renewed every ten to fifteen years for a nominal fee. Wireless licenses to be disposed of by sale are carried at the lower of carrying value or fair value less costs to sell.

Goodwill and Other Intangible Assets

Goodwill represents the excess of reorganization value over the fair value of identified tangible and intangible assets recorded in connection with fresh-start reporting as of July 31, 2004. Other intangible assets were recorded upon adoption of fresh-start reporting and consist of customer relationships and trademarks which are being amortized on a straight-line basis over their estimated useful lives of four and fourteen years, respectively.

Impairment of Long-Lived Assets

We assess potential impairments to our long-lived assets, including property and equipment and certain intangible assets, when there is evidence that events or changes in circumstances indicate that the carrying value may not be recoverable. An impairment loss may be required to be recognized when the undiscounted cash flows expected to be generated by a long-lived asset (or group of such assets) is less than its carrying value. Any required impairment loss would be measured as the amount by which the asset’s carrying value exceeds its fair value and would be recorded as a reduction in the carrying value of the related asset and charged to results of operations.

Impairment of Indefinite-Lived Intangible Assets

We assess potential impairments to our indefinite-lived intangible assets, including goodwill and wireless licenses, annually and when there is evidence that events or changes in circumstances indicate that an impairment condition may exist. Our wireless licenses in our operating markets are combined into a single unit of accounting for purposes of testing impairment because management believes that these wireless licenses as a group represent the highest and best use of the assets, and the value of the wireless licenses would not be significantly impacted by a sale of one or a portion of the wireless licenses, among other factors. The Company’s non-operating wireless licenses are tested for impairment on an individual basis. For its indefinite-lived intangible assets and wireless licenses, an impairment loss is recognized when the fair value of the asset is less than its carrying value and is measured as the amount by which the asset’s carrying value exceeds its fair value. The goodwill impairment test is a two step process. First, the book value of the Company’s net assets, which are combined into a single reporting unit for purposes of impairment testing, are compared to the fair value of the Company’s net assets. If the fair value is determined to be less than book value, a second step is performed to compute the amount of impairment. Any required impairment losses are recorded as a reduction in the carrying value of the related asset and charged to results of operations. We conduct our annual tests for impairment during the third quarter of each year. Estimates of the fair value of our wireless licenses are based primarily on available market prices, including selling prices observed in wireless license transactions and successful bid prices in FCC auctions.

Share-Based Compensation

Effective January 1, 2006, we began accounting for share-based awards exchanged for employee services in accordance with Statement of Financial Accounting Standards No. 123R (SFAS 123R), “Share-Based Payment.” Under SFAS 123R, share-based compensation cost is measured at the grant date, based on the estimated fair value of the award, and is recognized as expense over the employee’s requisite service period. Prior to 2006, we recognized compensation expense for employee share-based awards based on their intrinsic value on the grant date pursuant to Accounting Principles Board Opinion No. 25 (APB 25), “Accounting for Stock Issued to Employees,” and provided the required pro forma disclosures of SFAS 123, “Accounting for Stock-Based Compensation.”

We adopted SFAS 123R using the modified prospective approach under SFAS 123R and, as a result, have not retroactively adjusted results from prior periods. The valuation provisions of SFAS 123R apply to new awards and to awards that are outstanding on the effective date and subsequently modified or cancelled. Compensation expense, net of estimated forfeitures, for awards outstanding at the effective date is recognized over the remaining service period using the compensation cost calculated for pro forma disclosure purposes in prior periods.

Compensation expense is amortized on a straight-line basis over the requisite service period for the entire award, which is generally the maximum vesting period of the award. No share-based compensation was capitalized as part of inventory or fixed assets prior to or during 2006.

The determination of the fair value of stock options using an option valuation model is affected by our stock price, as well as assumptions regarding a number of complex and subjective variables. The methods used to determine these variables are generally similar to the methods used prior to fiscal 2006 for purposes of our pro forma information under SFAS 123. The volatility assumption is based on a combination of the historical volatility of our common stock and the volatilities of similar companies over a period of time equal to the expected term of the stock options. The volatilities of similar companies are used in conjunction with our historical volatility because of the lack of sufficient relevant history for our common stock equal to the expected term. The expected term of employee stock options represents the weighted-average period the stock options are expected to remain outstanding. The expected term assumption is estimated based primarily on the options’ vesting terms and remaining contractual life and employees’ expected exercise and post-vesting employment termination behavior. The risk-free interest rate assumption is based upon observed interest rates on the grant date appropriate for the expected term of the employee stock options. The dividend yield assumption is based on the expectation of no future dividend payouts by us.

As share-based compensation expense under SFAS 123R is based on awards ultimately expected to vest, it is reduced for estimated forfeitures. SFAS 123R requires forfeitures to be estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates.

Income Taxes

We provide for income taxes in each of the jurisdictions in which we operate. This process involves estimating the actual current tax expense and any deferred income tax expense resulting from temporary differences arising from differing treatments of items for tax and accounting purposes. These temporary differences result in deferred tax assets and liabilities. Deferred tax assets are also established for the expected future tax benefits to be derived from net operating loss and capital loss carryforwards.

We must then assess the likelihood that our deferred tax assets will be recovered from future taxable income. To the extent that we believe it is more likely than not that our deferred tax assets will not be recovered, we must establish a valuation allowance. We consider all available evidence, both positive and negative, including our historical operating losses, to determine the need for a valuation allowance. We have recorded a full valuation allowance on our net deferred tax asset balances for all periods presented because of uncertainties related to utilization of the deferred tax assets. Deferred tax liabilities associated with wireless licenses, tax goodwill and investments in certain joint ventures cannot be considered a source of taxable income to support the realization of deferred tax assets, because these deferred tax liabilities will not reverse until some indefinite future period. At such time as we determine that it is more likely than not that the deferred tax assets are realizable, the valuation allowance will be reduced. Pursuant to American Institute of Certified Public Accountants’ Statement of Position 90-7, “Financial Reporting by Entities in Reorganization under the Bankruptcy Code,” future decreases in the valuation allowance established in fresh-start reporting will be accounted for as a reduction in goodwill rather than as a reduction of tax expense.

Subscriber Recognition and Disconnect Policies

We recognize a new customer as a gross addition in the month that he or she activates service. The customer must pay his or her monthly service amount by the payment due date or his or her handset will be disabled after a grace period of up to three days. When a handset is disabled, the customer is suspended and will not be able to make or receive calls. Any call attempted by a suspended customer is routed directly to our customer service center in order to arrange payment. In order to re-establish service, a customer must make all past-due payments and pay a $15 reactivation charge, in addition to the amount past due, to re-establish service. If a new customer does not pay all amounts due on his or her first bill within 30 days of the due date, the account is disconnected and deducted from gross customer additions during the month in which the customer’s service was discontinued. If a customer has made payment on his or her first bill and in a subsequent month does not pay all amounts due within 30 days of the due date, the account is disconnected and counted as churn.

Customer turnover, frequently referred to as churn, is an important business metric in the telecommunications industry because it can have significant financial effects. Because we do not require customers to sign fixed-term contracts or pass a credit check, our service is available to a broader customer base than many other wireless providers and, as a result, some of our customers may be more likely to have their service terminated due to an inability to pay than the average industry customer.

Seasonality

Our customer activity is influenced by seasonal effects related to traditional retail selling periods and other factors that arise from our target customer base. Based on historical results, we generally expect new sales activity to be highest in the first and fourth quarters, and customer turnover, or churn, to be highest in the third quarter and lowest in the first quarter. However, sales activity and churn can be strongly affected by the launch of new markets, promotional activity and competitive actions, which have the ability to reduce or outweigh certain seasonal effects.

Results of Operations

As a result of our emergence from Chapter 11 bankruptcy and the application of fresh-start reporting, we became a new entity for financial reporting purposes. In this appendix, we are referred to as the “Predecessor Company” for periods on or prior to July 31, 2004, and we are referred to as the “Successor Company” for periods after July 31, 2004, after giving effect to the implementation of fresh-start reporting. The financial statements of the Successor Company are not comparable in many respects to the financial statements of the Predecessor Company because of the effects of the consummation of our plan of reorganization as well as the adjustments for fresh-start reporting. However, for purposes of this discussion, the Predecessor Company’s results for the period from January 1, 2004 through July 31, 2004 have been combined with the Successor Company’s results for the period from August 1, 2004 through December 31, 2004. These combined results are compared to the Successor Company’s results for the year ended December 31, 2005. For a description of fresh-start reporting, see Note 2 to the consolidated financial statements included herein.

Operating Items

The following tables summarize operating data for the Company’s consolidated operations (in thousands, except percentages). The financial data for the year ended December 31, 2004 presented below represents the combination of the Predecessor and Successor Companies’ results for that period.

	Year Ended	% of 2006	Year Ended	% of 2005	Change from
	December 31,	Service	December 31,	Service	Prior Year
	2006	Revenues	2005	Revenues	Dollars	Percent

Revenues:
Service revenues	$972,781		$763,680		$209,101	27.4%
Equipment revenues	163,919		150,983		12,936	8.6%

Total revenues	1,136,700		914,663		222,037	24.3%

Operating expenses:
Cost of service (exclusive of items shown separately below)	261,614	26.9%	200,430	26.2%	61,184	30.5%
Cost of equipment	262,330	27.0%	192,205	25.2%	70,125	36.5%
Selling and marketing	159,257	16.4%	100,042	13.1%	59,215	59.2%
General and administrative	197,070	20.3%	159,249	20.9%	37,821	23.7%
Depreciation and amortization	226,747	23.3%	195,462	25.6%	31,285	16.0%
Impairment of indefinite-lived intangible assets	7,912	0.8%	12,043	1.6%	(4,131)	(34.3)%

Total operating expenses	1,114,930	114.6%	859,431	112.5%	255,499	29.7%
Gains on sales of wireless licenses and operating assets	22,054	2.3%	14,587	1.9%	7,467	51.2%

Operating income	$43,824	4.5%	$69,819	9.1%	$(25,995)	(37.2)%

	Year Ended	% of 2005	Year Ended	% of 2004	Change from
	December 31,	Service	December 31,	Service	Prior Year
	2005	Revenues	2004	Revenues	Dollars	Percent

Revenues:
Service revenues	$763,680		$684,098		$79,582	11.6%
Equipment revenues	150,983		141,909		9,074	6.4%

Total revenues	914,663		826,007		88,656	10.7%

Operating expenses:
Cost of service (exclusive of items shown separately below)	200,430	26.2%	193,136	28.2%	7,294	3.8%
Cost of equipment	192,205	25.2%	179,562	26.2%	12,643	7.0%
Selling and marketing	100,042	13.1%	91,935	13.4%	8,107	8.8%
General and administrative	159,249	20.9%	138,624	20.3%	20,625	14.9%
Depreciation and amortization	195,462	25.6%	253,444	37.0%	(57,982)	(22.9)%
Impairment of indefinite-lived intangible assets	12,043	1.6%	—	—	12,043	100.0%

Total operating expenses	859,431	112.5%	856,701	125.2%	2,730	0.3%
Gains on sales of wireless licenses and operating assets	14,587	1.9%	532	0.1%	14,055	2641.9%

Operating income	$69,819	9.1%	$(30,162)	(4.4)%	$99,981	331.5%

The following table summarizes customer activity:

	Year Ended December 31,
	2006	2005	2004

Gross customer additions	1,455,810	872,271	807,868
Net customer additions	592,237	117,376	97,090
Weighted-average number of customers	1,861,477	1,608,782	1,529,020
Total customers, end of period	2,229,826	1,668,293	1,569,630

Service Revenues

Service revenues increased $209.1 million, or 27.4%, for the year ended December 31, 2006 compared to the corresponding period of the prior year. This increase resulted from the 15.7% increase in average total customers and a 10.1% increase in average revenues per customer. The increase in average revenues per customer was due primarily to the continued increase in customer adoption of our higher value, higher priced service plans and add-on features.

Service revenues increased $79.6 million, or 11.6%, for the year ended December 31, 2005 compared to the corresponding period of the prior year. This increase resulted from the 5.2% increase in average total customers and a 6.1% increase in average revenues per customer. The increase in average revenues per customer primarily reflected increased customer adoption of our higher value, higher priced service plans and reduced utilization of service-based mail-in rebate promotions in 2005.

Equipment Revenues

Equipment revenues increased $12.9 million, or 8.6%, for the year ended December 31, 2006 compared to the corresponding period of the prior year. An increase of 58.5% in handset sales volume was largely offset by lower net revenues per handset sold as a result of bundling the first month of service with the initial handset price, eliminating activation fees for new customers purchasing equipment and a larger proportion of total handset sales activating through our indirect channel partners.

Equipment revenues increased $9.1 million, or 6.4%, for the year ended December 31, 2005 compared to the corresponding period of the prior year. This increase resulted primarily from a 6.7% increase in handset sales volume due to customer additions and sales to existing customers.

Cost of Service

Cost of service increased $61.2 million, or 30.5%, for the year ended December 31, 2006 compared to the corresponding period of the prior year. As a percentage of service revenues, cost of service increased to 26.9% from 26.2% in the prior year period. Variable product costs increased by 0.4% of service revenues due to increased customer usage of our value-added services. In addition, labor and related costs increased by 0.3% of service revenues due to new market launches during 2006. The increased fixed network infrastructure costs associated with the new market launches offset the scale benefits we would generally expect to experience with increasing customers and service revenues.

Cost of service increased $7.3 million, or 3.8%, for the year ended December 31, 2005 compared to the corresponding period of the prior year. As a percentage of service revenues, cost of service decreased to 26.2% from 28.2%. Network infrastructure costs decreased by 2.3% of service revenues primarily due to the renegotiation of several supply agreements during the course of our bankruptcy in 2004. In addition, labor and related costs decreased by 0.5% of service revenues. Partially offsetting these decreases was an increase in variable product costs of 0.8% of service revenues due to increased customer usage of our value-added services.

Cost of Equipment

Cost of equipment increased $70.1 million, or 36.5%, for the year ended December 31, 2006 compared to the corresponding period of the prior year. This increase was primarily attributable to the 58.5% increase in handset sales volume, partially offset by reductions in costs to support our handset replacement programs for existing customers.

Cost of equipment increased $12.6 million, or 7.0%, for the year ended December 31, 2005 compared to the corresponding period of the prior year. This increase was primarily due to the 6.7% increase in handset sales volume and increases in costs to support our handset warranty exchange and replacement programs for existing customers, partially offset by slightly lower handset costs.

Selling and Marketing Expenses

Selling and marketing expenses increased $59.2 million, or 59.2%, for the year ended December 31, 2006 compared to the corresponding period of the prior year. As a percentage of service revenues, such expenses increased to 16.4% from 13.1% in the prior year period. This increase was primarily due to increased media and advertising costs and labor and related costs of 2.3% and 0.7% of service revenues, respectively, which were primarily attributable to our new market launches.

Selling and marketing expenses increased $8.1 million, or 8.8%, for the year ended December 31, 2005 compared to the corresponding period of the prior year. As a percentage of service revenues, such expenses decreased to 13.1% from 13.4% in the prior year period. This decrease was primarily due to the increase in service revenues and consequent benefits in scale.

General and Administrative Expenses

General and administrative expenses increased $37.8 million, or 23.7%, for the year ended December 31, 2006 compared to the corresponding period of the prior year. As a percentage of service revenues, such expenses decreased to 20.3% from 20.9% in the prior year period. Customer care expenses decreased by 1.9% of service revenues due to decreases in call center and other customer care-related program costs. Professional services fees and other expenses decreased by 0.5% of service revenues in the aggregate due to the increase in service revenues and consequent benefits in scale. Partially offsetting these decreases were increases in labor and related costs of 1.5% of service revenues due primarily to new employee additions necessary to support our growth and the increase in share-based compensation expense of 0.4% of service revenues due partially to our adoption of SFAS 123R in 2006.

General and administrative expenses increased $20.6 million, or 14.9%, for the year ended December 31, 2005 compared to the corresponding period of the prior year. As a percentage of service revenues, such expenses increased to 20.9% from 20.3% in the prior year period. Professional services fees increased by 1.6% of service revenues due to costs incurred to meet our Sarbanes-Oxley Section 404 requirements. Labor and related expenses increased by 0.5% of service revenues due primarily to new employee additions and share-based compensation expense attributed to deferred stock unit and restricted stock awards. These increases were partially offset by a decrease in customer care expenses of 1.8% of service revenues due to reductions in call center and other customer care-related program costs.

Depreciation and Amortization

Depreciation and amortization expense increased $31.3 million, or 16.0%, for the year ended December 31, 2006 compared to the corresponding period of the prior year. The increase in depreciation and amortization expense was due primarily to the build-out of our new markets and the upgrade of network assets in our other markets. As a percentage of service revenues, such expenses decreased by 2.3% of service revenues as compared to the prior year period.

Depreciation and amortization expense decreased $58.0 million, or 22.9%, for the year ended December 31, 2005 compared to the corresponding period of the prior year. The decrease in depreciation expense was primarily due to the revision of the estimated useful lives of network equipment and the reduction in the carrying value of property and equipment as a result of fresh-start reporting at July 31, 2004. This decrease was partially offset by amortization expense of $34.5 million related to identifiable intangible assets recorded upon the adoption of fresh-start reporting.

Impairment Charges

As a result of our annual impairment tests of wireless licenses, we recorded impairment charges of $4.7 million and $0.7 million during the years ended December 31, 2006 and 2005, respectively, to reduce the carrying values of certain non-operating wireless licenses to their estimated fair values. In addition, we recorded impairment charges of $3.2 million and $11.3 million during the years ended December 31, 2006 and 2005, respectively, in connection with agreements to sell certain non-operating wireless licenses. We adjusted the carrying values of those licenses to their estimated fair values, which were based on the agreed upon sales prices.

Gains on Sales of Wireless Licenses and Operating Assets

During the year ended December 31, 2006, we completed the sale of our wireless licenses and operating assets in the Toledo and Sandusky, Ohio markets in exchange for $28.0 million and an equity interest in LCW Wireless, resulting in a gain of $21.6 million.

During the year ended December 31, 2005, we completed the sale of 23 wireless licenses and substantially all of our operating assets in our Michigan markets for $102.5 million, resulting in a gain of $14.6 million.

Non-Operating Items

The following table summarizes non-operating data for the Company’s consolidated operations (in thousands).

	Year Ended December 31,
	2006	2005	Change

Minority interests in consolidated subsidiaries	$1,436	$(31)	$1,467
Interest income	23,063	9,957	13,106
Interest expense	(61,334)	(30,051)	(31,283)
Other income (expense), net	(2,650)	1,423	(4,073)
Income tax expense	(9,101)	(21,151)	12,050

	Year Ended December 31,
	2005	2004	Change

Minority interests in consolidated subsidiaries	$(31)	$—	$(31)
Interest income	9,957	1,812	8,145
Interest expense	(30,051)	(20,789)	(9,262)
Other income (expense), net	1,423	(410)	1,833
Reorganization items, net	—	962,444	(962,444)
Income tax expense	(21,151)	(8,096)	(13,055)

Minority Interests in Consolidated Subsidiaries

Minority interests in consolidated subsidiaries for the year ended December 31, 2006 reflected the shares of net losses allocated to the other members of certain consolidated entities, partially offset by accretion expense associated with certain members’ put options. Minority interests in consolidated subsidiaries for the year ended December 31, 2005 reflected accretion expense only.

Interest Income

Interest income increased $13.1 million for the year ended December 31, 2006 compared to the corresponding period of the prior year and $8.1 million for the year ended December 31, 2005 compared to the corresponding period of the prior year. These increases were primarily due to the increases in the average cash and cash equivalents and investment balances. In addition, during the seven months ended July 31, 2004, we classified interest earned during the bankruptcy proceedings as a reorganization item.

Interest Expense

Interest expense increased $31.3 million for the year ended December 31, 2006 compared to the corresponding period of the prior year. The increase in interest expense resulted from the increase in the amount of the term loan under our amended and restated senior secured credit agreement, our issuance of $750 million of 9.375% unsecured senior notes and the issuance of $40 million of term loans under LCW Operations’ senior secured credit agreement. See “— Liquidity and Capital Resources” below. These increases were partially offset by the capitalization of $16.7 million of interest during the year ended December 31, 2006. We capitalize interest costs associated with our wireless licenses and property and equipment during the build-out of new markets. The amount of such capitalized interest depends on the carrying values of the licenses and property and equipment involved in those markets and the duration of the build-out. We expect capitalized interest to continue to be significant during the build-out of our planned new markets in 2007. At December 31, 2006, the effective interest rate on our $900 million term loan was 7.7%, including the effect of interest rate swaps, and the effective interest rate on LCW Operations’ term loans was 9.6%. We expect that interest expense will continue to increase due to our increased indebtedness. See “— Liquidity and Capital Resources” below.

Interest expense increased $9.3 million for the year ended December 31, 2005 compared to the corresponding period of the prior year. The increase in interest expense resulted primarily from the application of SOP 90-7 until our emergence from bankruptcy on July 31, 2004. This required that, commencing on April 13, 2003 (the date of the filing of the Company’s bankruptcy petitions), we cease to accrue interest and amortize debt discounts and debt issuance costs on pre-petition liabilities that were subject to compromise, which comprised substantially all of our debt. Upon our emergence from bankruptcy, we began accruing interest on our debt. The increase in interest expense resulting from our emergence from bankruptcy was partially offset by the capitalization of $8.7 million of interest during the year ended December 31, 2005.

Other Income (Expense), Net

Other income, net of other expenses, decreased by $4.1 million for the year ended December 31, 2006 compared to the corresponding period of the prior year. The decrease was primarily attributed to a write off of unamortized deferred debt issuance costs related to our previous financing arrangements, partially offset by a sales tax refund and the resolution of a tax contingency. Other income, net of other expenses, increased by $1.8 million for the year ended December 31, 2005 compared to the corresponding period of the prior year due to the settlement of certain pre-bankruptcy contingencies.

Reorganization Items, Net

Reorganization items for the year ended December 31, 2004 represented amounts incurred by the Predecessor Company as a direct result of our Chapter 11 filings and consisted primarily of the net gain on the discharge of liabilities, the cancellation of equity upon our emergence from bankruptcy, the application of fresh-start reporting, income from the settlement of pre-petition liabilities and interest income earned while we were in bankruptcy, partially offset by professional fees for legal, financial advisory and valuation services directly associated with our Chapter 11 filings and reorganization process.

Income Tax Expense

During the years ended December 31, 2006, 2005 and 2004, we recorded income tax expense of $9.1 million, $21.2 million and $8.1 million, respectively. Income tax expense for the year ended December 31, 2006 consisted primarily of the tax effect of changes in deferred tax liabilities associated with wireless licenses, tax goodwill and investments in certain joint ventures. During the year ended December 31, 2005, we recorded income tax expense at an effective tax rate of 41.4%. Despite the fact that we record a full valuation allowance on our deferred tax assets, we recognized income tax expense for 2005 because the release of valuation allowance associated with the reversal of deferred tax assets recorded in fresh-start reporting is recorded as a reduction of goodwill rather than as a reduction of income tax expense. The effective tax rate for 2005 was higher than the statutory tax rate due primarily to permanent items not deductible for tax purposes. We incurred tax losses for the year due to, among other things, tax deductions associated with the repayment of our 13% senior secured pay-in-kind notes and tax losses and reversals of deferred tax assets associated with the sale of wireless licenses and operating assets. We paid only minimal cash income taxes for 2005, and we expect to pay $0.9 million in cash income taxes for the year ended December 31, 2006.

Income tax expense for the year ended December 31, 2004 consisted primarily of the tax effect of the amortization, for income tax purposes, of wireless licenses and tax goodwill related to deferred tax liabilities.

Quarterly Financial Data (Unaudited)

The following financial information reflects all normal recurring adjustments that are, in the opinion of management, necessary for a fair statement of the Company’s results of operations for the interim periods presented. Summarized data for each interim period for the years ended December 31, 2006 and 2005 is as follows (in thousands, except per share data):

	Three Months Ended
	March 31,	June 30,	September 30,	December 31,
	2006	2006	2006	2006

Revenues	$266,688	$267,854	$287,613	$314,545

Operating income (loss)(1)	19,878	16,452	17,002	(9,508)

Income (loss) before cumulative effect of change in accounting principle(1)	17,101	7,510	9,979	(39,352)
Cumulative effect of change in accounting principle	623	—	—	—

Net income (loss)(1)	$17,724	$7,510	$9,979	$(39,352)

	Three Months Ended
	March 31,	June 30,	September 30,	December 31,
	2006	2006	2006	2006

Basic net income (loss) per share:
Income (loss) before cumulative effect of change in accounting principle	$0.28	$0.12	$0.17	$(0.60)
Cumulative effect of change in accounting principle	0.01	—	—	—

Basic net income (loss) per share	$0.29	$0.12	$0.17	$(0.60)

Diluted net income (loss) per share:
Income (loss) before cumulative effect of change in accounting principle	$0.28	$0.12	$0.16	$(0.60)
Cumulative effect of change in accounting principle	0.01	—	—	—

Diluted net income (loss) per share	$0.29	$0.12	$0.16	$(0.60)

	Three Months Ended
	March 31,	June 30,	September 30,	December 31,
	2005	2005	2005	2005

Revenues	$228,370	$226,829	$230,527	$228,937
Operating income(2)	21,861	8,554	28,634	10,770
Net income(2)	7,516	1,103	16,397	4,950
Basic net income per share	0.13	0.02	0.27	0.08
Diluted net income per share	0.12	0.02	0.27	0.08

(1)	During the quarter ended September 30, 2006, we recognized a gain of $21.5 million (subsequently increased by $0.1 million due to post-closing adjustments during the quarter ended December 31, 2006) from our sale of wireless licenses and operating assets in our Toledo and Sandusky, Ohio markets.

(2)	During the quarter ended September 30, 2005, we recognized a gain of $14.6 million from our sale of wireless licenses and operating assets in our Michigan markets.

Quarterly Results of Operations Data (Unaudited)

The following table presents our consolidated quarterly statement of operations data for 2006 (in thousands) which has been derived from our consolidated financial statements.

	Three Months Ended
	March 31,	June 30,	September 30,	December 31,
	2006	2006	2006	2006

Revenues:
Service revenues	$215,840	$230,786	$249,081	$277,074
Equipment revenues	50,848	37,068	38,532	37,471

Total revenues	266,688	267,854	287,613	314,545

	Three Months Ended
	March 31,	June 30,	September 30,	December 31,
	2006	2006	2006	2006

Operating expenses:
Cost of service (exclusive of items shown separately below)	(55,204)	(60,255)	(70,722)	(75,433)
Cost of equipment	(58,886)	(52,081)	(68,711)	(82,652)
Selling and marketing	(29,102)	(35,942)	(42,948)	(51,265)
General and administrative	(49,582)	(46,576)	(49,110)	(51,802)
Depreciation and amortization	(54,036)	(53,337)	(56,409)	(62,965)
Impairment of indefinite-lived intangible assets	—	(3,211)	(4,701)	—

Total operating expenses	(246,810)	(251,402)	(292,601)	(324,117)
Gains on sales of wireless licenses and operating assets	—	—	21,990	64

Operating income (loss)	19,878	16,452	17,002	(9,508)
Minority interests in consolidated subsidiaries	(75)	(134)	(138)	1,783
Interest income	4,194	5,533	5,491	7,845
Interest expense	(7,431)	(8,423)	(15,753)	(29,727)
Other income (expense), net	535	(5,918)	272	2,461

Income (loss) before income taxes and cumulative effect of change in accounting principle	17,101	7,510	6,874	(27,146)
Income tax benefit (expense)	—	—	3,105	(12,206)

Income (loss) before cumulative effect of change in accounting principle	17,101	7,510	9,979	(39,352)
Cumulative effect of change in accounting principle	623	—	—	—

Net income (loss)	$17,724	$7,510	$9,979	$(39,352)

Performance Measures

In managing our business and assessing our financial performance, management supplements the information provided by financial statement measures with several customer-focused performance metrics that are widely used in the telecommunications industry. These metrics include average revenue per user per month (ARPU), which measures service revenue per customer; cost per gross customer addition (CPGA), which measures the average cost of acquiring a new customer; cash costs per user per month (CCU), which measures the non-selling cash cost of operating our business on a per customer basis; and churn, which measures turnover in our customer base. CPGA and CCU are non-GAAP financial measures. A non-GAAP financial measure, within the meaning of Item 10 of Regulation S-K promulgated by the SEC, is a numerical measure of a company’s financial performance or cash flows that (a) excludes amounts, or is subject to adjustments that have the effect of excluding amounts, which are included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the consolidated balance sheets, consolidated statements of operations or consolidated statements of cash flows; or (b) includes amounts, or is subject to adjustments that have the effect of including amounts, which are excluded from the most directly comparable measure so calculated and presented. See “Reconciliation of Non-GAAP Financial Measures” below for a reconciliation of CPGA and CCU to the most directly comparable GAAP financial measures.

ARPU is service revenue divided by the weighted-average number of customers, divided by the number of months during the period being measured. Management uses ARPU to identify average revenue per customer, to track changes in average customer revenues over time, to help evaluate how changes in our business, including changes in our service offerings and fees, affect average revenue per customer, and to forecast future service revenue. In addition, ARPU provides management with a useful measure to compare our subscriber revenue to that of other wireless communications providers. We believe investors use ARPU primarily as a tool to track changes in our average revenue per customer and to compare our per customer service revenues to those of other wireless communications providers. Other companies may calculate this measure differently.

CPGA is selling and marketing costs (excluding applicable share-based compensation expense included in selling and marketing expense), and equipment subsidy (generally defined as cost of equipment less equipment revenue), less the net loss on equipment transactions unrelated to initial customer acquisition, divided by the total number of gross new customer additions during the period being measured. The net loss on equipment transactions unrelated to initial customer acquisition includes the revenues and costs associated with the sale of handsets to existing customers as well as costs associated with handset replacements and repairs (other than warranty costs which are the responsibility of the handset manufacturers). We deduct customers who do not pay their first monthly bill from our gross customer additions, which tends to increase CPGA because we incur the costs associated with this customer without receiving the benefit of a gross customer addition. Management uses CPGA to measure the efficiency of our customer acquisition efforts, to track changes in our average cost of acquiring new subscribers over time, and to help evaluate how changes in our sales and distribution strategies affect the cost-efficiency of our customer acquisition efforts. In addition, CPGA provides management with a useful measure to compare our per customer acquisition costs with those of other wireless communications providers. We believe investors use CPGA primarily as a tool to track changes in our average cost of acquiring new customers and to compare our per customer acquisition costs to those of other wireless communications providers. Other companies may calculate this measure differently.

CCU is cost of service and general and administrative costs (excluding applicable share-based compensation expense included in cost of service and general and administrative expense) plus net loss on equipment transactions unrelated to initial customer acquisition (which includes the gain or loss on the sale of handsets to existing customers and costs associated with handset replacements and repairs (other than warranty costs which are the responsibility of the handset manufacturers)), divided by the weighted-average number of customers, divided by the number of months during the period being measured. CCU does not include any depreciation and amortization expense. Management uses CCU as a tool to evaluate the non-selling cash expenses associated with ongoing business operations on a per customer basis, to track changes in these non-selling cash costs over time, and to help evaluate how changes in our business operations affect non-selling cash costs per customer. In addition, CCU provides management with a useful measure to compare our non-selling cash costs per customer with those of other wireless communications providers. We believe investors use CCU primarily as a tool to track changes in our non-selling cash costs over time and to compare our non-selling cash costs to those of other wireless communications providers. Other companies may calculate this measure differently.

Churn, which measures customer turnover, is calculated as the net number of customers that disconnect from our service divided by the weighted-average number of customers divided by the number of months during the period being measured. Customers who do not pay their first monthly bill are deducted from our gross customer additions in the month that they are disconnected; as a result, these customers are not included in churn. Management uses churn to measure our retention of customers, to measure changes in customer retention over time, and to help evaluate how changes in our business affect customer retention. In addition, churn provides management with a useful measure to compare our customer turnover activity to that of other wireless communications providers. We believe investors use churn primarily as a tool to track changes in our customer retention over time and to compare our customer retention to that of other wireless communications providers. Other companies may calculate this measure differently.

The following table shows metric information for 2006:

	Three Months Ended				Year Ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2006	2006	2006	2006	2006

ARPU	$41.87	$42.97	$44.39	$44.68	$43.55
CPGA	$130	$198	$176	$179	$172
CCU	$19.57	$19.18	$20.74	$20.21	$19.95
Churn	3.3%	3.6%	4.3%	4.1%	3.9%

Reconciliation of Non-GAAP Financial Measures

We utilize certain financial measures, as described above, that are widely used in the industry but that are not calculated based on GAAP. Certain of these financial measures are considered “non-GAAP” financial measures within the meaning of Item 10 of Regulation S-K promulgated by the SEC.

CPGA — The following table reconciles total costs used in the calculation of CPGA to selling and marketing expense, which we consider to be the most directly comparable GAAP financial measure to CPGA (in thousands, except gross customer additions and CPGA):

	Three Months Ended				Year Ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2006	2006	2006	2006	2006

Selling and marketing expense	$29,102	$35,942	$42,948	$51,265	$159,257
Less share-based compensation expense included in selling and marketing expense	(327)	(473)	(637)	(533)	(1,970)
Plus cost of equipment	58,886	52,081	68,711	82,652	262,330
Less equipment revenue	(50,848)	(37,068)	(38,532)	(37,471)	(163,919)
Less net loss on equipment transactions unrelated to initial customer acquisition	(521)	(412)	(983)	(3,026)	(4,942)

Total costs used in the calculation of CPGA	$36,292	$50,070	$71,507	$92,887	$250,756
Gross customer additions	278,370	253,033	405,178	519,229	1,455,810

CPGA	$130	$198	$176	$179	$172

CCU — The following table reconciles total costs used in the calculation of CCU to cost of service, which we consider to be the most directly comparable GAAP financial measure to CCU (in thousands, except weighted-average number of customers and CCU):

	Three Months Ended				Year Ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2006	2006	2006	2006	2006

Cost of service	$55,204	$60,255	$70,722	$75,433	$261,614
Plus general and administrative expense	49,582	46,576	49,110	51,802	197,070
Less share-based compensation expense included in cost of service and general and administrative expense	(4,399)	(4,215)	(4,426)	(4,949)	(17,989)
Plus net loss on equipment transactions unrelated to initial customer acquisition	521	412	983	3,026	4,942

Total costs used in the calculation of CCU	$100,908	$103,028	$116,389	$125,312	$445,637
Weighted-average number of customers	1,718,349	1,790,232	1,870,204	2,067,122	1,861,477

CCU	$19.57	$19.18	$20.74	$20.21	$19.95

Liquidity and Capital Resources

Overview

Our principal sources of liquidity are our existing unrestricted cash, cash equivalents and short-term investments, cash generated from operations and cash available from borrowings under our $200 million revolving credit facility (which was undrawn at December 31, 2006). From time to time, we may also generate additional liquidity through the sale of assets that are not material to or are not required for the ongoing operation of our business. At December 31, 2006, we had a total of $441.3 million in unrestricted cash, cash equivalents and short-term investments.

We believe that our existing unrestricted cash, cash equivalents and short-term investments at December 31, 2006, the liquidity under our revolving credit facility and our anticipated cash flows from operations will be sufficient to meet the projected operating and capital requirements for our existing licenses and currently planned business expansions, including (1) the build-out and launch of wireless licenses in Rochester, New York and North and South Carolina and (2) the projected operating and capital requirements for the first phase of construction for Auction #66 licenses that we and Denali License intend to build out, with such first phase expected to cover approximately 24 million POPs launched by the end of 2009. If we expand the scope of the initial phase of our planned Auction #66 build-out, or significantly accelerate the pace of the build-out from our current plans, we may need to raise additional capital.

In addition, depending on the timing and scope of further Auction #66 license build-outs, we may need to raise significant additional capital in the future to finance the build-out and initial operating costs associated with Cricket and Denali License Auction #66 licenses included in additional phases of construction. However, we do not expect to incur material obligations with respect to the build-out of any such additional launch phases unless we have sufficient funds available to us to pay for such obligations.

Cash Flows

The following table shows cash flow information for the three years ended December 31, 2006, 2005 and 2004 (in thousands):

	Year Ended December 31,
	2006	2005	2004

Net cash provided by operating activities	$291,232	$308,280	$190,375
Net cash used in investing activities	(1,549,858)	(332,112)	(96,577)
Net cash provided by (used in) financing activities	1,340,492	175,764	(36,727)

Operating Activities

Net cash provided by operating activities decreased by $17.0 million, or 5.5%, for the year ended December 31, 2006 compared to the corresponding period of the prior year. This decrease was primarily attributable to the decrease in our net income of $34.1 million.

Net cash provided by operating activities increased by $117.9 million, or 61.9%, for the year ended December 31, 2005 compared to the corresponding period of the prior year. The increase was primarily attributable to higher net income (net of income from reorganization items, depreciation and amortization expense and non-cash share-based compensation expense) and the timing of payments on accounts payable for the year ended December 31, 2005, partially offset by interest payments on our 13% senior secured pay-in-kind notes and FCC debt.

Investing Activities

Net cash used in investing activities was $1,549.9 million for the year ended December 31, 2006, which included the effects of the following transactions:

•	During July and October 2006, we paid to the FCC $710.2 million for the purchase of 99 licenses acquired in Auction #66, and Denali License paid $274.1 million as a deposit for the license for which it was named the winning bidder in Auction #66.

•	During November 2006, we purchased 13 wireless licenses in North Carolina and South Carolina for an aggregate purchase price of $31.8 million.

•	During the year ended December 31, 2006, we, ANB 1 License and LCW Operations made over $590 million in purchases of property and equipment for the build-out of our new markets.

Net cash used in investing activities was $332.1 million for the year ended December 31, 2005, which included the effects of the following transactions:

•	During the year ended December 31, 2005, we paid $208.8 million for the purchase of property and equipment.

•	During the year ended December 31, 2005, subsidiaries of Cricket and ANB 1 paid $244.0 million for the purchase of wireless licenses, partially offset by proceeds received of $108.8 million from the sale of wireless licenses and operating assets.

Net cash used in investing activities of $96.6 million for the year ended December 31, 2004 consisted primarily of cash paid for the purchase of property and equipment.

Financing Activities

Net cash provided by financing activities was $1,340.5 million for the year ended December 31, 2006, which included the effects of the following transactions:

•	In June 2006, we replaced our previous $710 million senior secured credit facility with a new amended and restated senior secured credit facility consisting of a $900 million term loan and a $200 million revolving credit facility. The replacement term loan generated net proceeds of approximately $307 million, after repayment of the principal balances of the old term loan and prior to the payment of fees and expenses. See “— Senior Secured Credit Facilities” below.

•	In October 2006, we physically settled 6,440,000 shares of Leap common stock pursuant to our forward sale agreements and received aggregate cash proceeds of $260 million (before expenses) from such physical settlements. See “— Forward Sale Agreements” below.

•	In October 2006, we borrowed $570 million under our $850 million unsecured bridge loan facility to finance a portion of the remaining amounts owed by us and Denali License to the FCC for Auction #66 licenses.

•	In October 2006, we issued $750 million of 9.375% senior notes due 2014, and we used a portion of the approximately $739 million of cash proceeds (after commissions and before expenses) from the sale to repay our outstanding obligations, including accrued interest, under our bridge loan facility. Upon repayment of our outstanding indebtedness, the bridge loan facility was terminated. See “— Senior Notes” below.

•	In October 2006, LCW Operations entered into a senior secured credit agreement consisting of two term loans for $40 million in the aggregate. The loans bear interest at LIBOR plus the applicable margin ranging from 2.70% to 6.33% and must be repaid in varying quarterly installments beginning in 2008, with the final payment due in 2011. The loans are non-recourse to Leap, Cricket and their other subsidiaries. See “— Senior Secured Credit Facilities” below.

Net cash provided by financing activities for the year ended December 31, 2005 was $175.8 million, which consisted primarily of borrowings under our term loan of $600 million, less repayments of our FCC debt of $40 million and pay-in-kind notes of $372.7 million.

Net cash used in financing activities during the year ended December 31, 2004 was $36.7 million, which consisted of the partial repayment of the FCC indebtedness upon our emergence from bankruptcy.

  Senior Secured Credit Facilities

Our senior secured credit agreement, referred to in this report as the Credit Agreement, includes a $900 million term loan and an undrawn $200 million revolving credit facility available until June 2011. Under our Credit Agreement, the term loan bears interest at the London Interbank Offered Rate (LIBOR) plus 2.75 percent, with interest periods of one, two, three or six months, or at the bank base rate plus 1.75 percent, as selected by Cricket, with the rate subject to adjustment based on Leap’s corporate family debt rating. Outstanding borrowings under the term loan must be repaid in 24 quarterly payments of $2.25 million each, which commenced September 30, 2006, followed by four quarterly payments of $211.5 million each, commencing September 30, 2012.

The maturity date for outstanding borrowings under the revolving credit facility is June 16, 2011. The commitment of the lenders under the revolving credit facility may be reduced in the event mandatory prepayments are required under the Credit Agreement. The commitment fee on the revolving credit facility is payable quarterly at a rate of between 0.25 and 0.50 percent per annum, depending on our consolidated senior secured leverage ratio. Borrowings under the revolving credit facility would currently accrue interest at LIBOR plus 2.75 percent or the bank base rate plus 1.75 percent, as selected by Cricket, with the rate subject to adjustment based on our consolidated senior secured leverage ratio.

The facilities under the Credit Agreement are guaranteed by Leap and all of its direct and indirect domestic subsidiaries (other than Cricket, which is the primary obligor, and ANB 1, LCW Wireless and Denali and their respective subsidiaries) and are secured by substantially all of the present and future personal property and owned real property of Leap, Cricket and such direct and indirect domestic subsidiaries. Under the Credit Agreement, we are subject to certain limitations, including limitations on our ability to: incur additional debt or sell assets, with restrictions on the use of proceeds; make certain investments and acquisitions; grant liens; and pay dividends and make certain other restricted payments. In addition, we will be required to pay down the facilities under certain circumstances if we issue debt, sell assets or property, receive certain extraordinary receipts or generate excess cash flow (as defined in the Credit Agreement). We are also subject to a financial covenant with respect to a maximum consolidated senior secured leverage ratio and, if a revolving credit loan or uncollateralized letter of credit is outstanding, with respect to a minimum consolidated interest coverage ratio, a maximum consolidated leverage ratio and a minimum consolidated fixed charge ratio. In addition to investments in joint ventures relating to Auction #66, the Credit Agreement allows us to invest up to $325 million in ANB 1 and ANB 1 License, up to $85 million in LCW Wireless and its subsidiaries, and up to $150 million plus an amount equal to an available cash flow basket in other joint ventures, and allows us to provide limited guarantees for the benefit of ANB 1, LCW Wireless and other joint ventures.

Affiliates of Highland Capital Management, L.P. (a beneficial stockholder of Leap and an affiliate of James D. Dondero, a director of Leap) participated in the syndication of the Credit Agreement in initial amounts equal to $225 million of the term loan and $40 million of the revolving credit facility, and Highland Capital Management received a syndication fee of $0.3 million in connection with its participation.

At December 31, 2006, the effective interest rate on our term loan under the Credit Agreement was 7.7%, including the effect of interest rate swaps, and the outstanding indebtedness was $895.5 million. The terms of the Credit Agreement require us to enter into interest rate swap agreements in a sufficient amount so that at least 50% of our outstanding indebtedness for borrowed money bears interest at a fixed rate. We have entered into interest rate swap agreements with respect to $355 million of our debt. These swap agreements effectively fix the interest rate on $250 million of our indebtedness at 6.7% and $105 million of our indebtedness at 6.8% through June 2007 and 2009, respectively. The fair value of the swap agreements at December 31, 2006 and 2005 was $3.2 million and $3.5 million, respectively, and was recorded in other assets in the consolidated balance sheets.

In October 2006, LCW Operations entered into a senior secured credit agreement consisting of two term loans for $40 million in the aggregate. The loans bear interest at LIBOR plus the applicable margin ranging from 2.70% to 6.33%. At December 31, 2006, the effective interest rate on the term loans was 9.6%, and the outstanding indebtedness was $40 million. The obligations under the loans are guaranteed by LCW Wireless and LCW License (and are non-recourse to Leap, Cricket and their other subsidiaries). Outstanding borrowings under the term loans must be repaid in varying quarterly installments starting in June 2008, with an aggregate final payment of $24.5 million due in June 2011. Under the senior secured credit agreement, LCW Operations and the guarantors are subject to certain limitations, including limitations on their ability to: incur additional debt or sell assets; make certain investments; grant liens; and pay dividends and make certain other restricted payments. In addition, LCW Operations will be required to pay down the facilities under certain circumstances if it or the guarantors issue debt, sell assets or generate excess cash flow. The senior secured credit agreement requires that LCW Operations and the guarantors comply with financial covenants related to earnings before interest, taxes, depreciation and amortization, gross additions of subscribers, minimum cash and cash equivalents and maximum capital expenditures, among other things.

  Forward Sale Agreements

In August 2006, in connection with a public offering of Leap common stock, Leap entered into forward sale agreements for the sale of an aggregate of 6,440,000 shares of its common stock, including an amount equal to the underwriters’ over-allotment option in the public offering (which was fully exercised). The initial forward sale price was $40.11 per share, which was equivalent to the public offering price less the underwriting discount, and was subject to daily adjustment based on a floating interest factor equal to the federal funds rate, less a spread of 1.0%. In October 2006, Leap issued 6,440,000 shares of its common stock to physically settle its forward sale agreements and received aggregate cash proceeds of $260.0 million (before expenses) from such physical settlements. Upon such full settlement, the forward sale agreements were fully performed.

  Senior Notes

In October 2006, Cricket issued $750 million of unsecured senior notes due in 2014. The notes bear interest at the rate of 9.375% per year, payable semi-annually in cash in arrears beginning in May 2007. The notes are guaranteed on an unsecured senior basis by Leap and each of its existing and future domestic subsidiaries (other than Cricket, which is the issuer of the notes, and ANB 1, LCW Wireless and Denali and their respective subsidiaries) that guarantees indebtedness for money borrowed of Leap, Cricket or any subsidiary guarantor. Currently, such guarantors include Leap and each of its direct or indirect wholly owned domestic subsidiaries, excluding Cricket. The notes and the guarantees are Leap’s, Cricket’s and the guarantors’ general senior unsecured obligations and rank equally in right of payment with all of Leap’s, Cricket’s and the guarantors’ existing and future unsubordinated unsecured indebtedness. The notes and the guarantees are effectively junior to Leap’s, Cricket’s and the guarantors’ existing and future secured obligations, including those under the Credit Agreement, to the extent of the value of the assets securing such obligations, as well as to future liabilities of Leap’s and Cricket’s subsidiaries that are not guarantors and of ANB 1, LCW Wireless and Denali and their respective subsidiaries. In addition, the notes and the guarantees are senior in right of payment to any of Leap’s, Cricket’s and the guarantors’ future subordinated indebtedness.

Prior to November 1, 2009, Cricket may redeem up to 35% of the aggregate principal amount of the notes at a redemption price of 109.375% of the principal amount thereof, plus accrued and unpaid interest and additional interest, if any, thereon to the redemption date, from the net cash proceeds of specified equity offerings. Prior to November 1, 2010, Cricket may redeem the notes, in whole or in part, at a redemption price equal to 100% of the principal amount thereof plus the applicable premium and any accrued and unpaid interest. The applicable premium is calculated as the greater of (i) 1.0% of the principal amount of such notes and (ii) the excess of (a) the present value at such date of redemption of (1) the redemption price of such notes at November 1, 2010 plus (2) all remaining required interest payments due on such notes through November 1, 2010 (excluding accrued but unpaid interest to the date of redemption), computed using a discount rate equal to the Treasury Rate plus 50 basis points, over (b) the principal amount of such notes. The notes may be redeemed, in whole or in part, at any time on or after November 1, 2010, at a redemption price of 104.688% and 102.344% of the principal amount thereof if redeemed during the twelve months ending October 31, 2011 and 2012, respectively, or at 100% of the principal amount thereof if redeemed during the twelve months ending October 31, 2013 or thereafter, plus accrued and unpaid interest. If a “change of control” (as defined in the indenture governing the notes, or the Indenture) occurs, each holder of the notes may require Cricket to repurchase all of such holder’s notes at a purchase price equal to 101% of the principal amount of the notes, plus accrued and unpaid interest.

The Indenture limits, among other things, our ability to: incur additional debt; create liens or other encumbrances; place limitations on distributions from restricted subsidiaries; pay dividends; make investments; prepay subordinated indebtedness or make other restricted payments; issue or sell capital stock of restricted subsidiaries; issue guarantees; sell assets; enter into transactions with our affiliates; and make acquisitions or merge or consolidate with another entity.

Affiliates of Highland Capital Management, L.P. (a beneficial stockholder of Leap and an affiliate of James D. Dondero, a director of Leap) purchased an aggregate of $25.0 million principal amount of senior notes in our offering.

  Capital Expenditures and Other Asset Acquisitions and Dispositions

  Capital Expenditures

We, ANB 1 License and LCW Operations currently expect to make between $280 million and $320 million in capital expenditures, excluding capitalized interest or any significant expenditures related to markets acquired in Auction #66, for the year ending December 31, 2007. We currently expect that our capital expenditures related to the build-out of markets acquired in Auction #66 will be less than $100 million during 2007, excluding capitalized interest.

During the year ended December 31, 2006, we, ANB 1 License and LCW Operations made $590.5 million in capital expenditures. These capital expenditures were primarily for: (i) expansion and improvement of our existing wireless network, (ii) the build-out and launch of our new markets, (iii) costs incurred by ANB 1 License and LCW Operations in connection with the build-out of their new markets, and (iv) expenditures for 1xEV-DO technology.

During the year ended December 31, 2005, we and ANB 1 License made $208.8 million in capital expenditures. These capital expenditures were primarily for: (i) expansion and improvement of our existing wireless network, (ii) the build-out and launch of the Fresno, California market and the related expansion and network change-out of our existing Visalia and Modesto/Merced markets, (iii) costs associated with the build-out of our new markets, (iv) costs incurred by ANB 1 License in connection with the build-out of its new markets, and (v) initial expenditures for 1xEV-DO technology.

  Auction #66 Properties and Build-Outs

In December 2006, we completed the purchase of 99 wireless licenses in Auction #66 covering 123.1 million POPs (adjusted to eliminate duplication among certain overlapping Auction #66 licenses) for an aggregate purchase price of $710.2 million. In September 2006, Denali License was named the winning bidder for one wireless license in Auction #66 covering 59.8 million POPs (which includes markets covering 5.7 million POPs which overlap with certain licenses we purchased in Auction #66) for a net purchase price of $274.1 million. We expect that we and

Denali License (which we expect will offer Cricket service) will build out and launch Cricket service in new markets covered by Auction #66 licenses in multiple construction phases over time. We currently expect that the first phase of construction for Auction #66 licenses that we and Denali License intend to build out will cover approximately 24 million POPs. We currently expect that the aggregate capital expenditures for this first phase of construction will be less than $28.00 per covered POP. We also currently expect that the build-outs for this first phase of construction will commence in 2007 and will be substantially completed by the end of 2009. Moreover, the licenses we purchased, together with the licenses we currently own, provide 20MHz coverage and the opportunity to offer enhanced data services in almost all markets that we currently operate or are building out. If Denali License was to make available to us certain spectrum for which it was the winning bidder in Auction #66, we would have 20MHz coverage in all markets in which we currently operate or are building out.

  Other Acquisitions and Dispositions

From June 2006 through October 2006, we entered into four agreements to sell wireless licenses that we were not using to offer commercial service for an aggregate sales price of $22.4 million. In October 2006, three of these transactions were completed. The fourth transaction was completed in January 2007. During the second quarter of 2006, we recorded impairment charges of $3.2 million to adjust the carrying values of certain of the licenses to their estimated fair values, which were based on the agreed upon sales prices.

In July 2006, we completed the sale of our wireless licenses and operating assets in our Toledo and Sandusky, Ohio markets in exchange for $28.0 million in cash and an equity interest in LCW Wireless. We also contributed to LCW Wireless $21.0 million in cash (subject to post-closing adjustments) and wireless licenses in Eugene and Salem, Oregon and related operating assets, resulting in Cricket owning a 72% non-controlling membership interest in LCW Wireless. We received additional membership interests in LCW Wireless upon replacing certain network equipment, resulting in our owning a 73.3% non-controlling membership interest in LCW Wireless. We recognized a net gain of $21.6 million during the year ended December 31, 2006 associated with these transactions.

In August 2006, we completed the exchange of our wireless license in Grand Rapids, Michigan for a wireless license in Rochester, New York to form a new market cluster with our existing Buffalo and Syracuse markets in upstate New York. These three licenses cover 3.1 million POPs.

In November 2006, we completed the purchase of 13 wireless licenses in North Carolina and South Carolina for an aggregate purchase price of $31.8 million. These licenses cover 5.0 million POPs.

  Contractual Obligations

The following table sets forth our best estimates as to the amounts and timing of minimum contractual payments for our most significant contractual obligations as of December 31, 2006 for the next five years and thereafter (in thousands). Future events, including refinancing of our long-term debt, could cause actual payments to differ significantly from these amounts.

	2007	2008-2009	2010-2011	Thereafter	Total

Long-term debt(1)	$9,000	$23,500	$52,500	$1,600,500	$1,685,500
Contractual interest(2)	145,544	288,930	284,539	287,582	1,006,595
Operating leases	88,275	171,917	165,548	371,809	797,549
Purchase obligations(3)	204,482	89,935	53,800	—	348,217
Origination fees for ANB 1 investment	2,700	—	—	—	2,700

Total	$450,001	$574,282	$556,387	$2,259,891	$3,840,561

(1)	Amounts shown for Cricket’s long-term debt include principal only. Interest on the debt, calculated at the current interest rate, is stated separately.

(2)	Contractual interest is based on the current interest rates in effect at December 31, 2006 for debt outstanding as of that date.

(3)	Purchase obligations are defined as agreements to purchase goods or services that are enforceable and legally binding on us and that specify all significant terms including (a) fixed or minimum quantities to be purchased, (b) fixed, minimum or variable price provisions, and (c) the approximate timing of the transaction.

The table above does not include Cricket’s obligation to pay $4.2 million plus interest to ANB, as ANB exercised its option to sell its entire membership interest in ANB 1 to Cricket in January 2007. The FCC has approved the application to transfer control of ANB 1 License to Cricket and we expect to close the sale transaction in the near future.

The table above also does not include the following contractual obligations relating to LCW Wireless: (1) Cricket’s obligation to pay up to $3.0 million to WLPCS if WLPCS exercises its right to sell its membership interest in LCW Wireless to Cricket, and (2) Cricket’s obligation to pay to CSM an amount equal to CSM’s pro rata share of the fair value of the outstanding membership interests in LCW Wireless, determined either through an appraisal or based on a multiple equal to Leap’s enterprise value divided by its adjusted EBITDA and applied to LCW Wireless’ adjusted EBITDA to impute an enterprise value and equity value for LCW Wireless, if CSM exercises its right to sell its membership interest in LCW Wireless to Cricket.

The table above does not include the following contractual obligations relating to Denali: (1) Cricket’s obligation to loan to Denali License an amount equal to $.75 times the aggregate number of POPs covered by the wireless license acquired by Denali License in Auction #66, or approximately $44.9 million, (2) Cricket’s obligation to invest $41.9 million in exchange for equity membership interests in Denali in October 2007, and (3) Cricket’s payment of an amount equal to DSM’s equity contributions in cash to Denali plus a specified return to DSM, if DSM offers to sell its membership interest in Denali to Cricket on or following the fifth anniversary of the initial grant to Denali License of any wireless licenses it acquires in Auction #66 and if Cricket accepts such offer.

  Off-Balance Sheet Arrangements

We had no material off-balance sheet arrangements at December 31, 2006.

  Recent Accounting Pronouncements

In September 2006, the FASB issued Statement No. 157, “Fair Value Measurements” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value in accounting principles generally accepted in the United States of America and expands disclosure about fair value measurements. We will be required to adopt SFAS 157 in the first quarter of fiscal year 2008. We are currently evaluating what impact, if any, SFAS 157 will have on our consolidated financial statements.

In July 2006, the FASB issued FIN 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109.” This Interpretation prescribes a recognition threshold and measurement standard for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return, and provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. We will be required to adopt this Interpretation in the first quarter of fiscal year 2007. We continue to evaluate the impact of FIN 48 on our consolidated financial statements, but we do not expect adoption of the Interpretation will have a material impact.

Quantitative and Qualitative Disclosures About Market Risk

Interest Rate Risk.  As of December 31, 2006, we had $895.5 million in outstanding floating rate debt under our Credit Agreement. Changes in interest rates would not significantly affect the fair value of our outstanding indebtedness. The terms of our Credit Agreement require us to enter into interest rate swap agreements in a sufficient amount so that at least 50% of our outstanding indebtedness for borrowed money bears interest at a fixed rate. At December 31, 2006, approximately 66% of our indebtedness for borrowed money accrued interest at a fixed rate. The fixed rate debt consisted of $750 million of senior notes and $355 million of senior secured debt covered by interest rate swap agreements described below.

We have entered into interest rate swap agreements that effectively fix the interest rate on $250 million of our senior secured indebtedness at 6.7% and $105 million of our senior secured indebtedness at 6.8% through June 2007 and 2009, respectively. As of December 31, 2006, net of the effect of the interest rate swap agreements described above, our outstanding floating rate indebtedness totaled $581 million. The primary base interest rate is three month LIBOR. Assuming the outstanding balance on our floating rate indebtedness remains constant over a year, a 100 basis point increase in the interest rate would decrease pre-tax income and cash flow, net of the effect of the swap agreements, by approximately $5.8 million.

Hedging Policy.  Our policy is to maintain interest rate hedges to the extent that we believe them to be fiscally prudent, and as required by our credit agreements. We do not currently engage in any hedging activities against foreign currency exchange rates or for speculative purposes.

Remediation of Previous Material Weaknesses

From December 31, 2004 through September 30, 2006, we reported the following material weaknesses in our internal control over financial reporting:

•	We did not have sufficient personnel with the appropriate skills, training and Company-specific experience to identify and address the application of generally accepted accounting principles in complex or non-routine transactions. We also experienced staff turnover and an associated loss of Company-specific experience within our accounting, financial reporting and tax functions.

•	We did not maintain effective controls over our accounting for income taxes. Specifically, we did not have adequate controls designed and in place to ensure the completeness and accuracy of the deferred income tax provision and the related deferred tax assets and liabilities and the related goodwill in conformity with generally accepted accounting principles. This control deficiency resulted in the restatement of our consolidated financial statements for the five months ended December 31, 2004, the two months ended September 30, 2004 and the quarters ended March 31, 2005, June 30, 2005 and September 30, 2005.

We have taken the following actions to remediate these material weaknesses:

•	We have filled existing vacancies and we have created and filled a number of new management positions within our accounting, financial reporting and tax functions with qualified and experienced individuals. These include the following positions:

•	a new vice president, chief accounting officer hired in May 2005,

•	a new director of tax to lead our tax function hired in June 2006,

•	a new executive vice president, chief financial officer hired in August 2006,

•	a new assistant controller hired in December 2006,

•	a new director of financial reporting hired in December 2006, and

•	a number of other new accounting management personnel hired since February 2005.

These individuals collectively possess a strong background in technical accounting and the application of generally accepted accounting principles in complex or non-routine transactions, as well as a strong background in interpreting and applying income tax accounting literature and preparing income tax provisions. Management believes that we had sufficient, full-time personnel with the necessary qualifications and experience to identify and resolve complex or non-routine accounting matters, including income tax accounting, for a sufficient period of time as of December 31, 2006.

•	We improved our internal controls over accounting for income taxes by establishing detailed procedures for the preparation and review of the income tax provision, including review and oversight by our director of tax and our chief accounting officer.

Based on the remediation actions described above, management has concluded that these material weaknesses have been remediated as of December 31, 2006.

Executive Officers

For a list of the executive officers of Leap Wireless International, Inc. and employment information regarding each such officer, see the information under the heading “Executive Officers” set forth in the proxy statement to which this Appendix C is appended, which information is incorporated herein by reference.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of Leap Wireless International, Inc.

We have completed integrated audits of Leap Wireless International, Inc.’s 2006 and 2005 consolidated financial statements and of its internal control over financial reporting as of December 31, 2006, and an audit of its consolidated financial statements as of and for the five months ended December 31, 2004 in accordance with the standards of the Public Company Accounting Oversight Board (United States). Our opinions, based on our audits, are presented below.

Consolidated financial statements

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of operations, of cash flows and of stockholders’ equity (deficit) present fairly, in all material respects, the financial position of Leap Wireless International, Inc. and its subsidiaries (Successor Company) at December 31, 2006 and 2005, and the results of their operations and their cash flows for the years ended December 31, 2006 and 2005 and the five months ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit of financial statements includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the consolidated financial statements, the United States Bankruptcy Court for the Southern District of California confirmed the Company’s Fifth Amended Joint Plan of Reorganization (the “plan”) on October 22, 2003. Consummation of the plan terminated all rights and interests of equity security holders as provided for in the plan. The plan was consummated on August 16, 2004 and the Company emerged from bankruptcy. In connection with its emergence from bankruptcy, the Company adopted fresh-start accounting as of July 31, 2004.

As discussed in Note 2 and Note 9 to the consolidated financial statements, the Company changed the manner in which it accounts for share-based compensation in 2006.

As discussed in Note 2 to the consolidated financial statements, the Company changed the manner in which it accounts for site rental costs incurred during the construction period in 2006.

Internal control over financial reporting

Also, in our opinion, management’s assessment, included in the accompanying Management’s Report on Internal Control Over Financial Reporting, that the Company maintained effective internal control over financial reporting as of December 31, 2006 based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO), is fairly stated, in all material respects, based on those criteria. Furthermore, in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2006, based on criteria established in Internal Control — Integrated Framework issued by the COSO. The Company’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting. Our responsibility is to express opinions on management’s assessment and on the effectiveness of the Company’s internal control over financial reporting based on our audit. We conducted our audit of internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. An audit of internal control over financial reporting includes obtaining an understanding of internal control over financial reporting, evaluating management’s assessment, testing and evaluating the design and operating effectiveness of internal control, and performing such other procedures as we consider necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinions.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

PricewaterhouseCoopers LLP

San Diego, California
February 28, 2007,
except with respect to our opinion on the consolidated financial statements insofar as it relates to Note 14, as to which the date is March 22, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of Leap Wireless International, Inc.

In our opinion, the accompanying consolidated statements of operations, of cash flows and of stockholders’ equity (deficit) present fairly, in all material respects, the results of operations and cash flows of Leap Wireless International, Inc. and its subsidiaries (Predecessor Company) for the seven months ended July 31, 2004 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the consolidated financial statements, the Company and substantially all of its subsidiaries voluntarily filed petitions on April 13, 2003 with the United States Bankruptcy Court for the Southern District of California for reorganization under the provisions of Chapter 11 of the Bankruptcy Code. The Company’s Fifth Amended Joint Plan of Reorganization was consummated on August 16, 2004 and the Company emerged from bankruptcy. In connection with its emergence from bankruptcy, the Company adopted fresh-start accounting as of July 31, 2004.

PricewaterhouseCoopers LLP

San Diego, California
May 16, 2005,
except for Note 14 to the consolidated financial statements, as to which the date is
March 22, 2007

MANAGEMENT’S REPORT ON INTERNAL CONTROL OVER FINANCIAL REPORTING

Our management is responsible for establishing and maintaining adequate internal control over financial reporting, as such term is defined in Exchange Act Rule 13a-15(f). Our internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes those policies and procedures that: (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company, (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Company are being made only in accordance with authorizations of our management and directors, and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Under the supervision and with the participation of our management, including our Chief Executive Officer and Chief Financial Officer, we conducted an evaluation of the effectiveness of our internal control over financial reporting as of December 31, 2006 based on the criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission. Based on our evaluation under the criteria established in Internal Control — Integrated Framework, our management concluded that our internal control over financial reporting was effective as of December 31, 2006.

Management’s evaluation of the effectiveness of our internal control over financial reporting as of December 31, 2006 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report which is included herein.

LEAP WIRELESS INTERNATIONAL, INC.

CONSOLIDATED BALANCE SHEETS
(In thousands, except share data)

	December 31,	December 31,
	2006	2005

ASSETS
Cash and cash equivalents	$374,939	$293,073
Short-term investments	66,400	90,981
Restricted cash, cash equivalents and short-term investments	13,581	13,759
Inventories	90,185	37,320
Other current assets	53,527	29,237

Total current assets	598,632	464,370
Property and equipment, net	1,077,755	621,946
Wireless licenses	1,563,958	821,288
Assets held for sale	8,070	15,145
Goodwill	431,896	431,896
Other intangible assets, net	79,828	113,554
Deposits for wireless licenses	274,084	—
Other assets	58,745	38,119

Total assets	$4,092,968	$2,506,318

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable and accrued liabilities	$316,494	$167,770
Current maturities of long-term debt	9,000	6,111
Other current liabilities	74,637	49,627

Total current liabilities	400,131	223,508
Long-term debt	1,676,500	588,333
Deferred tax liabilities	149,728	141,935
Other long-term liabilities	47,608	36,424

Total liabilities	2,273,967	990,200

Minority interests	30,000	1,761

Commitments and contingencies (Note 13)
Stockholders’ equity:
Preferred stock — authorized 10,000,000 shares, $.0001 par value; no shares issued and outstanding	—	—
Common stock — authorized 160,000,000 shares, $.0001 par value; 67,892,512 and 61,202,806 shares issued and outstanding at December 31, 2006 and 2005, respectively	7	6
Additional paid-in capital	1,769,772	1,511,580
Unearned share-based compensation	—	(20,942)
Retained earnings	17,436	21,575
Accumulated other comprehensive income	1,786	2,138

Total stockholders’ equity	1,789,001	1,514,357

Total liabilities and stockholders’ equity	$4,092,968	$2,506,318

See accompanying notes to consolidated financial statements.

LEAP WIRELESS INTERNATIONAL, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

				Predecessor
	Successor Company			Company
			Five Months	Seven Months
	Year Ended	Year Ended	Ended	Ended
	December 31,	December 31,	December 31,	July 31,
	2006	2005	2004	2004

Revenues:
Service revenues	$972,781	$763,680	$285,647	$398,451
Equipment revenues	163,919	150,983	58,713	83,196

Total revenues	1,136,700	914,663	344,360	481,647

Operating expenses:
Cost of service (exclusive of items shown separately below)	(261,614)	(200,430)	(79,148)	(113,988)
Cost of equipment	(262,330)	(192,205)	(82,402)	(97,160)
Selling and marketing	(159,257)	(100,042)	(39,938)	(51,997)
General and administrative	(197,070)	(159,249)	(57,110)	(81,514)
Depreciation and amortization	(226,747)	(195,462)	(75,324)	(178,120)
Impairment of indefinite-lived intangible assets	(7,912)	(12,043)	—	—

Total operating expenses	(1,114,930)	(859,431)	(333,922)	(522,779)
Gains on sales of wireless licenses and operating assets	22,054	14,587	—	532

Operating income (loss)	43,824	69,819	10,438	(40,600)
Minority interests in consolidated subsidiaries	1,436	(31)	—	—
Interest income	23,063	9,957	1,812	—
Interest expense (contractual interest expense was $156.3 million for the seven months ended July 31, 2004)	(61,334)	(30,051)	(16,594)	(4,195)
Other income (expense), net	(2,650)	1,423	(117)	(293)

Income (loss) before reorganization items, income taxes and cumulative effect of change in accounting principle	4,339	51,117	(4,461)	(45,088)
Reorganization items, net	—	—	—	962,444

Income (loss) before income taxes and cumulative effect of change in accounting principle	4,339	51,117	(4,461)	917,356
Income tax expense	(9,101)	(21,151)	(3,930)	(4,166)

Income (loss) before cumulative effect of change in accounting principle	(4,762)	29,966	(8,391)	913,190
Cumulative effect of change in accounting principle	623	—	—	—

Net income (loss)	$(4,139)	$29,966	$(8,391)	$913,190

Basic net income (loss) per share:
Income (loss) before cumulative effect of change in accounting principle	$(0.08)	$0.50	$(0.14)	$15.58
Cumulative effect of change in accounting principle	0.01	—	—	—

Basic net income (loss) per share	$(0.07)	$0.50	$(0.14)	$15.58

Diluted net income (loss) per share:
Income (loss) before cumulative effect of change in accounting principle	$(0.08)	$0.49	$(0.14)	$15.58
Cumulative effect of change in accounting principle	0.01	—	—	—

Diluted net income (loss) per share	$(0.07)	$0.49	$(0.14)	$15.58

Shares used in per share calculations:
Basic	61,645	60,135	60,000	58,623

Diluted	61,645	61,003	60,000	58,623

See accompanying notes to consolidated financial statements.

LEAP WIRELESS INTERNATIONAL, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

				Predecessor
	Successor Company			Company
			Five Months	Seven Months
	Year Ended	Year Ended	Ended	Ended
	December 31,	December 31,	December 31,	July 31,
	2006	2005	2004	2004

Operating activities:
Net income (loss)	$(4,139)	$29,966	$(8,391)	$913,190
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Share-based compensation expense	19,959	12,245	—	—
Depreciation and amortization	226,747	195,462	75,324	178,120
Amortization of debt issuance costs	2,491	565	—	—
Loss on extinguishment of debt	6,897	1,219	—	—
Deferred income tax expense	8,367	21,088	3,823	3,370
Impairment of indefinite-lived intangible assets	7,912	12,043	—	—
Gains on sales of wireless licenses and operating assets	(22,054)	(14,587)	—	(532)
Minority interest activity	(1,436)	31	—	—
Cumulative effect of change in accounting principle	(623)	—	—	—
Reorganization items, net	—	—	—	(962,444)
Other	—	—	—	(805)
Changes in assets and liabilities:
Inventories	(52,898)	(11,504)	8,923	(17,059)
Other assets	(30,270)	3,570	(21,132)	(5,343)
Accounts payable and accrued liabilities	95,303	57,101	(4,421)	4,761
Other liabilities	34,976	1,081	15,626	12,861

Net cash provided by operating activities before reorganization activities	291,232	308,280	69,752	126,119
Net cash used for reorganization activities	—	—	—	(5,496)

Net cash provided by operating activities	291,232	308,280	69,752	120,623

Investing activities:
Purchases of property and equipment	(590,529)	(208,808)	(49,043)	(34,456)
Prepayments for purchases of property and equipment	(3,846)	(9,828)	5,102	1,215
Purchases of and deposits for wireless licenses	(1,018,832)	(243,960)	—	—
Proceeds from sales of wireless licenses and operating assets	40,372	108,800	—	2,000
Purchases of investments	(150,488)	(307,021)	(47,368)	(87,201)
Sales and maturities of investments	177,932	329,043	32,494	58,333
Changes in restricted cash, cash equivalents and short-term investments, net	(4,467)	(338)	12,537	9,810

Net cash used in investing activities	(1,549,858)	(332,112)	(46,278)	(50,299)

Financing activities:
Proceeds from long-term debt	2,260,000	600,000	—	—
Repayment of long-term debt	(1,168,944)	(418,285)	(36,727)	—
Payment of debt issuance costs	(22,864)	(6,951)	—	—
Minority interest contributions	12,402	1,000	—	—
Proceeds from issuance of common stock, net	1,119	—	—	—
Proceeds from physical settlement of forward equity sale	260,036	—	—	—
Payment of fees related to forward equity sale	(1,257)	—	—	—

Net cash provided by (used in) financing activities	1,340,492	175,764	(36,727)	—

Net increase (decrease) in cash and cash equivalents	81,866	151,932	(13,253)	70,324
Cash and cash equivalents at beginning of period	293,073	141,141	154,394	84,070

Cash and cash equivalents at end of period	$374,939	$293,073	$141,141	$154,394

See accompanying notes to consolidated financial statements.

LEAP WIRELESS INTERNATIONAL, INC.

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY (DEFICIT)
(In thousands, except share data)

						Accumulated
					Retained	Other
			Additional	Unearned	Earnings	Comprehensive
	Common Stock		Paid-In	Share-Based	(Accumulated	Income
	Shares	Amount	Capital	Compensation	Deficit)	(Loss)	Total

Predecessor Company balance at December 31, 2003	58,704,224	$6	$1,156,410	$(421)	$(2,048,431)	$(920)	$(893,356)
Components of comprehensive income:
Net income	—	—	—	—	913,190	—	913,190
Net unrealized holding gains on investments	—	—	—	—	—	47	47

Comprehensive income							913,237

Issuance of common stock under share-based compensation plans	—	—	31	—	—	—	31
Unearned share-based compensation	—	—	(1,205)	1,205	—	—	—
Amortization of share-based compensation	—	—	—	(837)	—	—	(837)
Application of fresh-start reporting:
Elimination of Predecessor Company common stock	(58,704,224)	(6)	(1,155,236)	53	—	873	(1,154,316)
Issuance of Successor Company common stock and fresh-start adjustments	60,000,000	6	1,478,392	—	1,135,241	—	2,613,639

Successor Company balance at August 1, 2004	60,000,000	6	1,478,392	—	—	—	1,478,398
Components of comprehensive loss:
Net loss	—	—	—	—	(8,391)	—	(8,391)
Net unrealized holding gains on investments	—	—	—	—	—	49	49

Comprehensive loss							(8,342)

Successor Company balance at December 31, 2004	60,000,000	6	1,478,392	—	(8,391)	49	1,470,056
Components of comprehensive income:
Net income	—	—	—	—	29,966	—	29,966
Net unrealized holding losses on investments	—	—	—	—	—	(57)	(57)
Unrealized gains on derivative instruments	—	—	—	—	—	2,146	2,146

Comprehensive income							32,055

Issuance of common stock under share-based compensation plans, net of repurchases	1,202,806	—	6,871	—	—	—	6,871
Unearned share-based compensation	—	—	26,317	(26,317)	—	—	—
Amortization of share-based compensation	—	—	—	5,375	—	—	5,375

Successor Company balance at December 31, 2005	61,202,806	6	1,511,580	(20,942)	21,575	2,138	1,514,357
Components of comprehensive loss:
Net loss	—	—	—	—	(4,139)	—	(4,139)
Net unrealized holding gains on investments	—	—	—	—	—	4	4
Unrealized losses on derivative instruments	—	—	—	—	—	(356)	(356)

Comprehensive loss							(4,491)

Cumulative effect of change in accounting principle	—	—	(623)	—	—	—	(623)
Reclassification of unearned share-based compensation related to the adoption of SFAS No. 123R	—	—	(20,942)	20,942	—	—	—
Issuance of common stock under forward sale agreements	6,440,000	1	258,679	—	—	—	258,680
Share-based compensation expense	—	—	19,959	—	—	—	19,959
Issuance of common stock under share-based compensation plans, net of repurchases	249,706	—	1,119	—	—	—	1,119

Successor Company balance at December 31, 2006	67,892,512	$7	$1,769,772	$—	$17,436	$1,786	$1,789,001

See accompanying notes to consolidated financial statements.

LEAP WIRELESS INTERNATIONAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1.  The Company

Leap Wireless International, Inc. (“Leap”), a Delaware corporation, together with its subsidiaries, is a wireless communications carrier that offers digital wireless service in the United States of America under the “Cricket®” and “JumpTM Mobile” brands. Leap conducts operations through its subsidiaries and has no independent operations or sources of operating revenue other than through dividends, if any, from its subsidiaries. Cricket and Jump Mobile services are offered by Leap’s wholly owned subsidiary, Cricket Communications, Inc. (“Cricket”). Leap, Cricket and their subsidiaries are collectively referred to herein as “the Company.” Cricket and Jump Mobile services are also offered in certain markets by Alaska Native Broadband 1 License, LLC (“ANB 1 License”) and by LCW Wireless Operations, LLC (“LCW Operations”), both of which are designated entities under Federal Communications Commission (“FCC”) regulations. Cricket owns an indirect 75% non-controlling interest in ANB 1 License through a 75% non-controlling interest in Alaska Native Broadband 1, LLC (“ANB 1”). In January 2007, Alaska Native Broadband, LLC exercised its option to sell its entire 25% controlling interest in ANB 1 to Cricket. The FCC has approved the application to transfer control of ANB 1 License to Cricket and the Company expects to close the sale transaction in the near future. Cricket also owns an indirect 73.3% non-controlling interest in LCW Operations through a 73.3% non-controlling interest in LCW Wireless, LLC (“LCW Wireless”) and an 82.5% non-controlling interest in Denali Spectrum, LLC (“Denali”), which participated in the FCC’s Auction #66 as a designated entity through its wholly owned subsidiary, Denali Spectrum License, LLC (“Denali License”).

The Company operates in a single operating segment as a wireless communications carrier that offers digital wireless service in the United States of America. As of and for the year ended December 31, 2006, all of the Company’s revenues and long-lived assets related to operations in the United States of America.

Note 2.  Basis of Presentation and Significant Accounting Policies

Basis of Presentation

The consolidated financial statements include the accounts of Leap and its wholly owned subsidiaries as well as the accounts of ANB 1, LCW Wireless and Denali and their wholly owned subsidiaries. The Company consolidates its interests in ANB 1, LCW Wireless and Denali in accordance with Financial Accounting Standards Board (“FASB”) Interpretation No. (“FIN”) 46-R, “Consolidation of Variable Interest Entities,” because these entities are variable interest entities and the Company will absorb a majority of their expected losses. All significant intercompany accounts and transactions have been eliminated in the consolidated financial statements.

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported amounts of revenues and expenses. By their nature, estimates are subject to an inherent degree of uncertainty. Actual results could differ from management’s estimates.

Certain prior period amounts have been reclassified to conform to the current year presentation.

Revenues

Cricket’s business revenues principally arise from the sale of wireless services, handsets and accessories. Wireless services are generally provided on a month-to-month basis. Cricket service offers customers unlimited wireless service in their Cricket service area for a flat monthly rate, and Jump Mobile service offers customers a per-minute prepaid service. The Company does not require any of its customers to sign fixed-term service commitments or submit to a credit check, and therefore some of its customers may be more likely to terminate service for inability to pay than the customers of other wireless providers. Amounts received in advance for wireless services from customers who pay in advance of their billing cycle are initially recorded as deferred revenues and are recognized as service revenues as services are rendered. Service revenues for customers who pay in arrears are recognized only

LEAP WIRELESS INTERNATIONAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

after the service has been rendered and payment has been received. Starting in May 2006, all new and reactivating customers are required to pay for their service in advance.

Equipment revenues arise from the sale of handsets and accessories. Revenues and related costs from the sale of handsets are recognized when service is activated by customers. Revenues and related costs from the sale of accessories are recognized at the point of sale. The costs of handsets and accessories sold are recorded in cost of equipment. Sales of handsets to third-party dealers and distributors are recognized as equipment revenues when service is activated by customers, as the Company is currently unable to reliably estimate the level of price reductions ultimately available to such dealers and distributors until the handsets are sold through to customers. Handsets sold to third-party dealers and distributors are recorded as inventory until they are sold to and activated by customers.

Sales incentives offered without charge to customers and volume-based incentives paid to the Company’s third-party dealers and distributors are recognized as a reduction of revenue and as a liability when the related service or equipment revenue is recognized. Customers have limited rights to return handsets and accessories based on time and/or usage. Customer returns of handsets and accessories have historically been insignificant.

Costs and Expenses

The Company’s costs and expenses include:

Cost of Service.  The major components of cost of service are: charges from other communications companies for long distance, roaming and content download services provided to the Company’s customers; charges from other communications companies for their transport and termination of calls originated by the Company’s customers and destined for customers of other networks; and expenses for tower and network facility rent, engineering operations, field technicians and related utility and maintenance charges, and salary and overhead charges associated with these functions.

Cost of Equipment.  Cost of equipment primarily includes the cost of handsets and accessories purchased from third-party vendors and resold to the Company’s customers in connection with its services, as well as lower of cost or market write-downs associated with excess and damaged handsets and accessories.

Selling and Marketing.  Selling and marketing expenses primarily include advertising, promotional and public relations costs associated with acquiring new customers, store operating costs such as retail associates’ salaries and rent, and overhead charges associated with selling and marketing functions.

General and Administrative.  General and administrative expenses primarily include call center and other customer care program costs and salary and overhead costs associated with the Company’s customer care, billing, information technology, finance, human resources, accounting, legal and executive functions.

Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity at the time of purchase of three months or less to be cash equivalents. The Company invests its cash with major financial institutions in money market funds, short-term U.S. Treasury securities, obligations of U.S. Government agencies and other securities such as prime-rated short-term commercial paper and investment grade corporate fixed-income securities. The Company has not experienced any significant losses on its cash and cash equivalents.

Short-Term Investments

Short-term investments consist of highly liquid, fixed-income investments with an original maturity at the time of purchase of greater than three months, such as prime-rated commercial paper, certificates of deposit and investment grade corporate fixed-income securities such as obligations of U.S. Government agencies.

LEAP WIRELESS INTERNATIONAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Investments are classified as available-for-sale and stated at fair value as determined by the most recently traded price of each security at each balance sheet date. The net unrealized gains or losses on available-for-sale securities are reported as a component of comprehensive income (loss). The specific identification method is used to compute the realized gains and losses on investments. Investments are periodically reviewed for impairment. If the carrying value of an investment exceeds its fair value and the decline in value is determined to be other-than-temporary, an impairment loss is recognized for the difference.

Restricted Cash, Cash Equivalents and Short-Term Investments

Restricted cash, cash equivalents and short-term investments consist primarily of amounts that the Company has set aside to satisfy remaining allowed administrative claims and allowed priority claims against Leap and Cricket following their emergence from bankruptcy and investments in money market accounts or certificates of deposit that have been pledged to secure operating obligations.

Inventories

Inventories consist of handsets and accessories not yet placed into service and units designated for the replacement of damaged customer handsets, and are stated at the lower of cost or market using the first-in, first-out method.

Property and Equipment

Property and equipment are initially recorded at cost. Additions and improvements are capitalized, while expenditures that do not enhance the asset or extend its useful life are charged to operating expenses as incurred. Depreciation is applied using the straight-line method over the estimated useful lives of the assets once the assets are placed in service.

The following table summarizes the depreciable lives for property and equipment (in years):

Depreciable Life

Network equipment:
Switches	10
Switch power equipment	15
Cell site equipment, and site acquisitions and improvements	7
Towers	15
Antennae	3
Computer hardware and software	3-5
Furniture, fixtures, retail and office equipment	3-7

The Company’s network construction expenditures are recorded as construction-in-progress until the network or assets are placed in service, at which time the assets are transferred to the appropriate property or equipment category. As a component of construction-in-progress, the Company capitalizes interest and salaries and related costs of engineering and technical operations employees, to the extent time and expense are contributed to the construction effort, during the construction period. Interest is capitalized on the carrying values of both wireless licenses and equipment during the construction period and is depreciated over an estimated useful life of 10 years. During the years ended December 31, 2006 and 2005, the Company capitalized interest of $16.7 million and $8.7 million, respectively, to property and equipment. The Company did not capitalize any interest during the year ended December 31, 2004. Starting on January 1, 2006, site rental costs incurred during the construction period are recognized as rental expense in accordance with FASB Staff Position No. FAS 13-1, “Accounting for Rental Costs Incurred During a Construction Period.” Prior to fiscal 2006, such rental costs were capitalized as construction-in-progress. Site rental costs expensed during the year ended December 31, 2006 were $6.9 million. Site rental costs capitalized as construction-in-progress were insignificant during the year ended December 31, 2005.

LEAP WIRELESS INTERNATIONAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Property and equipment to be disposed of by sale is not depreciated and is carried at the lower of carrying value or fair value less costs to sell. At December 31, 2006, there was no property and equipment classified as assets held for sale. At December 31, 2005, property and equipment with a net book value of $5.4 million was classified as assets held for sale.

Wireless Licenses

Wireless licenses are initially recorded at cost and are not amortized. Wireless licenses are considered to be indefinite-lived intangible assets because the Company expects to continue to provide wireless service using the relevant licenses for the foreseeable future, and wireless licenses may be renewed every ten to fifteen years for a nominal fee. Wireless licenses to be disposed of by sale are carried at the lower of carrying value or fair value less costs to sell. At December 31, 2006 and 2005, wireless licenses with a carrying value of $8.1 million and $8.2 million, respectively, were classified as assets held for sale.

Goodwill and Other Intangible Assets

Goodwill represents the excess of reorganization value over the fair value of identified tangible and intangible assets recorded in connection with fresh-start reporting as of July 31, 2004. Other intangible assets were recorded upon adoption of fresh-start reporting and consist of customer relationships and trademarks which are being amortized on a straight-line basis over their estimated useful lives of four and fourteen years, respectively. At December 31, 2006, there were no other intangible assets classified as assets held for sale. At December 31, 2005, other intangible assets with a net book value of $1.5 million were classified as assets held for sale.

Impairment of Long-Lived Assets

The Company assesses potential impairments to its long-lived assets, including property and equipment and certain intangible assets, when there is evidence that events or changes in circumstances indicate that the carrying value may not be recoverable. An impairment loss may be required to be recognized when the undiscounted cash flows expected to be generated by a long-lived asset (or group of such assets) is less than its carrying value. Any required impairment loss would be measured as the amount by which the asset’s carrying value exceeds its fair value and would be recorded as a reduction in the carrying value of the related asset and charged to results of operations.

Impairment of Indefinite-Lived Intangible Assets

The Company assesses potential impairments to its indefinite-lived intangible assets, including goodwill and wireless licenses, annually and when there is evidence that events or changes in circumstances indicate that an impairment condition may exist. The Company’s wireless licenses in its operating markets are combined into a single unit of accounting for purposes of testing impairment because management believes that these wireless licenses as a group represent the highest and best use of the assets, and the value of the wireless licenses would not be significantly impacted by a sale of one or a portion of the wireless licenses, among other factors. The Company’s non-operating wireless licenses are tested for impairment on an individual basis. For its indefinite-lived intangible assets and wireless licenses, an impairment loss is recognized when the fair value of the asset is less than its carrying value and is measured as the amount by which the asset’s carrying value exceeds its fair value. The goodwill impairment test is a two step process. First, the book value of the Company’s net assets, which are combined into a single reporting unit for purposes of the impairment testing of goodwill, are compared to the fair value of the Company’s net assets. If the fair value is determined to be less than book value, a second step is performed to compute the amount of impairment. Any required impairment losses would be recorded as a reduction in the carrying value of the related asset and charged to results of operations. The Company conducts its annual tests for impairment during the third quarter of each year. As a result of the annual impairment tests of wireless licenses, the Company recorded impairment charges of $4.7 million and $0.7 million during the years ended December 31, 2006 and 2005, respectively, to reduce the carrying values of certain non-operating wireless licenses to their estimated

LEAP WIRELESS INTERNATIONAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

fair values. Estimates of the fair value of the Company’s wireless licenses are based primarily on available market prices, including selling prices observed in wireless license transactions and successful bid prices in FCC auctions.

During the years ended December 31, 2006 and 2005, the Company recorded impairment charges of $3.2 million and $11.3 million to reduce the carrying values of certain non-operating wireless licenses to their estimated fair values as a result of sales transactions.

Derivative Instruments and Hedging Activities

From time to time, the Company hedges the cash flows and fair values of a portion of its long-term debt using interest rate swaps. The Company enters into these derivative contracts to manage its exposure to interest rate changes by achieving a desired proportion of fixed rate versus variable rate debt. In an interest rate swap, the Company agrees to exchange the difference between a variable interest rate and either a fixed or another variable interest rate, multiplied by a notional principal amount. The Company does not use derivative instruments for trading or other speculative purposes.

The Company records all derivatives in other assets or other liabilities on its consolidated balance sheet at their fair values. If the derivative is designated as a fair value hedge and the hedging relationship qualifies for hedge accounting, changes in the fair values of both the derivative and the hedged portion of the debt are recognized in interest expense in the Company’s consolidated statement of operations. If the derivative is designated as a cash flow hedge and the hedging relationship qualifies for hedge accounting, the effective portion of the change in fair value of the derivative is recorded in other comprehensive income (loss) and reclassified to interest expense when the hedged debt affects interest expense. The ineffective portion of the change in fair value of the derivative qualifying for hedge accounting and changes in the fair values of derivative instruments not qualifying for hedge accounting are recognized in interest expense in the period of the change.

At inception of the hedge and quarterly thereafter, the Company performs a qualitative assessment to determine whether changes in the fair values or cash flows of the derivatives are deemed highly effective in offsetting changes in the fair values or cash flows of the hedged items. If at any time subsequent to the inception of the hedge, the correlation assessment indicates that the derivative is no longer highly effective as a hedge, the Company discontinues hedge accounting and recognizes all subsequent derivative gains and losses in results of operations.

Concentrations

The Company generally relies on one key vendor for billing services and one key vendor for handset logistics. Loss or disruption of these services could adversely affect the Company’s business.

Operating Leases

Rent expense is recognized on a straight-line basis over the initial lease term and those renewal periods that are reasonably assured as determined at lease inception. The difference between rent expense and rent paid is recorded as deferred rent and is included in other long-term liabilities in the consolidated balance sheets. Rent expense totaled $85.8 million and $59.3 million for the years ended December 31, 2006 and 2005, respectively, and $24.1 million and $31.7 million for the five months ended December 31, 2004 and the seven months ended July 31, 2004, respectively.

Asset Retirement Obligations

The Company recognizes an asset retirement obligation and an associated asset retirement cost when it has a legal obligation in connection with the retirement of tangible long-lived assets. These obligations arise from certain of the Company’s leases and relate primarily to the cost of removing its equipment from such lease sites and restoring the sites to their original condition. When the liability is initially recorded, the Company capitalizes the

LEAP WIRELESS INTERNATIONAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

cost of the asset retirement obligation by increasing the carrying amount of the related long-lived asset. The liability is initially recorded at its present value and is accreted to its then present value each period, and the capitalized cost is depreciated over the useful life of the related asset. Accretion expense is recorded in cost of service in the consolidated statements of operations. Upon settlement of the obligation, any difference between the cost to retire the asset and the liability recorded is recognized in operating expenses in the consolidated statements of operations.

The following table summarizes the Company’s asset retirement obligations as of and for the years ended December 31, 2006 and 2005 (in thousands):

	Year Ended December 31,
	2006	2005

Asset retirement obligations, beginning of year	$13,961	$12,726
Liabilities incurred	5,174	615
Liabilities settled	(263)	(703)
Accretion expense	1,617	1,323

Asset retirement obligations, end of year	$20,489	$13,961

Debt Issuance Costs

Debt issuance costs are amortized and recognized as interest expense under the effective interest method over the expected term of the related debt. Unamortized debt issuance costs related to extinguished debt are expensed at the time the debt is extinguished and recorded in other income (expense), net in the consolidated statements of operations.

Fair Value of Financial Instruments

The carrying values of certain of the Company’s financial instruments, including cash equivalents, short-term investments, accounts receivable, accounts payable and accrued liabilities, approximate fair value due to their short-term maturities. The carrying values of the Company’s term loans approximate their fair values due to the floating rates of interest on such loans. The carrying value of the Company’s unsecured senior notes approximates fair value as they were issued just prior to December 31, 2006.

Advertising Costs

Advertising costs are expensed as incurred. Advertising costs totaled $48.0 million and $25.8 million for the years ended December 31, 2006 and 2005, respectively, and $13.4 million and $12.5 million for the five months ended December 31, 2004 and the seven months ended July 31, 2004, respectively.

Share-Based Compensation

Effective January 1, 2006, the Company began accounting for share-based awards exchanged for employee services in accordance with SFAS No. 123R, “Share-Based Payment” (“SFAS 123R”). Under SFAS 123R, share-based compensation cost is measured at the grant date, based on the estimated fair value of the award, and is recognized as expense over the employee’s requisite service period. Prior to 2006, the Company recognized compensation expense for employee share-based awards based on their intrinsic value on the grant date pursuant to Accounting Principles Board Opinion No. 25 (“APB 25”), “Accounting for Stock Issued to Employees,” and provided the required pro forma disclosures of SFAS No. 123, “Accounting for Stock-Based Compensation” (“SFAS 123”).

The Company adopted SFAS 123R using the modified prospective approach under SFAS 123R and, as a result, has not retroactively adjusted results from prior periods. The valuation provisions of SFAS 123R apply to new

LEAP WIRELESS INTERNATIONAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

awards and to awards that are outstanding on the effective date and subsequently modified or cancelled. Compensation expense, net of estimated forfeitures, for awards outstanding on the effective date is recognized over the remaining service period using the compensation cost calculated for pro forma disclosure purposes in prior periods.

Income Taxes

The Company provides for income taxes in each of the jurisdictions in which it operates. This process involves estimating the actual current tax expense and any deferred income tax expense resulting from temporary differences arising from differing treatments of items for tax and accounting purposes. These temporary differences result in deferred tax assets and liabilities. Deferred tax assets are also established for the expected future tax benefits to be derived from net operating loss and capital loss carryforwards.

The Company must then assess the likelihood that its deferred tax assets will be recovered from future taxable income. To the extent that the Company believes it is more likely than not that its deferred tax assets will not be recovered, it must establish a valuation allowance. The Company considers all available evidence, both positive and negative, including the Company’s historical operating losses, to determine the need for a valuation allowance. The Company has recorded a full valuation allowance on its net deferred tax asset balances for all periods presented because of uncertainties related to utilization of the deferred tax assets. Deferred tax liabilities associated with wireless licenses, tax goodwill and investments in certain joint ventures cannot be considered a source of taxable income to support the realization of deferred tax assets, because these deferred tax liabilities will not reverse until some indefinite future period. At such time as the Company determines that it is more likely than not that the deferred tax assets are realizable, the valuation allowance will be reduced. Pursuant to American Institute of Certified Public Accountants’ Statement of Position (“SOP”) 90-7, “Financial Reporting by Entities in Reorganization under the Bankruptcy Code” (“SOP 90-7”), future decreases in the valuation allowance established in fresh-start reporting will be accounted for as a reduction in goodwill rather than as a reduction of tax expense.

Basic and Diluted Earnings (Loss) Per Share

Basic earnings (loss) per share is calculated by dividing net income (loss) by the weighted-average number of common shares outstanding during the period. Diluted earnings per share is computed based on the weighted-average number of common shares outstanding during the period increased by the weighted-average number of dilutive common share equivalents outstanding during the period, using the treasury stock method. Dilutive securities are comprised of stock options, restricted stock awards and warrants.

Fresh-Start Reporting and Reorganization Items

On April 13, 2003 (the “Petition Date”), Leap, Cricket and substantially all of their subsidiaries filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code (“Chapter 11”). On August 16, 2004 (the “Effective Date”), the Fifth Amended Joint Plan of Reorganization of Leap, Cricket and their debtor subsidiaries (the “Plan of Reorganization”) became effective and the Company emerged from Chapter 11 bankruptcy. On that date, a new Board of Directors of Leap was appointed, Leap’s previously existing stock, options and warrants were cancelled, and Leap issued 60 million shares of new Leap common stock for distribution to two classes of creditors. As of the Petition Date and through the adoption of fresh-start reporting on July 31, 2004, the Company implemented SOP 90-7. In accordance with SOP 90-7, the Company separately reported certain expenses, realized gains and losses and provisions for losses related to the Chapter 11 filings as reorganization items. In addition, commencing as of the Petition Date and continuing while in bankruptcy, the Company ceased accruing interest and amortizing debt discounts and debt issuance costs for its pre-petition debt that was subject to compromise, which included debt with a book value totaling approximately $2.4 billion as of the Petition Date.

The Company adopted the fresh-start reporting provisions of SOP 90-7 as of July 31, 2004. Under fresh-start reporting, a new entity is deemed to be created for financial reporting purposes. Therefore, as used in these

LEAP WIRELESS INTERNATIONAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

consolidated financial statements, the Company is referred to as the “Predecessor Company” for periods on or prior to July 31, 2004 and is referred to as the “Successor Company” for periods after July 31, 2004, after giving effect to the implementation of fresh-start reporting. The financial statements of the Successor Company are not comparable in many respects to the financial statements of the Predecessor Company because of the effects of the consummation of the Plan of Reorganization as well as the adjustments for fresh-start reporting.

Under SOP 90-7, reorganization value represents the fair value of the entity before considering liabilities and approximates the amount a willing buyer would pay for the assets of the entity immediately after the reorganization. In implementing fresh-start reporting, the Company allocated its reorganization value to the fair value of its assets in conformity with procedures specified by SFAS No. 141, “Business Combinations,” and stated its liabilities, other than deferred taxes, at the present value of amounts expected to be paid. The amount remaining after allocation of the reorganization value to the fair value of the Company’s identified tangible and intangible assets is reflected as goodwill, which is subject to periodic evaluation for impairment. In addition, under fresh-start reporting, the Company’s accumulated deficit was eliminated and new equity was issued according to the Plan of Reorganization.

The following table summarizes the components of reorganization items, net, in the Predecessor Company’s consolidated statements of operations (in thousands):

Seven Months
Ended
July 31, 2004

Professional fees	$(5,005)
Gain on settlement of liabilities	2,500
Adjustment of liabilities to allowed amounts	(360)
Post-petition interest income	1,436
Net gain on discharge of liabilities and the net effect of application of fresh-start reporting	963,873

Total reorganization items, net	$962,444

Recent Accounting Pronouncements

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value in accounting principles generally accepted in the United States of America and expands disclosure about fair value measurements. The Company will be required to adopt SFAS 157 in the first quarter of fiscal year 2008. The Company is currently evaluating what impact, if any, SFAS 157 will have on its consolidated financial statements.

In July 2006, the FASB issued FIN 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109.” This Interpretation prescribes a recognition threshold and measurement standard for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return, and provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. The Company will be required to adopt this Interpretation in the first quarter of fiscal year 2007. The Company continues to evaluate the impact of FIN 48 on its consolidated financial statements, but it does not expect adoption of the Interpretation will have a material impact.

LEAP WIRELESS INTERNATIONAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3.  Financial Instruments

Short-Term Investments

As of December 31, 2006 and 2005, all of the Company’s short-term investments were debt securities with contractual maturities of less than one year, and were classified as available-for-sale. Available-for-sale securities were comprised as follows at December 31, 2006 and 2005 (in thousands):

	As of December 31, 2006
		Unrealized	Unrealized
	Cost	Gain	Loss	Fair Value

Asset-backed commercial paper	$42,498	$—	$(5)	$42,493
Commercial paper	8,238	—	—	8,238
Certificate of deposit	15,669	—	—	15,669

	$66,405	$—	$(5)	$66,400

	As of December 31, 2005
		Unrealized	Unrealized
	Cost	Gain	Loss	Fair Value

Commercial paper	$49,884	$—	$(2)	$49,882
U.S. government or government agency securities	40,857	3	(11)	40,849
Certificate of deposit	250	—	—	250

	$90,991	$3	$(13)	$90,981

Note 4.	Supplementary Financial Information

Supplementary Balance Sheet Information (in thousands):

	As of December 31,
	2006	2005

Other current assets:
Accounts receivable, net	$37,422	$17,397
Prepaid expenses	11,808	9,884
Other	4,297	1,956

	$53,527	$29,237

Property and equipment, net:
Network equipment	$1,134,807	$654,993
Computer equipment and other	93,816	38,778
Construction-in-progress	237,813	134,929

	1,466,436	828,700
Accumulated depreciation	(388,681)	(206,754)

	$1,077,755	$621,946

LEAP WIRELESS INTERNATIONAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	As of December 31,
	2006	2005

Other intangible assets, net:
Customer relationships	$124,715	$124,715
Trademarks	37,000	37,000

	161,715	161,715
Accumulated amortization customer relationships	(75,500)	(44,417)
Accumulated amortization trademarks	(6,387)	(3,744)

	$79,828	$113,554

Amortization expense for other intangible assets for the years ended December 31, 2006, 2005 and 2004 was $33.7 million, $34.5 million and $14.5 million, respectively. Estimated amortization expense for intangible assets for 2007 through 2011 is $33.7 million, $20.8 million, $2.7 million, $2.7 million and $2.7 million, respectively, and thereafter totals $17.2 million.

Accounts payable and accrued liabilities:
Trade accounts payable	$218,019	$117,140
Accrued payroll and related benefits	29,450	13,185
Other accrued liabilities	69,025	37,445

	$316,494	$167,770

Other current liabilities:
Accrued sales, telecommunications, property and other taxes payable	$26,899	$22,281
Deferred revenue	27,933	21,391
Accrued interest	13,671	—
Other	6,134	5,955

	$74,637	$49,627

LEAP WIRELESS INTERNATIONAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Supplementary Cash Flow Information (in thousands):

				Predecessor
	Successor Company			Company
	Year	Year	Five Months	Seven Months
	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	July 31,
	2006	2005	2004	2004

Supplementary disclosure of cash flow information:
Cash paid for interest	$61,360	$55,653	$8,227	$—
Cash paid for income taxes	1,034	305	240	76
Cash provided by (paid for) reorganization activities:
Payments to Leap Creditor Trust	—	—	—	(990)
Payments for professional fees	—	—	—	(7,975)
Cure payments, net	—	—	—	1,984
Interest income	—	—	—	1,485
Supplementary disclosure of non-cash investing activities:
Contribution of wireless licenses	$16,100	$—	$—	$—

Note 5.	Earnings Per Share

A reconciliation of weighted-average shares outstanding used in calculating basic and diluted earnings per share is as follows (in thousands):

				Predecessor
	Successor Company			Company
	Year	Year	Five Months	Seven Months
	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	July 31,
	2006	2005	2004	2004

Weighted-average shares outstanding — basic earnings per share	61,645	60,135	60,000	58,623
Effect of dilutive securities:
Stock options	—	130	—	—
Restricted stock awards	—	472	—	—
Warrants	—	266	—	—

Adjusted weighted-average shares outstanding — diluted earnings per share	61,645	61,003	60,000	58,623

The number of shares not included in the computation of diluted net income (loss) per share because their effect would have been antidilutive totaled 4.9 million for the year ended December 31, 2006, 0.5 million for the year ended December 31, 2005, 0.6 million for the five months ended December 31, 2004 and 11.7 million for the seven months ended July 31, 2004.

LEAP WIRELESS INTERNATIONAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 6.	Long-Term Debt

Long-term debt at December 31, 2006 and 2005 was comprised of the following (in thousands):

	As of December 31,
	2006	2005

Term loans under senior secured credit facilities	$935,500	$594,444
Senior notes	750,000	—

	1,685,500	594,444
Current maturities of long-term debt	(9,000)	(6,111)

	$1,676,500	$588,333

Senior Secured Credit Facilities

The Company’s amended and restated senior secured credit agreement (the “Credit Agreement”) includes a $900 million term loan and an undrawn $200 million revolving credit facility available until June 2011. Under the Credit Agreement, the term loan bears interest at the London Interbank Offered Rate (LIBOR) plus 2.75 percent, with interest periods of one, two, three or six months, or at the bank base rate plus 1.75 percent, as selected by the Company, with the rate subject to adjustment based on Leap’s corporate family debt rating. Outstanding borrowings under the term loan must be repaid in 24 quarterly payments of $2.25 million each, which commenced September 30, 2006, followed by four quarterly payments of $211.5 million each, commencing September 30, 2012.

The maturity date for outstanding borrowings under the revolving credit facility is June 16, 2011. The commitment of the lenders under the revolving credit facility may be reduced in the event mandatory prepayments are required under the Credit Agreement. The commitment fee on the revolving credit facility is payable quarterly at a rate of between 0.25 and 0.50 percent per annum, depending on the Company’s consolidated senior secured leverage ratio. Borrowings under the revolving credit facility would currently accrue interest at LIBOR plus 2.75 percent or the bank base rate plus 1.75 percent, as selected by the Company, with the rate subject to adjustment based on the Company’s consolidated senior secured leverage ratio.

The facilities under the Credit Agreement are guaranteed by Leap and all of its direct and indirect domestic subsidiaries (other than Cricket, which is the primary obligor, and ANB 1, LCW Wireless and Denali and their respective subsidiaries) and are secured by substantially all of the present and future personal property and owned real property of Leap, Cricket and such direct and indirect domestic subsidiaries. Under the Credit Agreement, the Company is subject to certain limitations, including limitations on its ability to: incur additional debt or sell assets, with restrictions on the use of proceeds; make certain investments and acquisitions; grant liens; pay dividends; and make certain other restricted payments. In addition, the Company will be required to pay down the facilities under certain circumstances if it issues debt, sells assets or property, receives certain extraordinary receipts or generates excess cash flow (as defined in the Credit Agreement). The Company is also subject to a financial covenant with respect to a maximum consolidated senior secured leverage ratio and, if a revolving credit loan or uncollateralized letter of credit is outstanding, with respect to a minimum consolidated interest coverage ratio, a maximum consolidated leverage ratio and a minimum consolidated fixed charge ratio. In addition to investments in joint ventures relating to the FCC’s recent Auction #66, the Credit Agreement allows the Company to invest up to $325 million in ANB 1 and ANB 1 License, up to $85 million in LCW Wireless and its subsidiaries, and up to $150 million plus an amount equal to an available cash flow basket in other joint ventures, and allows the Company to provide limited guarantees for the benefit of ANB 1, LCW Wireless and other joint ventures.

Affiliates of Highland Capital Management, L.P. (a beneficial stockholder of Leap and an affiliate of James D. Dondero, a director of Leap) participated in the syndication of the Credit Agreement in initial amounts equal to $225 million of the term loan and $40 million of the revolving credit facility, and Highland Capital Management received a syndication fee of $0.3 million in connection with its participation.

LEAP WIRELESS INTERNATIONAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

At December 31, 2006, the effective interest rate on the term loan was 7.7%, including the effect of interest rate swaps, and the outstanding indebtedness was $895.5 million. The terms of the Credit Agreement require the Company to enter into interest rate swap agreements in a sufficient amount so that at least 50% of the Company’s outstanding indebtedness for borrowed money bears interest at a fixed rate. The Company has entered into interest rate swap agreements with respect to $355 million of its debt. These swap agreements effectively fix the interest rate on $250 million of indebtedness at 6.7% and $105 million of indebtedness at 6.8% through June 2007 and 2009, respectively. The fair value of the swap agreements at December 31, 2006 and 2005 was $3.2 million and $3.5 million, respectively, and was recorded in other assets in the consolidated balance sheets.

In October 2006, LCW Operations entered into a senior secured credit agreement consisting of two term loans for $40 million in the aggregate. The loans bear interest at LIBOR plus the applicable margin ranging from 2.70% to 6.33%. At December 31, 2006, the effective interest rate on the term loans was 9.6%, and the outstanding indebtedness was $40 million. The obligations under the loans are guaranteed by LCW Wireless and LCW Wireless License, LLC, a wholly owned subsidiary of LCW Operations (and are non-recourse to Leap, Cricket and their other subsidiaries). Outstanding borrowings under the term loans must be repaid in varying quarterly installments starting in June 2008, with an aggregate final payment of $24.5 million due in June 2011. Under the senior secured credit agreement, LCW Operations and the guarantors are subject to certain limitations, including limitations on their ability to: incur additional debt or sell assets; make certain investments; grant liens; pay dividends; and make certain other restricted payments. In addition, LCW Operations will be required to pay down the facilities under certain circumstances if it or the guarantors issue debt, sell assets or generate excess cash flow. The senior secured credit agreement requires that LCW Operations and the guarantors comply with financial covenants related to earnings before interest, taxes, depreciation and amortization, gross additions of subscribers, minimum cash and cash equivalents and maximum capital expenditures, among other things.

Long-term debt at December 31, 2005 consisted of a senior secured credit agreement which included term loans with an aggregate outstanding balance of $594.4 million and an undrawn $110 million revolving credit facility. A portion of the proceeds from the new term loan under the Credit Agreement was used to repay these existing term loans in June 2006. Upon repayment of the existing term loans and execution of the new revolving credit facility, the Company wrote off unamortized deferred debt issuance costs related to the existing credit agreement of $5.6 million to other expense.

Senior Notes

In October 2006, Cricket issued $750 million of unsecured senior notes due in 2014. The notes bear interest at the rate of 9.375% per year, payable semi-annually in cash in arrears beginning in May 2007. The notes are guaranteed on an unsecured senior basis by Leap and each of its existing and future domestic subsidiaries (other than Cricket, which is the issuer of the notes, and ANB 1, LCW Wireless and Denali and their respective subsidiaries) that guarantee indebtedness for money borrowed of Leap, Cricket or any subsidiary guarantor. Currently, such guarantors include Leap and each of its direct or indirect wholly owned domestic subsidiaries, excluding Cricket. The notes and the guarantees are Leap’s, Cricket’s and the guarantors’ general senior unsecured obligations and rank equally in right of payment with all of Leap’s, Cricket’s and the guarantors’ existing and future unsubordinated unsecured indebtedness. The notes and the guarantees are effectively junior to Leap’s, Cricket’s and the guarantors’ existing and future secured obligations, including those under the Credit Agreement, to the extent of the value of the assets securing such obligations, as well as to future liabilities of Leap’s and Cricket’s subsidiaries that are not guarantors and of ANB 1, LCW Wireless and Denali and their respective subsidiaries. In addition, the notes and the guarantees are senior in right of payment to any of Leap’s, Cricket’s and the guarantors’ future subordinated indebtedness. The Company is required to offer to exchange the notes for identical notes that have been registered with the Securities and Exchange Commission in 2007.

Prior to November 1, 2009, Cricket may redeem up to 35% of the aggregate principal amount of the notes at a redemption price of 109.375% of the principal amount thereof, plus accrued and unpaid interest and additional

LEAP WIRELESS INTERNATIONAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

interest, if any, thereon to the redemption date, from the net cash proceeds of specified equity offerings. Prior to November 1, 2010, Cricket may redeem the notes, in whole or in part, at a redemption price equal to 100% of the principal amount thereof plus the applicable premium and any accrued and unpaid interest. The applicable premium is calculated as the greater of (i) 1.0% of the principal amount of such notes and (ii) the excess of (a) the present value at such date of redemption of (1) the redemption price of such notes at November 1, 2010 plus (2) all remaining required interest payments due on such notes through November 1, 2010 (excluding accrued but unpaid interest to the date of redemption), computed using a discount rate equal to the Treasury Rate plus 50 basis points, over (b) the principal amount of such notes. The notes may be redeemed, in whole or in part, at any time on or after November 1, 2010, at a redemption price of 104.688% and 102.344% of the principal amount thereof if redeemed during the twelve months ending October 31, 2011 and 2012, respectively, or at 100% of the principal amount if redeemed during the twelve months ending October 31, 2013 or thereafter, plus accrued and unpaid interest. If a “change of control” (as defined in the indenture governing the notes) occurs, each holder of the notes may require Cricket to repurchase all of such holder’s notes at a purchase price equal to 101% of the principal amount of the notes, plus accrued and unpaid interest.

The indenture governing the notes limits, among other things, Leap’s, Cricket’s and the guarantors’ ability to: incur additional debt; create liens or other encumbrances; place limitations on distributions from restricted subsidiaries; pay dividends; make investments; prepay subordinated indebtedness or make other restricted payments; issue or sell capital stock of restricted subsidiaries; issue guarantees; sell assets; enter into transactions with its affiliates; and make acquisitions or merge or consolidate with another entity.

Affiliates of Highland Capital Management, L.P. (a beneficial stockholder of Leap and an affiliate of James D. Dondero, a director of Leap) purchased an aggregate of $25.0 million principal amount of senior notes in the Company’s offering.

Note 7.	Income Taxes

The components of the Company’s income tax provision are summarized as follows (in thousands):

				Predecessor
	Successor Company			Company
			Five Months	Seven Months
	Year Ended	Year Ended	Ended	Ended
	December 31,	December 31,	December 31,	July 31,
	2006	2005	2004	2004

Current provision:
Federal	$713	$—	$—	$—
State	21	63	107	13

	734	63	107	13

Deferred provision:
Federal	6,973	17,571	3,186	3,725
State	1,394	3,517	637	428

	8,367	21,088	3,823	4,153

	$9,101	$21,151	$3,930	$4,166

LEAP WIRELESS INTERNATIONAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

A reconciliation of the amounts computed by applying the statutory federal income tax rate to income before income taxes to the amounts recorded in the consolidated statements of operations is summarized as follows (in thousands):

				Predecessor
	Successor Company			Company
			Five Months	Seven Months
	Year Ended	Year Ended	Ended	Ended
	December 31,	December 31,	December 31,	July 31,
	2006	2005	2004	2004

Amounts computed at statutory federal rate	$1,737	$17,891	$(1,561)	$321,075
Non-deductible expenses	421	929	2,096	175
State income tax, net of federal benefit	383	2,285	171	287
Net tax expense related to wireless licenses and tax-deductible goodwill	—	—	3,224	—
Net tax expense related to joint venture	1,335	—	—	—
Gain on reorganization and adoption of fresh-start reporting	—	—	—	(337,422)
Other	—	46	—	—
Change in valuation allowance	5,225	—	—	20,051

	$9,101	$21,151	$3,930	$4,166

The components of the Company’s deferred tax assets (liabilities) are summarized as follows (in thousands):

	As of December 31,
	2006	2005

Deferred tax assets:
Net operating loss carryforwards	$164,967	$174,802
Wireless licenses	41,854	59,639
Capital loss carryforwards	29,592	14,141
Reserves and allowances	12,446	10,027
Share-based compensation	9,006	2,110
Deferred rent and deferred loan costs	6,419	—
Property and equipment	—	3,476
Other	4,125	3,750

Gross deferred tax assets	268,409	267,945
Deferred tax liabilities:
Intangible assets	(31,168)	(45,171)
Property and equipment	(7,680)	—
Deferred tax on unrealized gains	(1,243)	(1,382)
Other	(390)	—

Net deferred tax assets	227,928	221,392
Valuation allowance	(227,928)	(221,392)

LEAP WIRELESS INTERNATIONAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	As of December 31,
	2006	2005

Other deferred tax liabilities:
Wireless licenses	(139,278)	(136,364)
Goodwill	(6,169)	(3,616)
Investment in joint venture	(2,900)	—

Net deferred tax liabilities	$(148,347)	$(139,980)

Deferred tax assets (liabilities) are reflected in the accompanying consolidated balance sheets as follows (in thousands):

	As of December 31,
	2006	2005

Current deferred tax assets (included in other current assets)	$1,381	$1,955
Long-term deferred tax liability	(149,728)	(141,935)

	$(148,347)	$(139,980)

As of December 31, 2006 and 2005, the Company established a full valuation allowance against its net deferred tax assets due to the uncertainty surrounding the realization of such assets. The valuation allowance is based on available evidence, including the Company’s historical operating losses. Deferred tax liabilities associated with wireless licenses, tax goodwill and investments in certain joint ventures cannot be considered a source of taxable income to support the realization of deferred tax assets because these deferred tax liabilities will not reverse until some indefinite future period.

At December 31, 2006, the Company estimated it had federal net operating loss carryforwards of approximately $382.4 million which begin to expire in 2022, and state net operating loss carryforwards of approximately $720.5 million which begin to expire in 2007. In addition, the Company had federal capital loss carryforwards of approximately $75.4 million which begin to expire in 2010. The Company’s ability to utilize Predecessor Company net operating loss carryforwards is subject to an annual limitation due to the occurrence of ownership changes as defined under Internal Revenue Code Section 382.

Pursuant to SOP 90-7, the tax benefits of deferred tax assets recorded in fresh-start reporting will be recorded as a reduction of goodwill when first recognized in the financial statements. These tax benefits will not reduce income tax expense for financial reporting purposes, although such assets when recognized as a deduction for tax return purposes may reduce U.S. federal and certain state taxable income, if any, and therefore reduce income taxes payable. During the year ended December 31, 2005 and the five months ended December 31, 2004, $24.4 million and $0.6 million, respectively, of fresh-start related net deferred tax assets were utilized and, therefore, the Company recorded a corresponding reduction of goodwill. As of December 31, 2006, the balance of fresh-start related net deferred tax assets was $221.4 million, which was subject to a full valuation allowance.

Note 8.	Stockholders’ Equity

Forward Sale Agreements

In August 2006, in connection with a public offering of Leap common stock, Leap entered into forward sale agreements for the sale of an aggregate of 6,440,000 shares of its common stock, including an amount equal to the underwriters’ over-allotment option in the public offering (which was fully exercised). The initial forward sale price was $40.11 per share, which was equivalent to the public offering price less the underwriting discount, and was subject to daily adjustment based on a floating interest factor equal to the federal funds rate, less a spread of 1.0%. The forward sale agreements allowed the Company to elect to physically settle the transactions, or to issue shares of

LEAP WIRELESS INTERNATIONAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

its common stock in satisfaction of its obligations under the forward sale agreements, in all circumstances (unless the Company had previously elected otherwise). As a result, these forward sale agreements were initially measured at fair value and reported in permanent equity. Subsequent changes in fair value were not recognized as the forward sale agreements continued to be classified as permanent equity. In October 2006, Leap issued 6,440,000 shares of its common stock to physically settle its forward sale agreements and received aggregate cash proceeds of $260.0 million (before expenses) from such physical settlements. Upon such full settlement, the forward sale agreements were fully performed.

Warrants

On the Effective Date of the Plan of Reorganization, Leap issued warrants to purchase 600,000 shares of Leap common stock at an exercise price of $16.83 per share, which expire on March 23, 2009. All of these warrants were outstanding as of December 31, 2006.

Note 9.	Share-Based Compensation

The Company allows for the grant of stock options, restricted stock awards and deferred stock units to employees, independent directors and consultants under its 2004 Stock Option, Restricted Stock and Deferred Stock Unit Plan (the “2004 Plan”). A total of 4,800,000 shares of common stock were initially reserved for issuance under the 2004 Plan, of which 309,878 shares of common stock were available for future awards under the 2004 Plan as of December 31, 2006. Most of the Company’s stock options and restricted stock awards include both a service condition and a performance condition that relates only to the timing of vesting. The stock options and restricted stock awards vest in full three or five years from the grant date or ratably over four years from the grant date. In addition, most of the stock options and restricted stock awards provide for the possibility of annual accelerated performance-based vesting of a portion of the awards if the Company achieves specified performance conditions. All share-based awards provide for accelerated vesting if there is a change in control (as defined in the 2004 Plan). The stock options are exercisable for up to 10 years from the grant date. Compensation expense is amortized on a straight-line basis over the requisite service period for the entire award, which is generally the maximum vesting period of the award, and if necessary, is adjusted to ensure that the amount recognized is at least equal to the vested (earned) compensation. No share-based compensation cost was capitalized as part of inventory or fixed assets prior to or during 2006.

Stock Options

The estimated fair value of the Company’s stock options is determined using the Black-Scholes option valuation model. This valuation model was previously used for the Company’s pro forma disclosures under SFAS 123. All stock options were granted with an exercise price equal to the fair value of the common stock on the grant date. The weighted-average grant date fair value of employee stock options granted during the years ended December 31, 2006 and 2005 was $25.74 and $20.91 per share, respectively, which was estimated using the following weighted-average assumptions:

	As of December 31,
	2006	2005

Expected volatility	46%	86%
Expected term (in years)	6.3	5.8
Risk-free interest rate	4.72%	3.68%
Expected dividend yield	—	—

The determination of the fair value of stock options using an option valuation model is affected by the Company’s stock price, as well as assumptions regarding a number of complex and subjective variables. The methods used to determine these variables are similar to the methods used prior to fiscal 2006 for purposes of the

LEAP WIRELESS INTERNATIONAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Company’s pro forma disclosure information under SFAS 123. The volatility assumption is based on a combination of the historical volatility of the Company’s common stock and the volatilities of similar companies over a period of time equal to the expected term of the stock options. The volatilities of similar companies are used in conjunction with the Company’s historical volatility because of the lack of sufficient relevant history for the Company’s common stock equal to the expected term. The Company’s expected volatility decreased from the prior period due to the fact that a higher ratio of the Company’s historical volatility was used, which has a lower volatility than that of the similar companies used, and a change in the similar companies used in the calculation as a result of changes in the business over the last two years. The expected term of employee stock options represents the weighted-average period the stock options are expected to remain outstanding. The expected term assumption is estimated based primarily on the options’ vesting terms and remaining contractual life and employees’ expected exercise and post-vesting employment termination behavior. The risk-free interest rate assumption is based upon observed interest rates on the grant date appropriate for the term of the employee stock options. The dividend yield assumption is based on the expectation of no future dividend payouts by the Company.

A summary of the Company’s stock option award activity as of and for the years ended December 31, 2006 and 2005 is as follows (in thousands, except per share data):

			Weighted-	Weighted-
			Average	Average
			Exercise	Remaining
	Number of		Price Per	Contractual	Aggregate
	Shares		Share	Term	Intrinsic Value
				(In years)

Options outstanding at December 31, 2004		—	$—
Options granted		2,251	28.68
Options forfeited		(359)	27.31
Options exercised		—	—

Options outstanding at December 31, 2005		1,892	$28.94

Options exercisable at December 31, 2005	35		$26.50

Options granted		1,277	$50.04
Options forfeited		(99)	34.21
Options exercised		—	—

Options outstanding at December 31, 2006		3,070	$37.55	8.87	$67,702

Options exercisable at December 31, 2006	76		$26.50	8.19	$2,517

As share-based compensation expense under SFAS 123R is based on awards ultimately expected to vest, it is reduced for estimated forfeitures. SFAS 123R requires forfeitures to be estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates.

At December 31, 2006, total unrecognized compensation cost related to unvested stock options was $39.0 million, which is expected to be recognized over a weighted-average period of 2.9 years.

Upon option exercise, the Company issues new shares of stock.

Restricted Stock

Under SFAS 123R, the fair value of the Company’s restricted stock awards is based on the grant date fair value of the common stock. All restricted stock awards were granted with a purchase price of $0.0001 per share. The weighted-average grant date fair value of the restricted common stock was $51.86 and $28.52 per share during the years ended December 31, 2006 and 2005, respectively.

LEAP WIRELESS INTERNATIONAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

A summary of the Company’s restricted stock award activity as of and for the years ended December 31, 2006 and 2005 is as follows (in thousands, except per share data):

		Weighted-
		Average
		Grant Date
	Number of	Fair Value
	Shares	Per Share

Restricted stock awards outstanding at December 31, 2004	—	$—
Shares issued	969	28.52
Shares forfeited	(46)	28.45
Shares vested	(28)	27.35

Restricted stock awards outstanding at December 31, 2005	895	$28.56
Shares issued	286	51.86
Shares forfeited	(35)	30.40
Shares vested	(28)	27.35

Restricted stock awards outstanding at December 31, 2006	1,118	$34.50

The following table summarizes information about restricted stock awards that vested during the years ended December 31, 2006, 2005 and 2004 (in thousands):

	Year Ended December 31,
	2006	2005	2004

Fair value on vesting date of vested restricted stock awards	$1,519	$993	$—

At December 31, 2006, total unrecognized compensation cost related to unvested restricted stock awards was $20.3 million, which is expected to be recognized over a weighted-average period of 2.2 years.

The terms of the restricted stock grant agreements allow the Company to repurchase unvested shares at the option, but not the obligation, of the Company for a period of sixty days, commencing ninety days after the employee has a termination event. If the Company elects to repurchase all or any portion of the unvested shares, it may do so at the original purchase price per share.

Employee Stock Purchase Plan

The Company’s Employee Stock Purchase Plan (the “ESP Plan”) allows eligible employees to purchase shares of common stock during a specified offering period. The purchase price is 85% of the lower of the fair market value of such stock on the first or last day of the offering period. Employees may authorize the Company to withhold up to 15% of their compensation during any offering period for the purchase of shares under the ESP Plan, subject to certain limitations. A total of 800,000 shares of common stock were initially reserved for issuance under the ESP Plan, and a total of 767,413 shares remained available for issuance under the ESP Plan as of December 31, 2006. The most recent offering period under the ESP Plan was from July 1, 2006 through December 31, 2006. Compensation expense related to the ESP Plan has been insignificant.

Deferred Stock Units

Under SFAS 123R, the fair value of the Company’s deferred stock units is based on the grant date fair value of the common stock. No deferred stock units were granted during the year ended December 31, 2006. During the year ended December 31, 2005, 246,484 deferred stock units with a purchase price of $0.0001 per share were granted at a weighted-average grant date fair value of $27.87 per share. These awards were recorded as an expense on the grant date as they were immediately vested.

LEAP WIRELESS INTERNATIONAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Allocation of Share-Based Compensation Expense

Total share-based compensation expense related to all of the Company’s share-based awards for the years ended December 31, 2006 and 2005 was allocated as follows (in thousands, except per share data):

	Year Ended December 31,
	2006	2005

Cost of service	$1,245	$1,204
Selling and marketing expenses	1,970	1,021
General and administrative expenses	16,744	10,020

Share-based compensation expense before tax	19,959	12,245
Related income tax benefit	—	—

Share-based compensation expense, net of tax	$19,959	$12,245

Net share-based compensation expense per share:
Basic	$0.32	$0.20

Diluted	$0.32	$0.20

Effect of SFAS 123R Adoption

Forfeitures were accounted for as they occurred in the Company’s pro forma disclosures under SFAS 123. The Company recorded a gain of $0.6 million for the year ended December 31, 2006 as the cumulative effect of a change in accounting principle related to the change in accounting for forfeitures under SFAS 123R. In addition, upon adoption of SFAS 123R, the Company recorded decreases in additional paid-in capital and unearned share-based compensation of $20.9 million. The adoption of SFAS 123R did not affect the share-based compensation expense associated with the Company’s restricted stock awards as they were already recorded at fair value on the grant date and recognized as an expense over the requisite service period. As a result, the incremental share-based compensation expense recognized upon adoption of SFAS 123R related only to stock options and the ESP Plan. Share-based compensation expense related to stock options and the ESP Plan totaled $11.1 million for the year ended December 31, 2006.

LEAP WIRELESS INTERNATIONAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Pro Forma Information under SFAS 123 for Periods Prior to Fiscal 2006

For stock options granted prior to the adoption of SFAS 123R, the following table illustrates the pro forma effect on net income and earnings per share as if the Company had applied the fair value recognition provisions of SFAS 123 in determining share-based compensation (in thousands, except per share data):

			Predecessor
	Successor Company		Company
		Five Months	Seven Months
	Year Ended	Ended	Ended
	December 31,	December 31,	July 31,
	2005	2004	2004

As reported net income (loss)	$29,966	$(8,391)	$913,190
Add: Share-based compensation expense (benefit) included in net income (loss)	12,245	—	(837)
Deduct: Net pro forma compensation (expense) benefit	(20,085)	—	6,209

Pro forma net income (loss)	$22,126	$(8,391)	$918,562

Basic net income (loss) per share:
As reported	$0.50	$(0.14)	$15.58

Pro forma	$0.37	$(0.14)	$15.67

Diluted net income (loss) per share:
As reported	$0.49	$(0.14)	$15.58

Pro forma	$0.36	$(0.14)	$15.67

For purposes of pro forma disclosures under SFAS 123, the estimated fair value of the stock options was amortized on a straight-line basis over the maximum vesting period of the awards.

All outstanding stock options and all shares issued or allocated for benefits under the other share-based compensation plans of the Predecessor Company were cancelled upon emergence from bankruptcy in accordance with the Plan of Reorganization. No options were granted and no shares were issued or allocated for benefits under these plans during the seven months ended July 31, 2004. For the period from August 1, 2004 through December 31, 2004, no share-based compensation awards were issued or outstanding.

Note 10.	Employee Savings and Retirement Plan

The Company’s 401(k) plan allows eligible employees to contribute up to 30% of their salary, subject to annual limits. The Company matches a portion of the employee contributions and may, at its discretion, make additional contributions based upon earnings. The Company’s contributions were approximately $1,698,000 for the year ended December 31, 2006, $1,485,000 for the year ended December 31, 2005, and $428,000 and $613,000, for the five months ended December 31, 2004 and the seven months ended July 31, 2004, respectively.

Note 11.	Significant Acquisitions and Dispositions

In December 2006, Cricket completed the purchase of 99 wireless licenses in Auction #66 for an aggregate purchase price of $710.2 million. In September 2006, Denali License was named the winning bidder for one wireless license in Auction #66 for a net purchase price of $274.1 million. Completion of the Denali License purchase is subject to FCC approval.

From June 2006 through October 2006, the Company entered into four agreements to sell wireless licenses that the Company was not using to offer commercial service for an aggregate sales price of $22.4 million. In October

LEAP WIRELESS INTERNATIONAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

2006, three of these transactions were completed. The fourth transaction was completed in January 2007. During the second quarter of 2006, the Company recorded impairment charges of $3.2 million to adjust the carrying values of certain of the licenses to their estimated fair values, which were based on the agreed upon sales prices.

In July 2006, the Company completed the sale of its wireless licenses and operating assets in its Toledo and Sandusky, Ohio markets in exchange for $28.0 million in cash and an equity interest in LCW Wireless. The Company also contributed to LCW Wireless $21.0 million in cash (subject to post-closing adjustments) and two wireless licenses and related operating assets, resulting in Cricket owning a 72% non-controlling membership interest in LCW Wireless. The Company received additional membership interests in LCW Wireless upon replacing certain network equipment, resulting in it owning a 73.3% non-controlling membership interest in LCW Wireless. The Company recognized a net gain of $21.6 million during the year ended December 31, 2006 associated with these transactions.

In November 2006, the Company completed the purchase of 13 wireless licenses in North Carolina and South Carolina for an aggregate purchase price of $31.8 million.

Note 12.	Segment and Geographic Data

The Company operates in a single operating segment as a wireless communications carrier that offers digital wireless service in the United States of America. As of and for the years ended December 31, 2006, 2005 and 2004, all of the Company’s revenues and long-lived assets related to operations in the United States of America.

Note 13.	Commitments and Contingencies

Outstanding Bankruptcy Claims

Although the Company’s Plan of Reorganization became effective and the Company emerged from bankruptcy in August 2004, a tax claim of approximately $4.9 million Australian dollars (approximately $3.8 million U.S. dollars as of February 1, 2007) asserted by the Australian government against Leap in the U.S. Bankruptcy Court for the Southern District of California has not yet been formally dismissed. The Company, the Australian government and the trust established in bankruptcy for the benefit of the Leap general unsecured creditors have agreed to settle this claim for $600,000 subject to Bankruptcy Court approval of the settlement. The Bankruptcy Court entered an order approving the settlement on February 22, 2007, but the order does not become final until ten days after it was entered. The settlement payment is to be made from funds set aside and reserved pursuant to the bankruptcy proceedings for payment of allowed bankruptcy claims against Leap.

Patent Litigation

On June 14, 2006, the Company sued MetroPCS Communications, Inc. (“MetroPCS”) in the United States District Court for the Eastern District of Texas for infringement of U.S. Patent No. 6,813,497 “Method for Providing Wireless Communication Services and Network and System for Delivering Same,” issued to the Company. The Company’s complaint seeks damages and an injunction against continued infringement. On August 3, 2006, MetroPCS (i) answered the complaint, (ii) raised a number of affirmative defenses, and (iii) together with two related entities (referred to, collectively with MetroPCS, as the “MetroPCS entities”), counterclaimed against Leap, Cricket, numerous Cricket subsidiaries, ANB 1 License, Denali License, and current and former employees of Leap and Cricket, including Leap CEO Douglas Hutcheson. The countersuit alleges claims for breach of contract, misappropriation, conversion and disclosure of trade secrets, misappropriation of confidential information and breach of confidential relationship, relating to information provided by MetroPCS to such employees, including prior to their employment by Leap, and asks the court to award damages, including punitive damages, impose an injunction enjoining the Company from participating in Auction #66, impose a constructive trust on the Company’s business and assets for the benefit of MetroPCS, and declare that the MetroPCS entities have not infringed U.S. Patent No. 6,813,497 and that such patent is invalid. MetroPCS’s claims allege that the Company and

LEAP WIRELESS INTERNATIONAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

the other counterclaim defendants improperly obtained, used and disclosed trade secrets and confidential information of the MetroPCS entities and breached confidentiality agreements with the MetroPCS entities. On October 13, 2006, ANB 1 License, Denali License, and two of the individual counterclaim defendants filed motions to dismiss the claims against them, and the remaining counterclaim defendants answered the counterclaims. Based upon the Company’s preliminary review of the counterclaims, the Company believes that it has meritorious defenses and intends to vigorously defend against the counterclaims. If the MetroPCS entities were to prevail in their counterclaims, it could have a material adverse effect on the Company’s business, financial condition and results of operations. On September 22, 2006, Royal Street Communications, LLC (“Royal Street”), an entity affiliated with MetroPCS, filed an action in the United States District Court for the Middle District of Florida seeking a declaratory judgment that the Company’s U.S. Patent No. 6,813,497 is invalid and is not being infringed by Royal Street or its PCS systems. On October 17, 2006, the Company filed a motion to dismiss the case or, in the alternative, to transfer the case to the Eastern District of Texas. The Company intends to vigorously defend against these actions.

On August 3, 2006, MetroPCS filed a separate action in the United States District Court for the Northern District of Texas seeking a declaratory judgment that the Company’s U.S. Patent No. 6,959,183 “Operations Method for Providing Wireless Communication Services and Network and System for Delivering Same” is invalid and is not being infringed by MetroPCS and its affiliates. On January 24, 2007, the court dismissed this case, without prejudice, for lack of subject matter jurisdiction. Because the case was dismissed without prejudice, MetroPCS could file another complaint with the same claims in the future.

On August 17, 2006, the Company was served with a complaint filed by the MetroPCS entities in the Superior Court of the State of California, which names Leap, Cricket, certain of its subsidiaries, and certain current and former employees of Leap and Cricket, including Leap CEO Douglas Hutcheson, as defendants. In the complaint, the MetroPCS entities allege unfair competition, misappropriation of trade secrets, (with respect to the individuals sued) intentional and negligent interference with contract, breach of contract, intentional interference with prospective economic advantage and trespass, and ask the court to award damages, including punitive damages, and restitution. In February 2007, the court dismissed the trespass claim, without prejudice, and ordered MetroPCS to amend its complaint to clearly identify which claims are being made against each defendant. It is unclear whether, if the MetroPCS entities were to prevail in this action, it could have a material adverse effect on the Company’s business, financial condition and results of operations. The Company intends to vigorously defend against the claims.

Tortious Interference and Unfair Competition Litigation

On July 10, 2006, the Company sued T-Mobile USA, Inc. (“T-Mobile”) in the District Court of Harris County, Texas for tortious interference with existing contract, tortious interference with prospective relations, business disparagement, and antitrust violations arising out of anticompetitive activities of T-Mobile in the Houston, Texas marketplace. In response, on August 8, 2006, T-Mobile filed a counterclaim against Cricket, alleging tortious interference with T-Mobile’s contracts with employees, ex-employees, authorized dealers and customers and unfair competition, and asking the court to award damages, including punitive damages, in an unspecified amount. In January 2007, the parties settled their claims in this suit.

Other

On December 31, 2002, several members of American Wireless Group, LLC, referred to in these financial statements as AWG, filed a lawsuit against various officers and directors of Leap in the Circuit Court of the First Judicial District of Hinds County, Mississippi, referred to herein as the Whittington Lawsuit. Leap purchased certain FCC wireless licenses from AWG and paid for those licenses with shares of Leap stock. The complaint alleges that Leap failed to disclose to AWG material facts regarding a dispute between Leap and a third party relating to that party’s claim that it was entitled to an increase in the purchase price for certain wireless licenses it

LEAP WIRELESS INTERNATIONAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

sold to Leap. In their complaint, plaintiffs seek rescission and/or damages according to proof at trial of not less than the aggregate amount paid for the Leap stock (alleged in the complaint to have a value of approximately $57.8 million in June 2001 at the closing of the license sale transaction), plus interest, punitive or exemplary damages in the amount of not less than three times compensatory damages, and costs and expenses. Plaintiffs contend that the named defendants are the controlling group that was responsible for Leap’s alleged failure to disclose the material facts regarding the third party dispute and the risk that the shares held by the plaintiffs might be diluted if the third party was successful with respect to its claim. The defendants in the Whittington Lawsuit filed a motion to compel arbitration or, in the alternative, to dismiss the Whittington Lawsuit. The motion noted that plaintiffs, as members of AWG, agreed to arbitrate disputes pursuant to the license purchase agreement, that they failed to plead facts that show that they are entitled to relief, that Leap made adequate disclosure of the relevant facts regarding the third party dispute and that any failure to disclose such information did not cause any damage to the plaintiffs. The court denied defendants’ motion and the defendants have appealed the denial of the motion to the state supreme court.

In a related action to the action described above, on June 6, 2003, AWG filed a lawsuit in the Circuit Court of the First Judicial District of Hinds County, Mississippi, referred to herein as the AWG Lawsuit, against the same individual defendants named in the Whittington Lawsuit. The complaint generally sets forth the same claims made by the plaintiffs in the Whittington Lawsuit. In its complaint, plaintiff seeks rescission and/or damages according to proof at trial of not less than the aggregate amount paid for the Leap stock (alleged in the complaint to have a value of approximately $57.8 million in June 2001 at the closing of the license sale transaction), plus interest, punitive or exemplary damages in the amount of not less than three times compensatory damages, and costs and expenses. Defendants filed a motion to compel arbitration or, in the alternative, to dismiss the AWG Lawsuit, making arguments similar to those made in their motion to dismiss the Whittington Lawsuit. The motion was denied and the defendants have appealed the ruling to the state supreme court. AWG recently agreed to arbitrate this lawsuit and filed a motion in the Circuit Court seeking to stay the proceeding pending arbitration.

Although Leap is not a defendant in either the Whittington or AWG Lawsuits, several of the defendants have indemnification agreements with the Company. Leap’s D&O insurers have not filed a reservation of rights letter and have been paying defense costs. Management believes that the liability, if any, from the AWG and Whittington Lawsuits and the related indemnity claims of the defendants against Leap is not probable or estimable; therefore, no accrual has been made in the Company’s consolidated financial statements as of December 31, 2006 related to these contingencies.

In addition to the matters described above, the Company is often involved in certain other claims arising in the course of business, seeking monetary damages and other relief. The amount of the liability, if any, from such claims cannot currently be reasonably estimated; therefore, no accruals have been made in the Company’s consolidated financial statements as of December 31, 2006 for such claims.

Purchase Obligations

The Company has agreements with suppliers and other parties to purchase goods and services and long-lived assets and estimates its noncancelable obligations under these agreements for 2007 to 2011 to be approximately $204.4 million, $47.6 million, $42.3 million, $36.4 million and $17.3 million, respectively.

LEAP WIRELESS INTERNATIONAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Operating Leases

The Company has entered into non-cancelable operating lease agreements to lease its administrative and retail facilities, and sites for towers, equipment and antennae required for the operation of its wireless network. These leases typically include renewal options and escalation clauses. In general, site leases have five-year initial terms with four five-year renewal options. The following table summarizes the approximate future minimum rentals under non-cancelable operating leases, including renewals that are reasonably assured, in effect at December 31, 2006 (in thousands):

Year Ended December 31:

2007	$88,275
2008	86,569
2009	85,348
2010	85,003
2011	80,545
Thereafter	371,809

Total	$797,549

Note 14.	Financial Statements of Parent and Subsidiary Guarantors

The $750 million unsecured senior notes issued by Cricket (the “Issuing Subsidiary”), which is a wholly-owned subsidiary of Leap, are due in 2014 and are jointly and severally guaranteed on a full and unconditional basis by Leap (the “Guarantor Parent Company”) and certain of Leap’s direct or indirect wholly-owned subsidiaries, including Leap PCS Mexico, Inc., Telephone Entertainment Network, Inc., Backwire.com, Inc., Cricket’s subsidiaries that hold real property interests, Cricket’s subsidiaries that hold wireless licenses, Alaska Native Broadband 1, LLC (“ANB 1”) and Alaska Native Broadband 1 License, LLC (“ANB 1 License,” and collectively, the “Guarantor Subsidiaries”).

On March 5, 2007, the Issuing Subsidiary acquired the remaining 25% of the membership interests in ANB 1, that it did not already own, following Alaska Native Broadband, LLC’s exercise of its option to sell its entire 25% controlling interest in ANB 1 to the Issuing Subsidiary. As a result of the acquisition, ANB 1 and its wholly-owned subsidiary, ANB 1 License, became direct and indirect wholly-owned subsidiaries, respectively, of the Issuing Subsidiary. In addition, the Issuing Subsidiary assigned its interests in certain indebtedness to ANB 1 as an equity capital contribution, and ANB 1 in turn assigned its interests in such indebtedness to ANB 1 License as an equity capital contribution.

The indenture governing the notes limits, among other things, Leap’s, Cricket’s and the guarantors’ ability to: incur additional debt; create liens or other encumbrances; place limitations on distributions from restricted subsidiaries; pay dividends; make investments; prepay subordinated indebtedness or make other restricted payments; issue or sell capital stock of restricted subsidiaries; issue guarantees; sell assets; enter into transactions with its affiliates; and make acquisitions or merge or consolidate with another entity.

The following supplemental financial information sets forth, on a condensed consolidating basis, the balance sheets, statements of operations and statements of cash flows for the Guarantor Parent Company, the Issuing Subsidiary, the Guarantor Subsidiaries, the non-guarantor subsidiaries and total consolidated Leap and subsidiaries as of December 31, 2006 and December 31, 2005 and for the years ended December 31, 2006 and 2005, the five months ended December 31, 2004 and the seven months ended July 31, 2004. Each entity in the condensed consolidating financial information uses the equity method of accounting to account for ownership interests in subsidiaries, where applicable.

LEAP WIRELESS INTERNATIONAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Condensed Consolidating Statements of Operations
for the Year Ended December 31, 2006

	Guarantor				Consolidation
	Parent	Issuing	Guarantor	Non-Guarantor	and Elimination
	Company	Subsidiary	Subsidiaries	Subsidiaries	Adjustments	Consolidated
	(In thousands)

Revenues:
Service revenues	$—	$929,158	$39,957	$3,666	$—	$972,781
Equipment revenues	—	178,966	4,452	1,134	(20,633)	163,919
Other revenues	—	579	39,943	—	(40,522)	—

Total revenues	—	1,108,703	84,352	4,800	(61,155)	1,136,700

Operating expenses:
Cost of service (exclusive of items shown separately below)	—	(273,221)	(25,177)	(3,159)	39,943	(261,614)
Cost of equipment	—	(257,588)	(23,210)	(2,165)	20,633	(262,330)
Selling and marketing	—	(129,122)	(26,494)	(3,641)	—	(159,257)
General and administrative	(4,587)	(169,939)	(21,201)	(1,922)	579	(197,070)
Depreciation and amortization	(100)	(209,340)	(14,236)	(3,071)	—	(226,747)
Impairment of indefinite-lived intangible assets	—	—	(7,912)	—	—	(7,912)

Total operating expenses	(4,687)	(1,039,210)	(118,230)	(13,958)	61,155	(1,114,930)
Gains (losses) on sales of wireless licenses and operating assets	—	(1,038)	23,092	—	—	22,054

Operating income (loss)	(4,687)	68,455	(10,786)	(9,158)	—	43,824
Minority interests in consolidated subsidiaries	—	(695)	—	—	2,131	1,436
Equity in net loss of consolidated subsidiaries	(1,489)	(63,233)	—	—	64,722	—
Interest income	37	46,946	618	665	(25,203)	23,063
Interest expense	—	(61,218)	(17,249)	(8,070)	25,203	(61,334)
Other income (expense), net	2,000	(4,648)	(2)	—	—	(2,650)

Income (loss) before income taxes and cumulative effect of change in accounting principle	(4,139)	(14,393)	(27,419)	(16,563)	66,853	4,339
Income tax (expense) benefit	—	12,281	(21,382)	—	—	(9,101)

Loss before cumulative effect of change in accounting principle	(4,139)	(2,112)	(48,801)	(16,563)	66,853	(4,762)
Cumulative effect of change in accounting principle	—	623	—	—	—	623

Net loss	$(4,139)	$(1,489)	$(48,801)	$(16,563)	$66,853	$(4,139)

LEAP WIRELESS INTERNATIONAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Condensed Consolidating Balance Sheets
as of December 31, 2006

	Guarantor				Consolidation
	Parent	Issuing	Guarantor	Non-Guarantor	and Elimination
	Company	Subsidiary	Subsidiaries	Subsidiaries	Adjustments	Consolidated

Assets
Cash and cash equivalents	$206	$318,290	$13,052	$43,391	$—	$374,939
Short-term investments	—	66,400	—	—	—	66,400
Restricted cash, cash equivalents and short-term investments	8,093	4,258	495	735	—	13,581
Inventories	—	87,303	2,080	802	—	90,185
Other current assets	877	39,827	12,432	391	—	53,527

Total current assets	9,176	516,078	28,059	45,319	—	598,632
Property and equipment, net	117	892,093	147,521	38,024	—	1,077,755
Investments in and advances to affiliates and consolidated subsidiaries	1,815,873	2,047,241	154,253	—	(4,017,367)	—
Wireless licenses	—	—	1,527,574	36,384	—	1,563,958
Assets held for sale	—	—	8,070	—	—	8,070
Goodwill	—	431,896	—	—	—	431,896
Other intangible assets, net	—	79,409	—	419	—	79,828
Deposits for wireless licenses	—	—	—	274,084	—	274,084
Other assets	43	45,616	11,259	1,827	—	58,745

Total assets	$1,825,209	$4,012,333	$1,876,736	$396,057	$(4,017,367)	$4,092,968

Liabilities and Stockholders’ Equity
Accounts payable and accrued liabilities	$6,789	$274,356	$25,104	$10,245	$—	$316,494
Current maturities of long-term debt	—	9,000	—	—	—	9,000
Intercompany payables	29,419	169,794	70,776	9,862	(279,851)	—
Other current liabilities	—	60,167	14,006	464	—	74,637

Total current liabilities	36,208	513,317	109,886	20,571	(279,851)	400,131
Long-term debt	—	1,636,500	277,955	271,442	(509,397)	1,676,500
Deferred tax liabilities	—	10,502	139,226	—	—	149,728
Other long-term liabilities	—	42,467	4,155	986	—	47,608

Total liabilities	36,208	2,202,786	531,222	292,999	(789,248)	2,273,967
Minority interests	—	5,978	—	—	24,022	30,000
Stockholders’ equity	1,789,001	1,803,569	1,345,514	103,058	(3,252,141)	1,789,001

Total liabilities and stockholders’ equity	$1,825,209	$4,012,333	$1,876,736	$396,057	$(4,017,367)	$4,092,968

LEAP WIRELESS INTERNATIONAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Condensed Consolidating Statements of Cash Flows
for the Year Ended December 31, 2006

	Guarantor				Consolidation
	Parent	Issuing	Guarantor	Non-Guarantor	and Elimination
	Company	Subsidiary	Subsidiaries	Subsidiaries	Adjustments	Consolidated

Operating activities:
Net cash provided by (used in) operating activities	$6,933	$287,201	$(15,918)	$13,016	$—	$291,232

Investing activities:
Purchases of and prepayments for property and equipment	—	(431,703)	(135,049)	(27,623)	—	(594,375)
Purchases of and deposits for wireless licenses	—	—	(743,688)	(275,144)	—	(1,018,832)
Proceeds from sales of wireless licenses and operating assets	—	6,887	33,485	—	—	40,372
Purchases of investments	—	(150,488)	—	—	—	(150,488)
Sales and maturities of investments	—	177,932	—	—	—	177,932
Investments in and advances to affiliates and consolidated subsidiaries	(259,898)	(777,291)	—	—	1,037,189	—
Changes in restricted cash, cash equivalents and short-term investments, net	(6,773)	1,076	495	735	—	(4,467)

Net cash used in investing activities	(266,671)	(1,173,587)	(844,757)	(302,032)	1,037,189	(1,549,858)

Financing activities:
Proceeds from long-term debt	—	2,220,000	153,068	263,378	(376,446)	2,260,000
Issuance of related party debt	—	(376,446)	—	—	376,446	—
Repayment of long-term debt	—	(1,168,944)	—	—	—	(1,168,944)
Capital contributions, net	259,898	259,898	719,088	70,605	(1,037,189)	272,300
Payment of debt issuance costs	—	(21,288)	—	(1,576)	—	(22,864)

Net cash provided by financing activities	259,898	913,220	872,156	332,407	(1,037,189)	1,340,492

Net increase in cash and cash equivalents	160	26,834	11,481	43,391	—	81,866
Cash and cash equivalents at beginning of period	46	291,456	1,571	—	—	293,073

Cash and cash equivalents at end of period	$206	$318,290	$13,052	$43,391	$—	$374,939

LEAP WIRELESS INTERNATIONAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Condensed Consolidating Statements of Operations
for the Year Ended December 31, 2005

	Guarantor				Consolidation
	Parent	Issuing	Guarantor	Non-Guarantor	and Elimination
	Company	Subsidiary	Subsidiaries	Subsidiaries	Adjustments	Consolidation

Revenues:
Service revenues	$—	$763,680	$—	$—	$—	$763,680
Equipment revenues	—	150,983	—	—	—	150,983
Other revenues	625	—	31,165	—	(31,790)	—

Total revenues	625	914,663	31,165	—	(31,790)	914,663

Operating expenses:
Cost of service (exclusive of items shown separately below)	—	(231,595)	—	—	31,165	(200,430)
Cost of equipment	—	(192,205)	—	—	—	(192,205)
Selling and marketing	—	(99,868)	(174)	—	—	(100,042)
General and administrative	(3,345)	(155,526)	(1,003)	—	625	(159,249)
Depreciation and amortization	(643)	(193,948)	(871)	—	—	(195,462)
Impairment of indefinite-lived intangible assets	—	—	(12,043)	—	—	(12,043)

Total operating expenses	(3,988)	(873,142)	(14,091)	—	31,790	(859,431)
Gains on sales of wireless licenses and operating assets	—	—	14,587	—	—	14,587

Operating income (loss)	(3,363)	41,521	31,661	—	—	69,819
Minority interests in consolidated subsidiaries	—	(31)	—	—	—	(31)
Equity in net income of consolidated subsidiaries	31,642	13,010	—	—	(44,652)	—
Interest income	—	14,486	—	—	(4,529)	9,957
Interest expense	—	(30,051)	(4,529)	—	4,529	(30,051)
Other income (expense), net	1,687	(264)	—	—	—	1,423

Income before income taxes	29,966	38,671	27,132	—	(44,652)	51,117
Income tax expense	—	(7,029)	(14,122)	—	—	(21,151)

Net income	$29,966	$31,642	$13,010	$—	$(44,652)	$29,966

LEAP WIRELESS INTERNATIONAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Condensed Consolidating Balance Sheets
as of December 31, 2005

	Guarantor				Consolidation
	Parent	Issuing	Guarantor	Non-Guarantor	and Elimination
	Company	Subsidiary	Subsidiaries	Subsidiaries	Adjustments	Consolidated

Assets
Cash and cash equivalents	$46	$291,456	$1,571	$—	$—	$293,073
Short-term investments	—	90,981	—	—	—	90,981
Restricted cash, cash equivalents and short-term investments	10,327	3,182	250	—	—	13,759
Inventories	—	37,320	—	—	—	37,320
Other current assets	174	29,051	12	—	—	29,237

Total current assets	10,547	451,990	1,833	—	—	464,370
Property and equipment, net	217	592,170	29,559	—	—	621,946
Investments in and advances to affiliates and consolidated subsidiaries	1,527,040	858,482	114,310	—	(2,499,832)	—
Wireless licenses	—	—	821,288	—	—	821,288
Assets held for sale	—	5,417	9,728	—	—	15,145
Goodwill	—	431,896	—	—	—	431,896
Other intangible assets, net	—	113,554	—	—	—	113,554
Other assets	43	21,278	16,798	—	—	38,119

Total assets	$1,537,847	$2,474,787	$993,516	$—	$(2,499,832)	$2,506,318

Liabilities and Stockholders’ Equity
Accounts payable and accrued liabilities	$9,568	$137,147	$21,055	$—	$—	$167,770
Current maturities of long-term debt	—	6,111	—	—	—	6,111
Intercompany payables	11,761	125,699	43,742	—	(181,202)	—
Other current liabilities	2,161	47,466	—	—	—	49,627

Total current liabilities	23,490	316,423	64,797	—	(181,202)	223,508
Long-term debt	—	588,333	96,132	—	(96,132)	588,333
Deferred tax liabilities	—	5,571	136,364	—	—	141,935
Other long-term liabilities	—	36,424	—	—	—	36,424

Total liabilities	23,490	946,751	297,293	—	(277,334)	990,200
Minority interests	—	1,761	—	—	—	1,761
Stockholders’ equity	1,514,357	1,526,275	696,223	—	(2,222,498)	1,514,357

Total liabilities and stockholders’ equity	$1,537,847	$2,474,787	$993,516	$—	$(2,499,832)	$2,506,318

LEAP WIRELESS INTERNATIONAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Condensed Consolidating Statements of Cash Flows
for the Year Ended December 31, 2005

	Guarantor				Consolidation
	Parent	Issuing	Guarantor	Non-Guarantor	and Elimination
	Company	Subsidiary	Subsidiaries	Subsidiaries	Adjustments	Consolidated

Operating activities:
Net cash provided by operating activities	$364	$306,874	$1,042	$—	$—	$308,280

Investing activities:
Purchases of and prepayments for property and equipment	—	(194,542)	(24,094)	—	—	(218,636)
Purchases of and deposits for wireless licenses	—	—	(243,960)	—	—	(243,960)
Proceeds from sales of wireless licenses and operating assets	—	20,300	88,500	—	—	108,800
Purchases of investments	—	(307,021)	—	—	—	(307,021)
Sales and maturities of investments	—	329,043	—	—	—	329,043
Investments in and advances to affiliates and consolidated subsidiaries	—	(134,031)	—	—	134,031	—
Changes in restricted cash, cash equivalents and short-term investments, net	(338)	—	—	—	—	(338)

Net cash used in investing activities	(338)	(286,251)	(179,554)	—	134,031	(332,112)

Financing activities:
Proceeds from long-term debt	—	600,000	81,000	—	(81,000)	600,000
Issuance of related party debt	—	(81,000)	—	—	81,000	—
Repayment of long-term debt	—	(377,912)	(40,373)	—	—	(418,285)
Capital contributions, net	—	—	135,031	—	(134,031)	1,000
Payment of debt issuance costs	—	(6,951)	—	—	—	(6,951)

Net cash provided by financing activities	—	134,137	175,658	—	(134,031)	175,764

Net increase (decrease) in cash and cash equivalents	26	154,760	(2,854)	—	—	151,932
Cash and cash equivalents at beginning of period	20	136,696	4,425	—	—	141,141

Cash and cash equivalents at end of period	$46	$291,456	$1,571	$—	$—	$293,073

LEAP WIRELESS INTERNATIONAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Condensed Consolidating Statements of Operations
for the Five Months Ended December 31, 2004

	Guarantor				Consolidation
	Parent	Issuing	Guarantor	Non-Guarantor	and Elimination
	Company	Subsidiary	Subsidiaries	Subsidiaries	Adjustments	Consolidated

Revenues:
Service revenues	$—	$285,647	$—	$—	$—	$285,647
Equipment revenues	—	58,713	—	—	—	58,713
Other revenues	260	—	12,655	—	(12,915)	—

Total revenues	260	344,360	12,655	—	(12,915)	344,360

Operating expenses:
Cost of service (exclusive of items shown separately below)	—	(91,803)	—	—	12,655	(79,148)
Cost of equipment	—	(82,402)	—	—	—	(82,402)
Selling and marketing	—	(39,938)	—	—	—	(39,938)
General and administrative	(139)	(56,971)	(260)	—	260	(57,110)
Depreciation and amortization	(464)	(74,860)	—	—	—	(75,324)

Total operating expenses	(603)	(345,974)	(260)	—	12,915	(333,922)

Operating income (loss)	(343)	(1,614)	12,395	—	—	10,438
Equity in net income (loss) of consolidated subsidiaries	(7,937)	7,536	—	—	401	—
Interest income	—	1,812	—	—	—	1,812
Interest expense	—	(16,594)	—	—	—	(16,594)
Other income (expense), net	39	123	(279)	—	—	(117)

Income (loss) before reorganization items and income taxes	(8,241)	(8,737)	12,116	—	401	(4,461)
Reorganization items, net	(150)	(139)	289	—	—	—

Income (loss) before income taxes	(8,391)	(8,876)	12,405	—	401	(4,461)
Income tax (expense) benefit	—	939	(4,869)	—	—	(3,930)

Net income (loss)	$(8,391)	$(7,937)	$7,536	$—	$401	$(8,391)

LEAP WIRELESS INTERNATIONAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Condensed Consolidating Statements of Cash Flows
for the Five Months Ended December 31, 2004

	Guarantor				Consolidation
	Parent	Issuing	Guarantor	Non-Guarantor	and Elimination
	Company	Subsidiary	Subsidiaries	Subsidiaries	Adjustments	Consolidated

Operating activities:
Net cash provided by operating activities	$20	$69,718	$14	$—	$—	$69,752

Investing activities:
Purchases of and prepayments for property and equipment	—	(43,941)	—	—	—	(43,941)
Purchases of investments	—	(47,368)	—	—	—	(47,368)
Sales and maturities of investments	—	32,494	—	—	—	32,494
Investments in and advances to affiliates and consolidated subsidiaries	—	(36,727)	—	—	36,727	—
Changes in restricted cash, cash equivalents and short-term investments, net	—	12,537	—	—	—	12,537

Net cash used in investing activities	—	(83,005)	—	—	36,727	(46,278)

Financing activities:
Repayment of long-term debt	—	—	(36,727)	—	—	(36,727)
Capital contributions, net	—	—	36,727	—	(36,727)	—

Net cash used in financing activities	—	—	—	—	(36,727)	(36,727)

Net increase (decrease) in cash and cash equivalents	20	(13,287)	14	—	—	(13,253)
Cash and cash equivalents at beginning of period	—	149,983	4,411	—	—	154,394

Cash and cash equivalents at end of period	$20	$136,696	$4,425	$—	$—	$141,141

LEAP WIRELESS INTERNATIONAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Condensed Consolidating Statements of Operations
for the Seven Months Ended July 31, 2004

	Guarantor				Consolidation
	Parent	Issuing	Guarantor	Non-Guarantor	and Elimination
	Company	Subsidiary	Subsidiaries	Subsidiaries	Adjustments	Consolidated

Revenues:
Service revenues	$—	$398,451	$—	$—	$—	$398,451
Equipment revenues	—	83,196	—	—	—	83,196
Other revenues	365	—	17,770	—	(18,135)	—

Total revenues	365	481,647	17,770	—	(18,135)	481,647

Operating expenses:
Cost of service (exclusive of items shown separately below)	—	(131,758)	—	—	17,770	(113,988)
Cost of equipment	—	(97,160)	—	—	—	(97,160)
Selling and marketing	—	(51,997)	—	—	—	(51,997)
General and administrative	(960)	(80,550)	(369)	—	365	(81,514)
Depreciation and amortization	(936)	(177,184)	—	—	—	(178,120)

Total operating expenses	(1,896)	(538,649)	(369)	—	18,135	(522,779)
Gains on sales of wireless licenses and operating assets	—	—	532	—	—	532

Operating income (loss)	(1,531)	(57,002)	17,933	—	—	(40,600)
Equity in net income (loss) of consolidated subsidiaries	943,610	(13,609)	—	—	(930,001)	—
Interest expense	(14)	(4,181)	—	—	—	(4,195)
Other income (expense), net	(16)	(789)	512	—	—	(293)

Income (loss) before reorganization items and income taxes	942,049	(75,581)	18,445	—	(930,001)	(45,088)
Reorganization items, net	(28,859)	1,031,830	(40,034)	(493)	—	962,444

Income (loss) before income taxes	913,190	956,249	(21,589)	(493)	(930,001)	917,356
Income tax (expense) benefit	—	(12,639)	8,473	—	—	(4,166)

Net income (loss)	$913,190	$943,610	$(13,116)	$(493)	$(930,001)	$913,190

LEAP WIRELESS INTERNATIONAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Condensed Consolidating Statements of Cash Flows
for the Seven Months Ended July 31, 2004

	Guarantor				Consolidation
	Parent	Issuing	Guarantor	Non-Guarantor	and Elimination
	Company	Subsidiary	Subsidiaries	Subsidiaries	Adjustments	Consolidated

Operating activities:
Net cash provided by (used in) operating activities	$—	$120,985	$(362)	$—	$—	$120,623

Investing activities:
Purchases of and prepayments for property and equipment	—	(33,241)	—	—	—	(33,241)
Proceeds from sales of wireless licenses and operating assets	—	2,000	—	—	—	2,000
Purchases of investments	—	(87,201)	—	—	—	(87,201)
Sales and maturities of investments	—	58,333	—	—	—	58,333
Changes in restricted cash, cash equivalents and short-term investments, net	—	9,810	—	—	—	9,810

Net cash used in investing activities	—	(50,299)	—	—	—	(50,299)

Net increase (decrease) in cash and cash equivalents	—	70,686	(362)	—	—	70,324
Cash and cash equivalents at beginning of period	—	79,297	4,773	—	—	84,070

Cash and cash equivalents at end of period	$—	$149,983	$4,411	$—	$—	$154,394

*  *  *

APPENDIX D

PERFORMANCE MEASUREMENT COMPARISON OF STOCKHOLDER RETURNS

The following graphs compare total stockholder return on our common stock (a) from August 17, 2004 (upon our emergence from Chapter 11 proceedings) to December 31, 2006 and (b) from January 1, 2003 to July 30, 2004, to two indices: the Nasdaq Composite Index and the Nasdaq Telecommunications Index.

Our stock performance is divided into two graphs because when Leap emerged from Chapter 11 proceedings on August 16, 2004, all of our formerly outstanding common stock was cancelled in accordance with our plan of reorganization and our former common stockholders ceased to have any ownership interest in us. The first graph below includes the period from the first trading date for our new common stock, August 17, 2004, to December 31, 2006, the end of our last fiscal year. The second graph below reflects a period prior to our emergence from Chapter 11 proceedings, from January 1, 2002 through July 30, 2004. The trading value of one share of our new common stock bears no relation to the value of one share of our old common stock.

The Nasdaq Composite Index is a broad-based index that tracks the aggregate price performance of over 3,000 domestic and international based common type stocks listed on The Nasdaq Stock Market. The Nasdaq Telecommunications Index tracks securities of Nasdaq-listed companies classified according to the Industry Classification Benchmark as Telecommunications and Telecommunications Equipment, including providers of fixed-line and mobile telephone services, and makers and distributors of high-technology communication products. The total return for our stock and for each index assumes the reinvestment of dividends, and is based on the returns of the component companies weighted according to their capitalizations as of the end of each annual period.

In our proxy statement showing our five-year performance through the 2005 fiscal year, our performance graphs compared our stock performance to the Nasdaq Composite Index and to a peer group of five publicly traded companies within Leap’s industry: Alltel Corporation, Dobson Communications Corp., Rural Cellular Corp., Suncom Wireless Holdings, Inc. and United States Cellular Corp. (the “Peer Group”). We are now using the Nasdaq Telecommunications Index rather than the Peer Group because we believe that changes in our business and the businesses of some of the five companies listed above will make a comparison between us and the members of the Peer Group decreasingly relevant over time. If on August 17, 2004 $100 had been invested in the Peer Group, the Nasdaq Telecommunications Index, and our stock, the total return on December 31, 2006 would have been $151.17 for the Peer Group, $162.62 for the Nasdaq Telecommunications Index and $235.99 for our stock.

PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
LEAP WIRELESS INTERNATIONAL, INC.
     The undersigned hereby appoints S. DOUGLAS HUTCHESON, AMIN I. KHALIFA and ROBERT J. IRVING, JR., and each of them, with full power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of LEAP WIRELESS INTERNATIONAL, INC. Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of Leap to be held May 17, 2007 at 1:00 p.m. local time or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.
THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED,
WILL BE VOTED “FOR” THE PROPOSALS.
(Continued and to be marked, dated and signed on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲ Detach here from proxy voting card ▲
You can now access your LEAP WIRELESS INTERNATIONAL, INC. account online.
Access your Leap Wireless International, Inc. stockholder account online via Investor ServiceDirect® (ISD).
Mellon Investor Services LLC, Transfer Agent for Leap Wireless International, Inc., now makes it easy and convenient to get current information on your stockholder account.

• View account status	• Make address changes
• View certificate history	• Obtain a duplicate 1099 tax form
• View book-entry information	• Establish/change your PIN
Visit us on the web at http://www.melloninvestor.com
For Technical Assistance Call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time
Investor ServiceDirect® is a registered trademark of Mellon Investor Services LLC

Mark Here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE

		FOR	WITHHELD FOR ALL
1.	ELECTION OF DIRECTORS:	☐	☐
Nominees:
01	James D. Dondero
02	John D. Harkey, Jr.
03	S. Douglas Hutcheson
04	Robert V. LaPenta
05	Mark H. Rachesky, M.D.
06	Michael B. Targoff
Withheld for the nominees you list below: (Write that nominee’s name in the space provided below.)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2, 3 AND 4.		FOR	AGAINST	ABSTAIN
2.	TO APPROVE THE SECOND AMENDMENT TO THE 2004 STOCK OPTION, RESTRICTED STOCK AND DEFERRED STOCK UNIT PLAN, AS AMENDED, INCREASING THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER FROM 4,800,000 TO 8,300,000 SHARES, AND TO APPROVE THE 2004 STOCK OPTION, RESTRICTED STOCK AND DEFERRED STOCK UNIT PLAN, AS AMENDED TO DATE, INCLUDING THE SECOND AMENDMENT THERETO.	☐	☐	☐

3.	TO APPROVE THE LEAP WIRELESS INTERNATIONAL INC. EXECUTIVE INCENTIVE BONUS PLAN.	☐	☐	☐

4.	TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS LEAP’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007.	☐	☐	☐

	YES	NO
If you plan to attend the Annual Meeting, please mark the WILL ATTEND box	☐	☐

THE PROXIES OF THE UNDERSIGNED MAY VOTE IN THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.
Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.melloninvestor.com/isd where step-by-step instructions will prompt you through enrollment.

Signature(s) x	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

▲ Detach here from proxy voting card ▲
Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope
You can view the Annual Report and Proxy Statement
on the internet at: http://www.leapwireless.com